     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997


                                        REGISTRATION FILE NOS. 33-38463/811-4460
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                        POST-EFFECTIVE AMENDMENT NO. 10


               PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT
                PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
               PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT
                   PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)


         M. DIANE KOKEN, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                             ---------------------
                                   COPIES TO:
                             STEPHEN E. ROTH, ESQ.

                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                         1275 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20004

     It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)


         [X] on May 1, 1997 pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)

         [ ] on (date) pursuant to paragraph (a) of rule 485


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT YEAR WAS FILED ON FEBRUARY 26, 1997.


================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

       N-8B-2
        ITEM                                   CAPTION IN PROSPECTUS
--------------------    -------------------------------------------------------------------
 1                      Cover Page
 2                      Cover Page
 3                      Not Applicable
 4                      Distribution of Policies
 5                      The Separate Accounts
 6(a)                   The Separate Accounts
 6(b)                   Not Applicable
 9                      Not Applicable
10(a) and (b)           Not Applicable
10(c) and (d)           Death Benefit; Transfers; Loan Privileges; Surrender Privilege;
                        Partial Withdrawal of Net Cash Surrender Value; Free-Look
                        Privileges; Special Transfer and Conversion Rights; Accelerated
                        Death Benefit
10(e)                   Payment and Allocation of Premiums; Accelerated Death Benefit
10(f), (g), and (h)     Voting Rights, Changes in Applicable Law, Funding and Otherwise
10(i)                   Other Policy Provisions
11                      Provident Mutual Life Insurance Company; The Separate Accounts; The
                        Funds; The Stripped ("Zero") U.S. Treasury Securities Fund,
                        Provident Mutual Series A
12                      The Separate Accounts; The Funds; The Stripped ("Zero") U.S.
                        Treasury Securities Fund, Provident Mutual Series A; Distribution
                        of Policies
13(a), (b), and (c)     Payment and Allocation of Premium; Charges and Expenses;
                        Accelerated Death Benefit
13(d), (e), (f) and     Not Applicable
  (g)
13(h)                   Charges Against the Separate Accounts
14                      Payment and Allocation of Premiums; Distribution of Policies;
                        Accelerated Death Benefit
15                      Payment and Allocation of Premiums
16                      The Separate Accounts; Market Street Fund, Inc.; The Stripped
                        ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A
17                      See items 10(c), (d), and (e)
18(a), (b), and (c)     The Separate Accounts; Death Benefit; Policy Account Value
18(d)                   Not Applicable
19                      Policy Reports
20                      Not Applicable
21(a) and (b)           Loan Privileges; Accelerated Death Benefit
21(c)                   Not Applicable
22                      Not Applicable
23                      Officers and Directors of PMLIC
24                      Not Applicable
25                      PMLIC
26                      See Item 13(a), (b), and (c)

       N-8B-2
        ITEM                                   CAPTION IN PROSPECTUS
--------------------    -------------------------------------------------------------------
27                      Provident Mutual Life Insurance Company
28                      Officers and Directors of PMLIC
29                      Provident Mutual Life Insurance Company
30                      Not Applicable
31                      Not Applicable
32                      Not Applicable
33(a)                   Not Applicable
33(b)                   Distribution of Policies
34                      Not Applicable
35                      Provident Mutual Life Insurance Company; State Regulation;
                        Accelerated Death Benefit
36                      Not Applicable
37                      Not Applicable
38                      Distribution of Policies
39                      Distribution of Policies
40(a)                   Distribution of Policies
40(b)                   The Market Street Fund, Inc.; Distribution of Policies
41                      Distribution of Policies
42                      Not Applicable
43                      Not Applicable
44(a)                   Death Benefit; Policy Account Value; Accelerated Death Benefit
44(b) and (c)           Not Applicable
45                      Not Applicable
46(a)                   Death Benefit; Policy Account Value; Accelerated Death Benefit
46(b)                   Not Applicable
47                      Not Applicable
48                      Not Applicable
49                      Not Applicable
50                      The Separate Accounts
51                      Not Applicable
52(a), (b), and(c)      Voting Rights, Changes in Applicable Law, Funding and Otherwise
52(d)                   Not Applicable
53(a)                   Federal Income Tax Considerations
53(b)                   Not Applicable
54                      Not Applicable
55                      Not Applicable

[PROVIDENT MUTUAL LOGO]
                                                                      PROSPECTUS
--------------------------------------------------------------------------------
                                 PROSPECTUS FOR
           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (610) 407-1717
--------------------------------------------------------------------------------

    This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company ("PMLIC"). The Policy has an insurance component and an investment component. The primary intended purpose of the Policy is to provide insurance coverage until the Insured's Attained Age 95. It is designed to provide considerable flexibility in connection with premium payments, investment options, and death benefits. It does so by giving the Policyowner ("Owner") the right to vary the frequency and amount of premium payments (after the initial premium), to allocate Net Premiums among investment alternatives with different investment objectives and to increase or decrease the Death Benefit payable under the Policy.


    After certain deductions are made, Net Premiums are allocated to one or more of the Separate Accounts, or the Guaranteed Account (which is part of PMLIC's General Account and pays interest at declared rates guaranteed to equal or exceed 4%) or both. The eight Separate Accounts presently available are: the Provident Mutual Variable Growth Separate Account; the Provident Mutual Variable Money Market Separate Account; the Provident Mutual Variable Bond Separate Account; the Provident Mutual Variable Managed Separate Account; the Provident Mutual Variable Zero Coupon Bond Separate Account; the Provident Mutual Variable Aggressive Growth Separate Account; the Provident Mutual Variable International Separate Account and the Provident Mutual Variable Separate Account (collectively, the "Separate Accounts"). The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of a designated corresponding mutual fund portfolio. Each portfolio is a part of The Market Street Fund, Inc. (the "MS Fund"). The Zero Coupon Bond Separate Account has one Sub-Account, the assets of which are used to purchase units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Coupon Trust" or "Trust"). The Provident Mutual Variable Separate Account has sixteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; and Van Eck Worldwide Insurance Trust (together with the MS Fund, the "Funds").


    The portion of the Policy Account Value in the Separate Accounts will vary with the investment experience of the corresponding Portfolios or series of the Trust. The Owner bears the entire investment risk for all amounts allocated to the Separate Accounts; there is no guaranteed minimum account value for the Separate Accounts.

    The accompanying Prospectuses for the Funds and for the Zero Coupon Trust describe the investment objectives and the attendant risks of the Portfolios and the Trust.

    The Policy Account Value will reflect the Monthly Deductions and certain other fees and charges such as the Mortality and Expense Risk Charge and, for the Zero Coupon Bond Separate Account, the transaction charge. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner effects a decrease in Face Amount. Generally, the Policy will remain in force as long as the Net Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

    It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional protection if the purchaser already owns an adjustable variable life insurance policy.
                            ------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS LISTED ABOVE.
                            ------------------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                          Prospectus dated May 1, 1997


Form 15938 5.97

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
Definitions..........................................................................     1
Summary Description of the Policy....................................................     3
     The Policy Offered..............................................................     3
     Availability of Policy..........................................................     4
     The Death Benefit...............................................................     4
     Flexibility to Adjust Amount of Death Benefit...................................     4
     Policy Account Value............................................................     4
     Allocation of Net Premiums......................................................     5
     Transfers.......................................................................     5
     Free-Look Privilege.............................................................     5
     Charges Assessed in Connection with the Policy..................................     6
          Premium Tax Charge.........................................................     6
          Monthly Deductions.........................................................     6
          Surrender Charge and Additional Surrender Charge...........................     6
          Face Amount Increase Charge................................................     6
          Transfer Charge............................................................     6
          Partial Withdrawal Charge..................................................     6
          Daily Charges Against the Separate Accounts................................     6
          Table of Fund Fees and Expenses............................................     7
     Policy Lapse and Reinstatement..................................................     9
     Loan Privilege..................................................................     9
     Partial Withdrawal of Net Cash Surrender Value..................................    10
     Surrender of the Policy.........................................................    10
     Accelerated Death Benefit.......................................................    10
     Tax Treatment...................................................................    10
     Illustrations of Death Benefits, Policy Account Value and Net Cash Surrender
      Value..........................................................................    11
Provident Mutual Life Insurance Company, The Separate Accounts, The Funds and The
  Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A.........    12
     Provident Mutual Life Insurance Company.........................................    12
     The Separate Accounts...........................................................    12
     The Market Street Fund, Inc.....................................................    12
     The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series
      A..............................................................................    14
          2006 Series................................................................    14
     The Alger American Fund.........................................................    15
     The Variable Insurance Products Fund and Variable Insurance Products Fund II....    15
          VIP Fund...................................................................    16
          VIP Fund II................................................................    16
     Neuberger & Berman Advisers Management Trust....................................    18
     American Century Variable Portfolios, Inc.......................................    19
     Van Eck Worldwide Insurance Trust...............................................    20
     Termination of Participation Agreements.........................................    21
     Resolving Material Conflicts....................................................    22
     The Guaranteed Account..........................................................    23
Detailed Description of Policy Provisions............................................    23
     Death Benefit...................................................................    23
          General....................................................................    23
          Death Benefit Options......................................................    23
               Option A..............................................................    23
               Option B..............................................................    23
               Which Death Benefit Option to Choose..................................    24
               Change in Death Benefit Option........................................    24
               How the Death Benefit May Vary........................................    25
     Ability to Adjust Face Amount...................................................    25
          Increase...................................................................    25
          Decrease...................................................................    25
     Changes Affecting the Death Benefit.............................................    26
     How the Duration of the Policy May Vary.........................................    26

                                                                                       PAGE
                                                                                       ----
     Policy Account Value............................................................    26
          Calculation of Policy Account Value........................................    27
          Determination of Number of Units for the Separate Accounts.................    27
          Determination of Unit Value................................................    27
          Net Investment Factor......................................................    27
     Payment and Allocation of Premiums..............................................    27
          Issuance of a Policy.......................................................    27
          Amount and Timing of Premiums..............................................    28
          Premium Limitations........................................................    28
          Allocation of Net Premiums.................................................    28
          Transfers..................................................................    29
          Policy Lapse...............................................................    29
          Reinstatement..............................................................    29
Charges and Deductions...............................................................    30
     Premium Tax Charge..............................................................    30
     Surrender Charges...............................................................    30
          Surrender Charge...........................................................    30
          Additional Surrender Charge................................................    30
          Surrender Charge Upon Decrease in Face Amount..............................    31
          Allocation of Surrender Charges............................................    31
     Monthly Deductions..............................................................    31
          Cost of Insurance..........................................................    31
               Cost of Insurance Rate................................................    32
               Premium Class.........................................................    32
          Administrative Charges.....................................................    32
               Initial Administrative Charge.........................................    32
               Monthly Administrative Charge.........................................    32
          Additional Benefit Charges.................................................    32
     Face Amount Increase Charge.....................................................    33
     Partial Withdrawal Charge.......................................................    33
     Transfer Charge.................................................................    33
     Charges Against the Separate Accounts...........................................    33
          Mortality and Expense Risk Charge..........................................    33
          Asset Charge Against Zero Coupon Bond Separate Account.....................    33
     Charges for Income Taxes........................................................    33
     Guarantee of Certain Charges....................................................    34
     Other Charges...................................................................    34
Contract Rights......................................................................    34
     Loan Privileges.................................................................    34
          General....................................................................    34
          Interest Rate Charged......................................................    34
          Allocation of Loans and Collateral.........................................    34
          Interest Credited to Loan Account..........................................    34
          Effect of Policy Loan......................................................    34
          Loan Repayments............................................................    35
          Lapse With Loans Outstanding...............................................    35
          Tax Considerations.........................................................    35
     Surrender Privilege.............................................................    35
     Partial Withdrawal of Net Cash Surrender Value..................................    35
     Accelerated Death Benefit.......................................................    37
          Tax Consequence of the Rider...............................................    37
          Amount of the Accelerated Death Benefit....................................    37
          Conditions for Receipt of the Accelerated Death Benefit....................    37
          Operation of the Rider.....................................................    38
          Effect on Existing Policy..................................................    38
     Free-Look Privileges............................................................    38
          Free-Look for Policy.......................................................    38
          Free-Look for Increase in Face Amount......................................    39

                                                                                       PAGE
                                                                                       ----
     Special Transfer and Conversion Rights..........................................    39
          Transfer Right for Policy..................................................    39
          Conversion Privilege for Increase in Face Amount...........................    39
          Transfer Right for Change in Investment Policy of Separate Account or
          Subaccount.................................................................    39
          Telephone Transfers........................................................    39
          Automatic Asset Rebalancing................................................    39
The Guaranteed Account...............................................................    40
     Minimum Guaranteed and Current Interest Rates...................................    40
          Calculation of Guaranteed Account Value....................................    40
     Transfers from Guaranteed Account...............................................    41
Other Policy Provisions..............................................................    41
     Amount Payable on Final Policy Date.............................................    41
     Payment of Policy Benefits......................................................    41
     The Contract....................................................................    41
     Ownership.......................................................................    41
     Beneficiary.....................................................................    42
     Change of Owner and Beneficiary.................................................    42
     Split Dollar Arrangements.......................................................    42
     Assignments.....................................................................    42
     Misstatement of Age.............................................................    42
     Suicide.........................................................................    42
     Incontestability................................................................    42
     Dividends.......................................................................    42
     Settlement Options..............................................................    43
Supplementary Benefits...............................................................    43
     Disability Waiver of Monthly Deductions.........................................    43
     Disability Waiver of Premium Benefit............................................    43
     Change of Insured...............................................................    44
     Final Policy Date Extension.....................................................    44
Federal Income Tax Considerations....................................................    44
     Introduction....................................................................    44
     Tax Status of the Policy........................................................    44
     Tax Treatment of Policy Benefits................................................    45
          In General.................................................................    45
          Modified Endowment Contracts...............................................    46
          Distributions from Policies Classified as Modified Endowment Contracts.....    46
          Distributions from Policies Not Classified as Modified Endowment
          Contracts..................................................................    46
          Policy Loan Interest.......................................................    47
          Investment in the Policy...................................................    47
          Multiple Policies..........................................................    47
          Other Tax Consequences.....................................................    47
     Special Rules for Pension and Profit-Sharing Plans..............................    47
     Possible Charge for PMLIC's Taxes...............................................    47
Voting Rights........................................................................    48
Changes in Applicable Law, Funding, and Otherwise....................................    49
Officers and Directors of PMLIC......................................................    49
Distribution of Policies.............................................................    51
Policy Reports.......................................................................    52
State Regulation.....................................................................    52
Experts..............................................................................    52
Legal Matters........................................................................    52
Appendix A--Illustration of Death Benefits, Policy Account Values and Net Cash
  Surrender Values...................................................................   A-1
Appendix B--Long Term Market Trends..................................................   B-1
Financial Statements.................................................................   F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

ADDITIONAL SURRENDER
CHARGE.....................   The separately determined amount deducted from the
                              Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face Amount. A pro-rata
                              Additional Surrender Charge will be deducted for a reduction in Face Amount within 10 years of the effective date of a Face Amount increase. The
                              Maximum Additional Surrender Charge will be shown in the Policy Schedule Pages reflecting the Face
                              Amount increase.

ATTAINED AGE...............   The Issue Age of the Insured plus the number of
                              full Policy Years since the Policy Date.

BENEFICIARY................   The person(s) or entity(ies) designated to receive
                              all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE.......   The Policy Account Value minus any applicable
                              contingent Surrender Charge or Additional
                              Surrender Charge.

DEATH BENEFIT..............   Under Option A, the greater of the Face Amount or
                              a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy
                              Account Value on the date of death. The Death
                              Benefit Option is selected at time of application but may be later changed.

FACE AMOUNT................   The Initial Face Amount plus any increases in Face
                              Amount and minus any decreases in Face Amount.

FINAL POLICY DATE..........   The Policy Anniversary nearest Insured's Attained
                              Age 95 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy
                              Date.

GRACE PERIOD...............   The 61-day period allowed for payment of a premium
                              following the date PMLIC mails notice of the amount required to keep the Policy in force.

HOME OFFICE................   PMLIC's Home Office at 1050 Westlakes Drive,
                              Berwyn, PA 19312.

INITIAL FACE AMOUNT........   The Face Amount of the Policy on the Issue Date.
                              The Face Amount may be increased or decreased after issue.

INSURANCE PROCEEDS.........   The net amount to be paid to the Beneficiary when
                              the Insured dies.

INSURED....................   The person upon whose life the Policy is issued.

ISSUE AGE..................   The age of the Insured at his or her birthday
                              nearest the Policy Date. The Issue Age is stated in the Policy.

LOAN ACCOUNT...............   The account to which the collateral for the amount
                              of any Policy loan is transferred from the Separate Accounts and/or the Guaranteed Account.

MINIMUM FACE AMOUNT........   For the first 10 Policy Years, for Issue Ages
                              21-75, the Minimum Face Amount is $500,000; for
                              Issue Ages 1-21, $250,000. After the tenth Policy
                              Year, the Minimum Face Amount is $200,000.

MINIMUM INITIAL PREMIUM....   Equal to $300 (the Initial Administrative Charge)
                              plus the sum of three monthly deductions, increased by any premium tax and applicable surrender charges.

MONTHLY DEDUCTIONS.........   The amount deducted from the Policy Account Value
                              on each Policy Processing Day. It includes the Monthly Administrative Charge, the Monthly Cost of
                              Insurance Charge, and the monthly cost of any benefits provided by riders. The first Monthly
                              Deduction also includes the Initial Administrative
                              Charge.

NET AMOUNT AT RISK.........   The amount by which the Death Benefit exceeds the
                              Policy Account Value.

NET CASH SURRENDER VALUE...   The Policy Account Value minus any applicable
                              contingent surrender charges, minus any
                              outstanding Policy loans and accrued interest.

NET PREMIUM................   The remainder of a premium after the deduction of
                              the Premium Tax Charge.

OWNER......................   The person(s) or entity(ies) entitled to exercise
                              the rights granted in the Policy.

PLANNED PERIODIC PREMIUM...   The premium amount which the Owner plans to pay at
                              the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ACCOUNT VALUE.......   The sum of the Policy's values in the Separate
                              Accounts, the Guaranteed Account, and the Loan
                              Account.

POLICY ANNIVERSARY.........   The same day and month as the Policy Date in each
                              later year.

POLICY DATE................   The date set forth in the Policy that is used to
                              determine Policy Years and Policy Processing Days.
                              The Policy Date is generally the same as the Issue
                              Date but may be another date mutually agreed upon by PMLIC and the proposed Insured.

POLICY ISSUE DATE..........   The date on which the Policy is issued. It is used
                              to measure suicide and contestable periods.

POLICY PROCESSING DAY......   The day in each calendar month which is the same
                              day of the month as the Policy Date. The first
                              Policy Processing Day is the Policy Date.

POLICY YEAR................   A year that starts on the Policy Date or on a
                              Policy Anniversary.

PREMIUM CLASS..............   The classification of the Insured for cost of
                              insurance purposes. The classes are: standard;
                              nonsmoker; with extra rating; and nonsmoker with extra rating.

SURRENDER CHARGE...........   The amount deducted from the Policy Account Value
                              upon lapse or surrender of the Policy during the first 10 Policy Years. A pro-rata Surrender Charge will be deducted upon a decrease in the Initial
                              Face Amount during the first 10 Policy Years. The
                              Maximum Surrender Charge is shown in the Policy.
                              The Surrender Charge is determined separately from the Additional Surrender Charge.

VALUATION DAY..............   Each day that the New York Stock Exchange is open
                              for business and any other day on which there is a sufficient degree of trading with respect to a Separate Account's portfolio of securities to materially affect the value of that Separate
                              Account.

VALUATION PERIOD...........   The time between two successive Valuation Days.
                              Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation
                              Days immediately preceding it.

                       SUMMARY DESCRIPTION OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE POLICY OFFERED

     The Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy allows the Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Policy remains in force, it will provide for:

     (1) Life insurance coverage on the named Insured up to the Insured's Attained Age 95;

     (2) A Cash Surrender Value;

     (3) Surrender and withdrawal rights and Policy loan privileges; and

     (4) A variety of additional insurance benefits.

     The Policy described in this Prospectus is designed to provide insurance coverage to help lessen the economic loss resulting from the death of the Insured. It is not primarily offered as an investment. Life insurance is not a short-term investment. Prospective Owners should consider their need for insurance coverage and the Policy's long-term investment potential.

     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Option. The Policy is called "variable" because, unlike a fixed benefit whole life insurance policy, the Death Benefit under the Policy may, and its Account Value will, vary to reflect the investment performance of the chosen Separate Accounts, and the crediting of interest to the Guaranteed Account, as well as other factors.

     The failure to pay Planned Periodic Premiums will not itself cause the Policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the Policy will remain in force. In general, the Policy will lapse if the Net Cash Surrender Value is insufficient to pay the Monthly Deduction for cost of insurance and administrative charges.

     After deduction of the Premium Tax Charge, Net Premiums are allocated to one or more of the Separate Accounts and/or the Guaranteed Account as selected by the Owner. The Guaranteed Account is part of PMLIC's General Account.


     The assets of the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts are invested in a corresponding portfolio of The Market Street Fund, Inc. (the "MS Fund"), a series mutual fund with six separate investment portfolios, each intended to meet different investment objectives. Provident Mutual Variable Separate Account consists of sixteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; and Van Eck Worldwide Insurance Trust (together with the MS Fund, the "Funds", each, a "Fund"). The Subaccount of the Zero Coupon Bond Separate Account invests in units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Coupon Trust" or "Trust"). There is no assurance that the investment objectives of a particular Portfolio or series of the Trust will be met. The Owner bears the entire investment risk of amounts allocated to the Separate Accounts.


     A prospective Owner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for an existing policy.

AVAILABILITY OF POLICY


     This Policy can be issued for Insureds from Issue Ages 1 to 75. For Issue Ages 21 and over, the minimum Initial Face Amount is $500,000; for Issue Ages under 21, $250,000. (For Policies issued to residents of New York State, the minimum Initial Face Amount is $2,500,001.) Before issuing a Policy, PMLIC will require that the proposed Insured meet certain underwriting standards satisfactory to PMLIC. The premium classes available are Standard, Nonsmoker, with Extra Rating and Nonsmoker with Extra Rating. (See "Issuance of a Policy," Page 27.)


THE DEATH BENEFIT

     As long as the Policy remains in force, PMLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any dividends payable, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.


     There are two Death Benefit Options available. Death Benefit Option A provides for the greater of (a) the Face Amount and (b) the applicable percentage of the Policy Account Value. Death Benefit Option B provides for the greater of (a) the Face Amount plus the Policy Account Value and (b) the applicable percentage of the Policy Account Value. (See "Death Benefit Options," Page 23.)


FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT


     After the first Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Change in Death Benefit Option," Page 24, and "Ability to Adjust Face Amount," Page 25.) The minimum amount of a requested increase in Face Amount is $100,000 (or such lesser amount required in a particular state) and any requested increase may require evidence of insurability. Any decrease in Face Amount must be for at least $100,000 (or such lesser amount required in a particular state) and during Policy Years 2 through 10 cannot result in a Face Amount less than the minimum Initial Face Amount available; after the tenth Policy Year, the Minimum Face Amount cannot be less than $200,000. PMLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.



     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Cost of Insurance," Page 31.)


     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, PMLIC will not effect the decrease.

POLICY ACCOUNT VALUE


     The Policy Account Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Separate Accounts, the Guaranteed Account and the Loan Account. (See "Calculation of Policy Account Value," Page 27.)


     The Policy Account Value in the Separate Accounts will reflect the investment performance of the chosen Separate Accounts, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Accounts. There is no guaranteed minimum for the portion of the Policy Account Value in the Separate Accounts.

     The Guaranteed Account earns interest at rates PMLIC declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account," Page 40.)



     The Loan Account will reflect any amounts transferred from the Separate Accounts and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges," Page 34.)


     The Policy Account Value is relevant to the computation of the Death Benefit and cost of insurance charges.

ALLOCATION OF NET PREMIUMS


     Except as described below, Net Premiums will generally be allocated to the Separate Accounts, Subaccounts and the Guaranteed Account in accordance with the allocation percentages which are in effect for such premium when received at PMLIC's Home Office. These percentages will be those specified in the application or as subsequently changed by the Owner or as specified for a particular premium payment.



     Where state law requires a return of gross premiums paid when a Policy is returned under the Free-Look provision (see "Free-Look for Policy," Page 38) any portion of the Initial Net Premium and any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, the amount in the Money Market Separate Account (including investment experience) will be allocated to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages. (See "Allocation of Net Premiums," Page 28.)


TRANSFERS


     The Owner may make transfers of the amounts in the Separate Accounts and Guaranteed Account between and among such accounts and between and among Subaccounts of a Separate Account. Transfers between and among the Separate Accounts (and/or Subaccounts) or into the Guaranteed Account will be made on the date we receive the request. PMLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than four transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers," Page 29.)


FREE-LOOK PRIVILEGE


     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Policy will be cancelled. PMLIC will promptly pay to the Owner will receive a refund equal to the sum of:
(i) the Policy Account Value as of the date PMLIC receives the returned Policy; plus (ii) the amount deducted for premium taxes; plus (iii) any Monthly Deductions charged against the Policy Account Value; plus (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premium paid on the Policy and will not reflect the investment experience of the Separate Accounts. (See "Free-Look Privileges," Page 38.)



     A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount," Page 39.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY


     Premium Tax Charge. A Premium Tax Charge will be deducted from each premium payment for state and local premium taxes. This charge is based on the rate for the Insured's residence at the time the premium is paid. PMLIC reserves the right to change the amount of the charge deducted from future premiums if the Insured's residence changes or applicable law is changed. (See "Premium Tax Charge," Page 30.)



     Monthly Deductions. On the Policy Date and on each Policy Processing Day thereafter, the Policy Account Value will be reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge, a charge for additional benefits added by rider and, on the Policy Date only, the Initial Administrative Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is the Death Benefit less Policy Account Value) by the applicable cost of insurance rate(s), which will depend upon the Attained Age and Premium Class of the Insured and PMLIC's expectations as to future mortality and expense experience, but which will not exceed the guaranteed maximum cost of insurance rates set forth in the Policy based on the Insured's Attained Age, Premium Class, and the "1980 Commissioners Standard Ordinary Mortality Table B." The Policy, when sold in Massachusetts and New York State in non-employer sponsored arrangements, utilizes sex-distinct mortality tables. For the "sex-distinct" version, cost of insurance rates also vary based on the sex of the Insured. (See "Cost of Insurance," Page 31.) The monthly Administrative Charge is currently $8; the maximum permissible monthly Administrative Charge is $16. (See "Monthly Administrative Charge," Page 32.) The Initial Administrative Charge is $300, payable on the Policy Date. (See "Initial Administrative Charge," Page 32.)



     Surrender Charge and Additional Surrender Charge. A Surrender Charge, which is a contingent deferred sales charge, is imposed if the Policy is surrendered or lapses at any time before the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. (See "Surrender Charge," Page 30.) An Additional Surrender Charge will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. (See "Additional Surrender Charge," Page 30.) A portion of an Additional Surrender Charge will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect. (See "Surrender Charge Upon Decrease in Face Amount," Page 31.)


     The Surrender Charge is equal to 30% of the premiums received during the first Policy Year (or, for the Additional Surrender Charge, the first twelve policy months after an increase) up to one target premium (which is an amount, based on the age of the Insured, used solely for the purpose of calculating the Surrender Charge) plus 9% of all other premiums received to the date of surrender, lapse or decrease. The Surrender Charge and any Additional Surrender Charges, however, will not exceed the Maximum Surrender Charge and Maximum Additional Surrender Charges, respectively. During Policy Years one through six (or for six years following the effective date of an increase in Face Amount), this maximum equals 50% of the target premium for the Initial Face Amount (or 50% of the target premium for the increase, as the case may be). The maximum declines to 40% of the relevant target premiums during the seventh year, 30% during the eighth year, 20% during the ninth year and 10% during the tenth year.


     Face Amount Increase Charge. A charge equal to $300 will be deducted from the Policy Account Value on the effective date of an increase in Face Amount to compensate PMLIC for administrative expenses in connection with the increase. (See "Face Amount Increase Charge," Page 33.)



     Transfer Charge. After the fourth transfer between accounts in a Policy Year, a $25 charge for each additional transfer will be deducted from the amount transferred to compensate PMLIC for administrative costs in handling such transfers. (See "Transfer Charge," Page 33.)



     Partial Withdrawal Charge. A charge equal to $25 will be deducted by PMLIC from the Policy Account Value to compensate it for its costs. (See "Partial Withdrawal Charge," Page 33.)


     Daily Charges Against the Separate Accounts. A daily charge for PMLIC's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an effective annual rate of 0.75% of the average daily net assets of the Separate Accounts. (See "Charges Against the Separate Accounts," Page 33.)



     With regard to the Zero Coupon Bond Separate Account, a deduction equivalent to an effective annual rate of 0.25% of the average daily net assets of each Sub-Account will be made for transaction charges associated with the purchase of units of the Zero Coupon Trust. This charge may be increased in the future but in no event will it exceed an effective annual rate of 0.50%. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 33.)


     Shares of the Portfolios are purchased by the Separate Accounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios.


                        TABLE OF FUND FEES AND EXPENSES



                                                      MONEY                              AGGRESSIVE
                                       GROWTH        MARKET        BOND       MANAGED      GROWTH     INTERNATIONAL
                                     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
                                   --------------   ---------   ----------   ---------   ----------   -------------
MARKET STREET FUND ANNUAL EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fees
  (investment Advisory Fees)......      0.33%          0.25%       0.35%        0.40%       0.47%          0.75%
Other Expenses....................      0.17%          0.19%       0.21%        0.20%       0.21%          0.30%
Total Fund Annual Expenses........      0.50%          0.44%       0.56%        0.60%       0.68%          1.05%



                                       SMALL
                                   CAPITALIZATION
                                     PORTFOLIO
                                   --------------
ALGER AMERICAN FUND ANNUAL
EXPENSES(2)
  (AS A % OF AVERAGE NET ASSETS)
Management Fees
  (investment Advisory Fees)......      0.85%
Other Expenses....................      0.03%
Total Fund Annual Expenses........      0.88%



                                        HIGH         EQUITY
                                       INCOME        INCOME       GROWTH     OVERSEAS
                                     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                   --------------   ---------   ----------   ---------
VARIABLE INSURANCE PRODUCTS FUND
ANNUAL EXPENSES(2)
  (AS A % OF AVERAGE NET ASSETS)
Management Fees
  (Investment Advisory Fees)......      0.60%          0.51%       0.60%        0.76%
Other Expenses
  (after reimbursement)(1)........      0.11%          0.05%       0.07%        0.16%
Total Fund Annual Expenses
  (after reimbursement)(1)........      0.71%          0.56%       0.67%        0.92%

                                       ASSET          INDEX     INVESTMENT
                                      MANAGER          500      GRADE BOND   CONTRAFUND
                                     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                   --------------   ---------   ----------   ---------
VARIABLE INSURANCE PRODUCTS FUND
II ANNUAL EXPENSES(2)
(AS A % OF AVERAGE NET ASSETS)
Management Fees
  (investment Advisory Fees)......      0.64%          0.28%       0.44%        0.61%
Other Expenses
  (after reimbursement)(1)........      0.09%          0.00%       0.14%        0.10%
Total Fund Annual Expenses
  (after reimbursement)(1)........      0.73%          0.28%       0.58%        0.71%



                                                                 LIMITED
                                                                 MATURITY
                                      BALANCED       GROWTH        BOND
                                     PORTFOLIO      PORTFOLIO   PORTFOLIO
                                   --------------   ---------   ----------
NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST ANNUAL
EXPENSES(2)
  (AS A % OF AVERAGE NET ASSETS)
Management Fees
  (investment Advisory Fees)......      0.55%          0.53%       0.25%
Other Expenses....................      0.54%          0.39%       0.53%
Total Fund Annual Expenses........      1.09%          0.92%       0.78%



                                      CAPITAL
                                    APPRECIATION
                                     PORTFOLIO
                                   --------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. ANNUAL
EXPENSES(2)
  (AS A % OF AVERAGE NET ASSETS)
Management Fees
  (investment Advisory Fees)......      1.00%
Other Expenses....................      0.00%
Total Fund Annual Expenses........      1.00%



                                                    WORLDWIDE   WORLDWIDE
                                     WORLDWIDE        HARD       EMERGING
                                        BOND         ASSETS      MARKETS
                                     PORTFOLIO      PORTFOLIO   PORTFOLIO
                                   --------------   ---------   ----------
VAN ECK WORLDWIDE INSURANCE TRUST
ANNUAL EXPENSES(2)
  (AS A % OF AVERAGE NET ASSETS)
Management Fees
  (investment Advisory Fees)......      1.00%          1.00%       1.00%
Other Expenses
  (after reimbursement)(1)........      0.16%          0.23%       0.50%
Total Fund Annual Expenses
  (after reimbursement)(1)........      1.16%          1.23%       1.50%

                                        ZERO
                                       COUPON
                                        2006
                                     PORTFOLIO
                                   --------------
MERRILL LYNCH ZERO UST SECURITIES
FUND ANNUAL EXPENSES(2)
  (AS A % OF AVERAGE NET ASSETS)
Management Fees
  (investment Advisory Fees)......      0.00%
Other Expenses....................      0.25%
Total Fund Annual Expenses........      0.25%


---------------

(1) For certain portfolios, certain expenses were reimbursed during 1996. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1996 Other Expenses and Total Annual Expenses would have been 0.07%, 0.58% respectively, for the Fidelity Equity Income Portfolio, 0.09%, 0.69%, respectively for the Fidelity Growth Portfolio, 0.17%, 0.93%, respectively, for the Fidelity Overseas Portfolio, 0.10%, 0.74%, respectively, for the Fidelity Asset Manager Portfolio, 0.16%, 0.44%, respectively, for the Fidelity Index 500 Portfolio, 0.13%, 0.74%, respectively, for the Fidelity Contrafund Portfolio, 0.17%, 1.17%, respectively, for the VanEck Worldwide Bond Portfolio, 0.24%, 1.24%, respectively, for the Van Eck Worldwide Hard Assets Portfolio and 1.64%, 2.64%, respectively, for the VanEck Worldwide Emerging Markets Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1996 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds was provided by those Funds. The Alger American Fund, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Neuberger & Berman ATM Fund, the American Century Variable Portfolio, the Van Eck WIT Fund and the Merrill Lynch Zero Coupon Fund are not affiliated with Provident Mutual.


POLICY LAPSE AND REINSTATEMENT


     The Policy will lapse if and only if the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and a 61-day Grace Period expires without a sufficient premium payment. The failure to pay a Planned Periodic Premium will not itself cause a Policy to lapse. (See "Policy Lapse," Page 29.)



     Subject to certain conditions, including evidence of insurability satisfactory to PMLIC and the payment of a sufficient premium, a Policy may be reinstated at any time within three years (or such longer period as may be required in a particular state) after the expiration of the Grace Period and before the Final Policy Date. (See "Reinstatement," Page 29.)


LOAN PRIVILEGE

     The Owner may obtain Policy loans in a minimum amount of $1,500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value.

     Policy loans will bear interest at a fixed rate of 8% per year (6% per year for Policies issued in New York State), payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date.


     Policy loans are allocated to the Separate Accounts and the Guaranteed Account based on the proportion that each account's value bears to the total unloaned Policy Account Value. Based on this allocation, the collateral for the loan is deducted from each account and transferred to the Loan Account. This amount in the Loan Account will earn interest at an effective annual rate PMLIC will determine prior to each calendar year. This rate will not be less than 4%. (See "Loan Privileges," Page 34.)

     Depending upon the investment performance of Net Cash Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE


     After the first Policy Year, the Owner may, subject to certain restrictions, request a partial withdrawal of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge will be allocated to the Separate Accounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value. If Death Benefit Option A is in effect, PMLIC will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal of Net Cash Surrender Value," Page 35.)


SURRENDER OF THE POLICY


     The Owner may at any time fully surrender the Policy and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Policy Account Value less any Policy loan and any applicable surrender charges. (See "Surrender Privilege," Page 35.)


ACCELERATED DEATH BENEFIT


     The Owner of a Policy with the Accelerated Death Benefit Rider may receive, at his or her request and upon approval by PMLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility. (See "Accelerated Death Benefit," Page 37.)


TAX TREATMENT

     PMLIC believes (based on IRS Notice 88-128 and the proposed Regulations under Section 7702, issued on July 3, 1991), that a Policy issued on the basis of a Standard Premium Class generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued with Extra Rating or Nonsmoker with Extra Rating (i.e., substandard) basis, there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued with extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the
Section 7702 definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.


     Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy," Page 44.)



     Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 45.)


     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified

Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page 46.)


ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUE AND NET CASH SURRENDER
VALUE

     Illustrations of how investment performance of the Separate Accounts may cause Death Benefits, the Policy Account Value and the Net Cash Surrender Value to vary are included in Appendix A commencing on page A-1. These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. Illustrations are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

        PROVIDENT MUTUAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNTS,
                      THE FUNDS AND THE STRIPPED ("ZERO")
            U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

PROVIDENT MUTUAL LIFE INSURANCE COMPANY


     PMLIC, a mutual life insurance company chartered in 1865 under Pennsylvania law, is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. PMLIC assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1996, PMLIC's assets were over $7.1 billion. (See "Financial Statements," Page F-1.)


THE SEPARATE ACCOUNTS

     The Growth, Money Market, Bond, Managed, and Zero Coupon Bond Separate Accounts were established by PMLIC on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.

     Each Separate Account's assets are the property of PMLIC. Each Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be chargeable with liabilities arising out of any other business that PMLIC may conduct. In addition to the net assets and other liabilities for the Policies, the Separate Account's net assets include amounts held to support other variable life insurance policies issued by PMLIC and amounts derived from expenses charged to the accounts by PMLIC which it currently holds in the Separate Accounts. From time to time these additional amounts will be transferred in cash by PMLIC to its General Account. Before making any such transfer, PMLIC will consider any possible adverse impact the transfer might have on an account.

     The Separate Accounts are collectively registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act) as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.

THE MARKET STREET FUND, INC.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The MS Fund currently issues six "series" or classes of shares, each of which represents an interest in a separate portfolio within the MS Fund: the Growth Portfolio, the Money Market Portfolio, the Bond Portfolio, the Managed Portfolio, the Aggressive Growth Portfolio and the International Portfolio. Shares of each portfolio currently are purchased and redeemed by the corresponding Separate Account. The Fund sells and redeems its shares at net asset value without a sales charge.

     The MS Fund presently serves as an investment medium for other variable life policies issued by PMLIC and for variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. At some later date the MS Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by PMLIC and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of PMLIC. PMLIC currently does not foresee any disadvantages to Owners arising out of the fact that the MS Fund will offer its shares to fund products other than PMLIC's policies. However, the MS Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.

     The investment objectives of the MS Fund's portfolios are set forth below. The investment experience of each of the Separate Accounts depends on the investment performance of the corresponding portfolio. There is no assurance that any portfolio will achieve its stated objective.

     The Growth Portfolio. This portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.


     With respect to the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios, the MS Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, PMMC receives monthly compensation as follows:



          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.



          Money Market Portfolio -- 0.25% of the average daily net assets of the portfolio.



          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.


          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

     With respect to the International Portfolio, the MS Fund is advised by PIMC which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. (TBC) to provide investment advisory services in connection with the portfolio. As compensation for the investment advisory services rendered, PIMC pays TBC a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.

     In addition to the fee for the investment advisory services, the MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodian costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the MS Fund whereby it will reimburse the MS Fund for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, MS Fund expenses will increase.

     A more extensive description of the MS Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operation is contained in the Prospectus for the MS Fund, which accompanies this Prospectus.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

     The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of one series with a maturity date of February 15, 2006. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. A brief summary of the securities purchased by the Trust is set forth below.

     More detailed information may be found in the current Prospectus for The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.


     Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Zero Coupon Trust would grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The units, however, are held in Sub-Accounts of the Zero Coupon Bond Separate Account, and certain charges described under "Charges Against the Separate Accounts" on Page 30, specifically the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account, must be reflected in the determination of a net return. The net rate of return to maturity calculated below thus depends on the compound rate of growth in the units and these underlying charges, and on the units being held to maturity. It does not, however, reflect the applicable Monthly Deductions from Policy Account Value (see "Monthly Deductions," Page 6) or the Premium Tax Charge (see "Premium Tax Charge," Page 6) or any Surrender Charges (see "Surrender Charges," Page
30), which would affect the actual yield to an Owner. Since the value of the Trust's units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and, hence, the net rate of return to maturity will correspondingly vary on a daily basis. The rate of return to maturity may differ for each Net Premium allocated to the Zero Coupon Bond Separate Account, depending upon the rate in effect when the premium is received.


     2006 Series. This portfolio contains stripped U.S. Treasury securities maturing on February 15, 2006. As of April 28, 1993 the net rate of return to maturity was 6.92%.

     Because the value of the Trust's units vary on a daily basis to reflect market values, no net rate of return can be calculated prospectively for units not held until maturity. The fluctuation in the value of units of the Zero Coupon Trust prior to maturity is more volatile than that of units of a unit investment trust containing unstripped U.S. Treasury securities of comparable maturities, and because the value of units of the Zero Coupon Trust will affect the Death Benefit and Policy Account Value, the Policy Account Value and Death Benefit will fluctuate accordingly.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) serves as Sponsor for the Zero Coupon Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Zero Coupon Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 33).


     Units of the Zero Coupon Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.

     Thirty days prior to the maturity date of the securities contained in a series of the Trust, an Owner who has allocated Net Premiums to the Sub-Account of the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Sub-Account into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by PMLIC within the 30-day period, the amount in the Sub-Account will be transferred to the Money Market Separate Account.

THE ALGER AMERICAN FUND

     The Variable Account has sixteen Subaccounts, one of which invests exclusively in shares of a Portfolio of The Alger American Fund ("Alger American"). Alger American is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Alger American.

     The Alger American Small Capitalization Subaccount of the Variable Account invests in shares of the Alger American Small Capitalization Portfolio of Alger American. (Alger American has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the Alger American Small Capitalization Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of Alger American Small Capitalization Portfolio from Alger American in accordance with a participation agreement between Alger American and PMLIC. The termination provisions of this participation agreement is described below.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an investment adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more extensive description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for Alger American which accompanies this Prospectus.

THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     Provident Mutual Variable Separate Account (the "Variable Account") has sixteen Subaccounts, eight of which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP Fund II"). Like the MS Fund, the VIP Fund and the VIP Fund II are each "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund.

     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount and Fidelity Overseas Subaccount of the Variable Account invest in shares of the Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio, respectively, of the VIP Fund. The

Fidelity Asset Manager Subaccount, Fidelity Contrafund Subaccount, Fidelity Index 500 Subaccount and Fidelity Investment Grade Bond Subaccount of the Variable Account invest in shares of the Asset Manager Portfolio, Contrafund Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio, respectively, of the VIP Fund II. (The VIP Fund and VIP Fund II have other investment Portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the VIP Fund and the VIP Fund II in accordance with a participation agreement between each Fund and PMLIC. The termination provisions of these participation agreements are described below.

     The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

  VIP Fund

     Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

     Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

     Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

  VIP Fund II

     Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

     Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in companies believed to be undervalued due to an overly pessimistic appraisal by the public.

     Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

     Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

     The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Asset Manager, Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.

     For the Equity-Income, Growth, Overseas and Asset Manager Portfolios, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.

     2. An individual fund fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Contrafund and Growth Portfolios, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     The Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     For the High Income and Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.

     2. An individual fund fee rate of 0.35% for the High Income Portfolio and 0.30% for the Investment Grade Bond Portfolio.

          One-twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

          On behalf of the Asset Manager Portfolio and the Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far
     East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.

          On behalf of the Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors (FIIA). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio. FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.).

          Currently, FMR U.K., FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

          Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

          For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

          For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR U.K., FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.

     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the Equity-Income and Growth Portfolios, 1.25% of the average net assets of the Asset Manager Portfolio and 0.28% of the average net assets of the Index 500 Portfolio.

     A full description of the VIP Fund and the VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the VIP Fund and VIP Fund II which accompany this Prospectus. You should note that the VIP Fund and VIP Fund II have other investment portfolios that are not available with the variable life insurance policies issued by PMLIC.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

     The Variable Account has sixteen Subaccounts, three of which invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT"). Like the MS fund, the AMT is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of AMT.

     The Neuberger & Berman Balanced Subaccount, Neuberger & Berman Growth Subaccount and Neuberger & Berman Limited Maturity Bond Subaccount of the Variable Account invest in shares of the Balanced Portfolio, Growth Portfolio and Limited Maturity Bond Portfolio, respectively, of AMT. (AMT has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from AMT in accordance with a participation agreement between AMT and PMLIC. The termination provisions of these participation agreements are described below.

     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.

     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Subaccounts will invest. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

     Balanced Portfolio. The Series corresponding to this Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal through investment of a portion of its assets in common stocks and a portion of its assets in debt securities.

     Growth Portfolio. The Series corresponding to this Portfolio seeks capital appreciation without regard to income through investments in common stocks of companies that the investment adviser believes will have the maximum potential for long-term capital appreciation.

     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity through investment in a diversified portfolio of fixed and variable debt securities with a short to intermediate term.

     The Investment Adviser for the Series of Managers Trust corresponding to the Balanced, Growth and Limited Maturity Bond Portfolios of AMT is Neuberger & Berman Management, Incorporated. The Investment Adviser retains Neuberger & Berman, without cost to AMT, as sub-adviser to furnish it with investment recommendations and research information.


     As compensation for its services under the Investment Advisory Agreement AMT pays a fee to the Investment Adviser at the end of each month. For the Balanced Portfolio this fee is paid at the annual rate of 0.80% of the average daily net assets of the Portfolio, for the Growth Portfolio, at the annual rate of 0.70% of the first $250 million of the average of the total net asset value determined on each calendar day throughout the month (hereinafter called "average asset value"), 0.675% of the next $250 million of average asset value, 0.650% of the next $250 million of average asset value, 0.625% of the next $250 million of average asset value and 0.60% of the average asset value in excess of $1 billion and for the Limited Maturity Bond Portfolio, at the annual rate of 0.60% of the average daily net assets of the Portfolio. The distributor, Neuberger & Berman Management, Incorporated, has agreed to reimburse each of the Portfolios for certain expenses.


     A more extensive description of AMT, the investment objectives of the available Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the Balanced, Growth and Limited Maturity Bond Portfolios of AMT which accompany this Prospectus.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.



     The Variable Account has sixteen Subaccounts, one of which invests exclusively in shares of a Portfolio of the American Century Variable Portfolios, Inc. ("American Century"). Like the MS Fund, the American Century is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of American Century.

     The American Century Variable Subaccount of the Variable Account invests in shares of the American Century Variable Portfolio of American Century. (American Century has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the American Century Variable Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of American Century Variable Portfolio from American Century in accordance with a participation agreement between American Century and PMLIC. The termination provisions of these participation agreements are described below.



     American Century Variable Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. There is no assurance that American Century Variable Portfolio will achieve its stated objective.



     The investment adviser for the American Century Variable Portfolio is Investors Research Corporation ("Investors Research"). As compensation for its services, Investors Research receives a fee at the end of each month at an annual rate of 1% of the average net assets of the American Century Variable Portfolio.



     A more extensive description of American Century and the American Century Variable Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for American Century which accompanies this Prospectus.



VAN ECK WORLDWIDE INSURANCE TRUST



     The Variable Account has sixteen Subaccounts, three of which invest exclusively in shares of Portfolios of Van Eck Worldwide Insurance Trust (the "Van Eck Trust"). Like the MS Fund, the Van Eck Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Van Eck Trust.



     The Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, and Van Eck Worldwide Emerging Markets Subaccounts of the Variable Account invest in shares of the Van Eck Worldwide Bond, the Van Eck Worldwide Hard Assets, and Van Eck Worldwide Emerging Markets Portfolios, respectively, of Van Eck Trust. Shares of the Van Eck Worldwide Bond, the Worldwide Hard Assets, and Worldwide Emerging Markets Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from Van Eck Trust in accordance with a participation agreement between the Van Eck Trust and PMLIC. The termination provisions of this participation agreement are described below.


     The investment objectives of the Portfolios of Van Eck Trust are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that these Portfolios will achieve their stated objectives.


     Van Eck Worldwide Hard Assets Portfolio seeks long-term capital appreciation by investing primarily in "Hard Assets Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.


     Van Eck Worldwide Bond Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     Van Eck Worldwide Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Emerging Markets Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets Portfolio, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the Portfolio's average daily net assets.


     Peregrine Asset Management (Hong Kong) Limited ("PAM") serves as sub-investment adviser to the Worldwide Emerging Markets Portfolio pursuant to a sub-investment advisory agreement with Van Eck Associates. As compensation for its services, PAM is paid a monthly fee at an annual rate of 0.50% of average daily net assets by Van Eck Associates from the advisory fees it receives from Van Eck Trust with respect to this Portfolio.


     A more extensive description of Van Eck Trust, Van Eck Worldwide Hard Assets Portfolio, Van Eck Worldwide Bond Portfolio and Van Eck Worldwide Emerging Markets Portfolio, including each Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for the Trust that accompanies this Prospectus.


TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PMLIC in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PMLIC in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PMLIC if shares are not reasonably available; 7) by PMLIC if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PMLIC if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PMLIC has suffered a material adverse change in its business, operation, financial condition or prospects.

          Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the policies,
     3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its policies.

          Neuberger & Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.


          American Century Variable Portfolios, Inc. The agreement with American Century provides for termination 1) by PMLIC or American Century upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or American Century in the event that shares of American Century subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of American Century are no longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of American Century, 4) upon assignment of the agreement unless both parties agree to the assignment in writing or upon termination of American Century's investment management agreement with Investor's Research (unless a new management agreement is entered into by American Century with Investor's Research), and 5) by American Century if PMLIC breaches the agreement.



          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PMLIC or Van Eck Trust upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are no longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) upon assignment of the agreement unless both parties agree to the assignment in writing.


     Should an agreement between PMLIC and a Fund terminate, the Subaccounts that invest in that Fund will not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to allocate cash values or net premiums to Subaccounts investing in Portfolios of such Fund.


     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. Should a Fund or portfolio of such Fund decide not to sell its shares to PMLIC, PMLIC may not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or portfolio.


     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

RESOLVING MATERIAL CONFLICTS

     The VIP Fund and VIP Fund II are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a subsidiary of PMLIC. AMT is used as an investment vehicle for variable life insurance policies issued by PMLIC. In addition, the Funds, other than MS Fund, are also available to registered separate accounts of insurance companies, other than PMLIC or its affiliates, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners whose policy values are allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

     In addition, certain Funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, PMLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the Individual Fund Prospectuses for more information.

THE GUARANTEED ACCOUNT

     For information on the Guaranteed Account, see page 36.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The amount payable under the designated Death Benefit Option will be increased by any additional benefits, and any dividend payable and will be decreased by any outstanding Policy loan and accrued interest and by any unpaid Monthly Deductions.


     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 24.


     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:

ATTAINED AGE     PERCENTAGE      ATTAINED AGE     PERCENTAGE
------------     ----------     --------------    ----------
 Under 40           250%              60             130%
    45              215%              65             120%
    50              185%              70             115%
    55              150%        75 through 90        105%
                                      95             100%

For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $500,000 will generally pay a Death Benefit of $500,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $200,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $250,000 will have a Death Benefit of $625,000 (2.50 X $250,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000).

     Similarly, any time the Policy Account Value exceeds $200,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the Insured's date of death.)

     Illustration of Option B. For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

     Under Option B, a Policy with a Face Amount of $500,000 will generally pay a Death Benefit of $500,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $550,000 ($500,000 plus $50,000); a Policy Account Value of $100,000 will yield a Death Benefit of $600,000; and a Policy Account Value of $250,000 will yield a Death Benefit of $750,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $333,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $333,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $350,000 will therefore have a Death Benefit of $875,000 (2.50 X $350,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 X $500,000).
Similarly, any time the Policy Account Value exceeds $333,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the first Policy Year, at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Death Benefit Option in effect may be changed by sending PMLIC a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PMLIC receives the written request.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $1,000,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $1,000,000 and a Net Amount at Risk of $900,000 ($1,000,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $1,000,000 to $900,000 but the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000). If the
Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, but the Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PMLIC will not effect the change.


     A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45).


     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT


     Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to PMLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following PMLIC's approval of the request. An increase in Face Amount may have tax consequences. (See "Tax Treatment of Policy Benefits," Page 45). The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below. Increases and decreases in Face Amount may not be made within 12 months of a previous increase or decrease, as the case may be.


     Increase. A request for an increase in Face Amount may not be for less than $100,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to PMLIC of the Insured's insurability.

     On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge (currently $300) for the increase. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.


     An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge," Page 33). In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Cost of Insurance," Page 31).



     After increasing the Face Amount, the Owner will have the right: (i) during the free-look period following the effective date of the increase, to have the increase cancelled and receive a credit or refund; and (ii) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by PMLIC. (See "Conversion Privilege for Increase in Face Amount," Page 39).


     Decrease. The amount of a Face Amount decrease must be for at least $100,000 (or such lesser amount required in a particular state). During Policy Years 2 through 10, the Face Amount after any decrease may not be less than the minimum Initial Face Amount for a newly issued policy. After the 10th Policy Year, the Minimum Face Amount is $200,000. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, PMLIC will not effect the decrease.


     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly insurance charges. A decrease in the Face Amount may result in the imposition of a surrender charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charge Upon Decrease in Face Amount," Page 31).

     Any surrender charge applicable to a decrease will be deducted from the Policy Account Value and the remaining surrender charge will be reduced by the amount deducted. The surrender charge will be deducted from the Separate Accounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.

     For purposes of determining the cost of insurance charge and surrender charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

CHANGES AFFECTING THE DEATH BENEFIT

     Owner may increase or decrease the Face Amount. In addition, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of Net Cash Surrender Value may have consequences for the Death Benefit or charges associated therewith. The consequences of each are summarized below.

     A decrease in Face Amount will, subject to applicable percentage limitations, decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any Surrender Charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and applicable percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

     Under Death Benefit Option A, until the applicable percentage of Policy Account Value exceeds the Face Amount, then (i) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will generally be increased.

     Under Death Benefit Option B, until the applicable percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Policy Account Value, then (i) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will be lower.


     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. It will not reduce the amount of insurance protection unless the Death Benefit is based on the applicable percentage of Policy Account Value. This is because if the Death Benefit is based on the applicable percentage, the decrease in the Death Benefit will be greater than the amount of a withdrawal. Since the primary use of a partial withdrawal is to withdraw cash which reduces the Policy Account Value, the Net Cash Surrender Value is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 29).


HOW THE DURATION OF THE POLICY MAY VARY


     The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. The Owner has certain rights to reinstate the Policy. (See "Reinstatement," Page 29).


POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account. The

Policy Account Value minus any applicable Contingent Surrender Charge or Additional Surrender Charge is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Policy Account Value in any of the Separate Accounts and, because the Policy Account Value on any future date depends upon a number of variables, it cannot be predetermined.

     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Separate Accounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter on each Valuation Day. On the Policy Date, the Policy Account Value will be the Net Premiums received less any Monthly Deductions due on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value will be:

          (1) The aggregate of the values attributable to the Policy in each Separate Account, determined by multiplying the number of units the Policy has in the Separate Account by the Separate Account's Unit Value on that date;


          (2) The value attributable to the Policy in the Guaranteed Account (See "The Guaranteed Account," Page 40); plus



          (3) The value attributable to the Policy in the Loan Account. (See "Loan Privileges," Page 34).


     Determination of Number of Units for the Separate Accounts. Amounts allocated, transferred or added to a Separate Account under a Policy are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Separate Account equals the number of units purchased minus the number of units redeemed up to such time. For each Separate Account, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

     Determination of Unit Value. The unit value of a Separate Account is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.

     Net Investment Factor. Each Separate Account or Sub-Account of a Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Separate Account or Sub-Account. The factor will increase to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying portfolio or series. The factor will decrease to reflect any capital losses, realized or unrealized, for the securities of the underlying portfolio or series.

     The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Bond Separate Account will be deducted in determining the applicable Net Investment Factor.

PAYMENT AND ALLOCATION OF PREMIUMS


     Issuance of a Policy. In order to purchase a Policy, an individual must make application to PMLIC through a licensed PMLIC agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. The minimum Initial Face Amount of a Policy under PMLIC's rules is currently $500,000 for Issue Ages 21 and over and $250,000 for Issue Ages under 21. (For Policies issued to residents of New York State, the minimum Face Amount at issue is $2,500,001). PMLIC reserves the right to revise its rules from time to time to specify a different minimum Initial Face Amount for subsequently issued policies. A Policy will be issued only to Insureds who have an Issue Age of 75 or less and who provide PMLIC with satisfactory evidence of insurability. Acceptance is subject to PMLIC's underwriting rules. PMLIC reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies," Page 51.)

     At the time the application for a Policy is signed, an applicant can, subject to PMLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal the Initial Administrative Charge of $300 plus an amount sufficient for the first three Monthly Deductions, increased for any Premium Tax and Surrender Charge. Where Minimum Initial Premium is not submitted with the application, it must be submitted when the Policy is delivered.

     The amount of coverage under the Temporary Agreement is the lesser of the Face Amount applied for or $500,000. Coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PMLIC mails a notice of termination of coverage.

     Amount and Timing of Premiums. Each premium payment must be for at least $100. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

     At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PMLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

     Unless prohibited by a particular state (i.e., New York), any payments made while there is an outstanding Policy loan will be applied as loan repayments unless PMLIC is notified in writing, that the amount is to be applied as a premium payment. (Payments made under New York Policies will be treated as premium payments and will only be applied as loan repayments if the Owner specifically requests). The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount, frequency and time period over which premiums are paid. Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by the Owner.

     Premium Limitations. With regard to a Policy's inside build-up, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, PMLIC will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value would still be excludable from gross income under the Code.


     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PMLIC will not effect such change. (See "Federal Income Tax Considerations," Page 44).


     Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. The application for the Policy will indicate how Net Premiums should be allocated among the Separate Accounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PMLIC will allocate the Net Premiums on the date it receives such premium at its Home Office.


     Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provision (See "Free-Look for Policy," Page 38) any portion of the Initial Premium and any subsequent premiums received by PMLIC before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, PMLIC will allocate the amount in the Money Market Separate Account to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages.


     For example, assume a Policy was issued with Net Premiums allocated 25% to the Growth Separate Account, 25% to the Bond Separate Account and 50% to the Guaranteed Account. During the 15-day period stated above, 50% (25% + 25%) of the premiums will be allocated to the Money Market Separate Account. At the end of the 15-day period, 50% (25% / 50%) of the amount in the Money Market Separate Account will be transferred to the Growth Separate Account and 50% to the Bond Separate Account.

     For premium payments received after the 15-day period, Net Premiums will be allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PMLIC with written notice.

     The values of the Separate Accounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

     Transfers. The Owner may transfer the Policy Account Value between and among the Separate Accounts the Subaccounts of the Variable Account and the Guaranteed Account by making a written transfer request to PMLIC. The amount transferred each time must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount will be transferred. Transfers between and among the Separate Accounts (and/or Subaccounts) are made as of the Valuation Day that the request for transfer is received at the Home Office.


     The Owner may, at any time, transfer all or part of the amount in one of the Separate Accounts (or Subaccount) to another Separate Account (or Subaccount) and/or to the Guaranteed Account. (For transfers from the Guaranteed Account to the Separate Accounts, see "Transfers from Guaranteed Account," Page
41).


     After four transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a request are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation from the Money Market Separate Account following the 15-day period after the Issue Date, will not be subject to a transfer charge and will not count against the four free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

     Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment.

     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PMLIC. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, the Owner must during the Grace Period make a premium payment sufficient to increase the Net Cash Surrender Value to an amount sufficient to cover any unpaid Monthly Deductions. The notice sent by PMLIC will specify the payment required to keep the Policy in force. Failure to make a sufficient payment within the Grace Period will result in lapse of the Policy without value.

     Reinstatement. A Policy that lapses without value may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final

Policy Date by submitting evidence of the Insured's insurability satisfactory to PMLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement, which is the date the reinstatement application is approved. Upon reinstatement, the Policy Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Policy Date as it had prior to the lapse.

                             CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy to compensate PMLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy.

PREMIUM TAX CHARGE

     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state, and range from 0.75% to 3.5%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.

SURRENDER CHARGES

     A Surrender Charge, which is a contingent deferred sales charge, is imposed if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. Additional Surrender Charges, which also are contingent deferred sales charges, will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount.

     A portion of an Additional Surrender Charge also will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect. These surrender charges are designed partially to compensate PMLIC for the cost of selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, and any advertising and underwriting costs. PMLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.

     Surrender Charge. The Surrender Charge will not exceed the Maximum Surrender Charge specified in the Policy. During Policy Years 1 through 6, this maximum equals 50% of the target premium (which is an amount, based on the Initial Face Amount and the Issue Age of the Insured, used solely for the purpose of calculating the Surrender Charge) for the Initial Face Amount. It equals 40% of that target premium during Policy Year 7, 30% during Policy Year 8, 20% during Policy Year 9, 10% during Policy Year 10, and 0% during Policy Years 11 and later. The Surrender Charge actually imposed will equal the lesser of the Maximum Surrender Charge and an amount equal to 30% of the premiums actually received during the first Policy Year up to one target premium plus 9% of all other premiums paid to the date of surrender or lapse, less any Surrender Charge previously paid at the time of a decrease in Face Amount.

     Additional Surrender Charge. An Additional Charge is associated with each increase in Face Amount. Each Additional Surrender Charge is calculated in a manner similar to the Surrender Charge associated with the Initial Face Amount. The Maximum Additional Surrender Charge for an increase in Face Amount is 50% of the target premium for that increase (which is an amount based upon the amount of the increase and the Attained Age of the Insured at the time of such increase). This maximum remains level for six years following the effective date of an increase. It equals 40% of that target premium during the seventh year, and declines to 0% by the beginning of the eleventh year after the effective date of the increase. The Additional Surrender Charge actually deducted will equal the lesser of this maximum and 30% of premiums received, up to the first target premium for that increase, during the first twelve policy months after an increase and 9% of all premiums thereafter. As explained below, only a portion of premiums received after the effective date of an increase will be counted for this purpose. However, as described in the following paragraph, a portion of the Policy Account Value on the effective date of an increase also will be considered a "premium" for purposes of calculating the amount of each Additional Surrender Charge.

     Additional premium payments may not be required to fund a requested increase in Face Amount. Instead, a special method, based on a guideline annual premium calculated according to SEC rules, is used to allocate a portion of the existing Policy Account Value to the increase and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the SEC guideline annual premium for the Initial Face Amount and the SEC guideline annual premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the guideline annual premium is equal to $15,000 before an increase and is equal to $20,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($15,000/$20,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, SEC guideline annual premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.

     Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

     Allocation of Surrender Charges. The Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Separate Accounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Policy, (c) administrative expenses, and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction will be deducted from the Separate Accounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PMLIC pursuant to the Owner's written request. If a monthly deduction cannot be made on the basis of the allocation schedule then in effect, the deduction will be made based on the allocation of Policy Account Value among the Owner's Guaranteed Account Value and the value in any Separate Account and/or Subaccount.

     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is determined separately for the Initial Face

Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

     A cost of insurance rate is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the Death Benefit in excess of the total Face Amount.

     Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

     Cost of Insurance Rate. The cost of insurance rate will be based on the Attained Age and Premium Class of the Insured. The actual monthly cost of insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Premium Class, and the 1980 Commissioners Standard Ordinary Mortality Table B. Any change in the cost of insurance rates will apply to all persons of the same Attained Age and Premium Class. For Policies sold in Massachusetts, New Jersey and New York State in non-employer sponsored arrangements, cost of insurance rates, both current and guaranteed, also vary based on the sex of the Insured.

     Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a premium class with extra ratings. The Premium Classes are divided into two categories: smokers and nonsmokers. Nonsmoking insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.

     Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, PMLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will remain as shown in the Policy. However, if the Insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.


     Administrative Charges. PMLIC administers the Policy and the Separate Accounts and, therefore, will incur certain ordinary administrative expenses and certain issuance expenses. There are two administrative charges, the Initial Administrative Charge and the Monthly Administrative Charge.


     Initial Administrative Charge. The Initial Administrative Charge of $300 will be deducted from the Policy Account Value on the Policy Date as part of the first Monthly Deduction. The Initial Administrative Charge is intended to reimburse PMLIC for administrative expenses in connection with the issuance of the Policy, including medical exams, review of applications for insurance, underwriting decisions and processing of the applications, establishing Policy records, and Policy issue.

     Monthly Administrative Charge. A Monthly Administrative Charge (presently $8) will be deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $16 per month. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider.

FACE AMOUNT INCREASE CHARGE


     If the Face Amount is increased, a $300 increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge is intended to reimburse PMLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.


PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PMLIC for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE


     After four transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PMLIC for the costs of processing such transfers.


     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Separate Account to other Separate Accounts. These transfers will not count against the four free transfers in any Policy Year.

CHARGES AGAINST THE SEPARATE ACCOUNTS

     Mortality and Expense Risk Charge. A daily charge will be deducted from the value of the net assets of the Separate Accounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.75% (or a daily rate of .002055%) of the average daily net assets of each Separate Account. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

     If the Mortality and Expense Risk Charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.


     Asset Charge Against Zero Coupon Bond Separate Account. PMLIC makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Zero Coupon Bond Separate Account. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of 0.25% (.000685% per day) of the average daily net assets of each Sub-Account. This amount may be increased in the future, but in no event will it exceed an effective annual rate of 0.50% (.001370% per day).


CHARGES FOR INCOME TAXES

     PMLIC currently does not charge any Separate Account for its corporate Federal income taxes. However, PMLIC may make such a charge in the future if there are any taxes that are attributable to that account. Charges for other applicable taxes attributable to the account also may be made.

GUARANTEE OF CERTAIN CHARGES

     PMLIC guarantees that it will not increase the charge to the Separate Accounts for mortality and expense risks.

OTHER CHARGES

     The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

     More detailed information is contained in the Funds and the Zero Coupon Trust Prospectuses which are attached to or accompany this Prospectus.

                                CONTRACT RIGHTS

LOAN PRIVILEGES

     General. The Owner may at any time after the Issue Date borrow money from PMLIC using the Policy as the only security for the loan. The Owner may obtain Policy loans in a minimum amount of $1,500 (or such lesser minimum required in a particular state i.e., New York -- $500 minimum) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

     Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 8% per year (6% per year for Policies issued in New York State). Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan balance and bear interest at the same rate.

     Allocation of Loans and Collateral. PMLIC will allocate the amount of a Policy loan among the Separate Accounts (and Subaccounts) and/or the Guaranteed Account based upon the proportion that the value of the Separate Accounts (and Subaccounts) and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

     The collateral for a Policy loan will be the loan amount plus accrued interest to the next Policy Anniversary, less interest at 4% per annum which will be earned to such Policy Anniversary. PMLIC will deduct the collateral for the loan from each account based on the loan allocation and transfer this amount to the Loan Account. The collateral for any existing loan will be recalculated:
(a) when loan interest is repaid or treated as part of the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

     Interest Credited to Loan Account. As long as the Policy is in force, PMLIC will credit the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to the accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Separate Accounts (or Subaccounts) and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Separate Accounts and interest credited to the Guaranteed

Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

     Loan Repayments. PMLIC will assume that any payments made while there is an outstanding loan on the Policy is a loan repayment unless it receives written instructions that it is a premium payment. Repayments up to the amount of the outstanding loan will be allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary.


     Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 26 and "Policy Lapse," Page 29.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)



     Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page 46).


SURRENDER PRIVILEGE

     At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is the Policy Account Value minus any Policy loan and accrued interest and less any surrender charges. The Net Cash Surrender Value will be determined by PMLIC on the date it receives, at its Home Office, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PMLIC.


     A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45).


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of pro-rata surrender charges.

     The withdrawn amount and expense charge will be allocated based on the proportion that the value in the Separate Accounts (or any Subaccount) and the Guaranteed Account Value bear to the total unloaned Policy Account Value.


     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options," Page 23.)


     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $600,000 and a Policy Account Value of $30,000 will have a Death Benefit of $600,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($20,000 - $10,000 - $25) and the Death Benefit and Face Amount to $590,000 ($600,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option A, a policy with a Face Amount of $600,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000
     ($300,000 - $49,975 - 25) and the Face Amount to $550,025
     ($600,000 - $49,975). The Death Benefit is the greater of (a) the Face Amount of $550,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 X 2.5). Therefore, the Death Benefit will be $625,000.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $500,000 and a Policy Account Value of $90,000 will have a Death Benefit of $590,000
     ($500,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $569,975
     ($500,000 + $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $500,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000
     ($300,000 X 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value - $650,000
     ($500,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value - $375,000 ($150,000 X 2.5). Therefore, the Death Benefit will be $650,000. The Face Amount is unchanged.

     Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.


     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance," Page 31). A request for partial withdrawal may not be allowed if or to the extent such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PMLIC will not allow such partial withdrawal.


     A partial withdrawal of Net Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45).


ACCELERATED DEATH BENEFIT

     Applicants residing in states that have approved the Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to PMLIC receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

     The ADBR permits the Owner to receive, at his or her request and upon approval by PMLIC, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs.

     1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

     2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

     There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

     Tax Consequence of The Rider. The Federal income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, we urge you to consult a tax adviser before adding the ADBR to your Policy or requesting an accelerated death benefit.

     Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PMLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term Eligible Death Benefit under the ADBR means:

     The insurance Proceeds payable under a Policy if the insured died at the time a claim for an accelerated death benefit is approved by PMLIC, minus:

        1. any dividend accumulations;
        2. any dividends due and not paid;
        3. any dividend payable at death if the Insured died at such time;
        4. any Premium Refund payable at death if the Insured died at such time; and
        5. any insurance payable under the terms of any other rider attached to a Policy.

     An Owner may request only one accelerated death benefit payment (except to pay premiums and policy loan interest) and there are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining insurance Proceeds at Death under the Policy will be paid to the Beneficiary in a lump sum.

     Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit Due Proof of Eligibility and a completed claim form to PMLIC at its Home Office. Due Proof of Eligibility means a written certification (described more fully in the ADBR), in a form acceptable to PMLIC, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently continued in a Nursing Care Facility.

     PMLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PMLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

     Operation of the Rider. The ADBR provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.

     To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Under the ADBR, interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds at Death.

     Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.

     Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits. If future premiums and policy loan interest are to be paid through additional accelerated death benefits, Periodic Premiums and policy loan interest will be paid in this manner automatically.

     In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.

FREE-LOOK PRIVILEGES

     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails the Notice of Withdrawal Right to the Owner. Upon giving notice of cancellation and returning the Policy, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PMLIC at its Home Office or the PMLIC representative through whom the Policy was purchased; plus (ii) any Premium Tax Charges deducted from premiums paid; plus (iii) any Monthly Deductions charged against the accounts; plus (iv) any Mortality and Expense Risk charges deducted from the value of the net assets of the Separate Accounts attributable to the Policy; plus (v) any advisory fees charged by the Fund against the net asset value in the Fund Portfolios attributable to the Policy's value in the corresponding Separate Accounts.

     When state law requires a refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Policy and will not reflect the investment experience of the Separate Accounts or interest earnings for the Guaranteed Account.

     Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase; and (c) 10 days after PMLIC mails a Notice of Withdrawal Right to the Owner.

     Upon requesting cancellation of the increase, all cost of insurance charges attributable to the increase plus the increase expense charge will be reallocated to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount.

SPECIAL TRANSFER AND CONVERSION RIGHTS

     Transfer Right for Policy. During the first two years following Policy issue, the Owner may, on one occasion, transfer the entire Policy Account Value in the Separate Accounts (or a Subaccount) to the Guaranteed Account without such transfer counting toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.


     Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. (Such an exchange may, however, have Federal income tax consequences. See "Tax Treatment of Policy Benefits," Page 45). Premiums under this new policy will be based on the Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount as the amount of the increase. PMLIC will make a partial withdrawal of Net Cash Surrender Value from the Policy equal to the cash value of the new policy as of the date of conversion and apply such amount to the new policy. No charge will apply to this partial withdrawal.


     Transfer Right for Change in Investment Policy of Separate Account or Subaccount. If the investment policy of a Separate Account or Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Separate Account (or Subaccount) to another Separate Account (or Subaccount) or to the Guaranteed Account without having such transfer count toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.


     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone transfer privileges at any time, for any class of policies, for any reason.



     PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.



     Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among the separate accounts or subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time. Rebalancing may be done annually. Rebalancing will not occur when the total value in the separate accounts or subaccounts is less than $1,000. PMLIC reserves the right to suspend automatic asset rebalancing at any time, for any class of policies or contracts, for any reason.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PMLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PMLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PMLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PMLIC's General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PMLIC's General Account, PMLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PMLIC's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES.

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PMLIC will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PMLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account Value will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PMLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PMLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Accounts, Monthly Deductions or other charges are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method. For example, a withdrawal is satisfied by taking out Guaranteed Account Value attributable to the amount most recently transferred or allocated to the Guaranteed Account.

     PMLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

TRANSFERS FROM GUARANTEED ACCOUNT.

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Separate Accounts (or Subaccounts). The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PMLIC receives the written request at its Home Office.

                            OTHER POLICY PROVISIONS

     Amount Payable on Final Policy Date. If the Insured is living on the Final Policy Date (at Insured's Attained Age 95), PMLIC will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

     Payment of Policy Benefits. Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

     Interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

     Any amounts payable as a result of the exercise of the free-look right, surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PMLIC's Home Office in a form satisfactory to PMLIC.

     Generally, the amount of a payment will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. PMLIC also may defer the determination or payment of amounts from the Guaranteed Account for up to six months.

     The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option.

     The Contract. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

     Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

     Beneficiary. The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PMLIC. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.

     Change of Owner and Beneficiary. As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request.

     Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Proceeds) are split between the parties. There are different ways of allocating such rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC.

     The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

     Assignments. The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

     Misstatement of Age. If the Insured's age has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age.

     Suicide. In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PMLIC's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

     If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PMLIC will pay with respect to the increase will be the deductions previously made for such increase.

     Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Issue Date (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date. Before such times, however, PMLIC may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

     Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy.

     If dividends are ever declared, they will be paid under one of the following options:

        (a) Paid in cash; or

        (b) Applied as a Net Premium.

     The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PMLIC.

     Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

     Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.

     Instalments of a Specified Amount Option. Payable in equal instalments until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

     Instalments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

     Joint and Survivor Life Income. Payable in equal monthly instalments during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.


                             SUPPLEMENTARY BENEFITS



     The following supplementary benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy:


     Disability Waiver of Monthly Deductions. Subject to certain age and underwriting restrictions, the Policy may include a Disability Waiver of Monthly Deductions Rider providing that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PMLIC will waive all monthly deductions after the commencement of and during the continuance of such total disability. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

     Disability Waiver of Premium Benefit. Subject to certain age and underwriting restrictions, a Policy may include the Disability Waiver of Premium Benefit providing that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, PMLIC will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

     At the time of application, a Monthly Benefit Amount is selected by the applicant. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the Monthly Benefit Amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date.

     If the Policy is issued with the Disability Waiver of Premium Benefit Rider, each Monthly Deduction will be increased to include the cost of the rider which is a specified percentage of the Monthly Benefit Amount.

     This supplementary benefit must be selected at the time of application and cannot be added after issue. However, for Policies issued prior to the date the Disability Waiver of Premium Benefit Rider is approved in a particular state, the Rider can be added as a supplementary benefit to the Policy within 6 months after state approval. PMLIC reserves the right to require evidence of insurability to add this rider to an existing Policy.

     An Owner cannot elect to have both this rider and another disability waiver benefit rider attached as supplementary benefits with the same Policy.

     Change of Insured. Upon request, the Policy may include a Change of Insured Rider by which the Insured under a Policy may be changed to a New Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for cost of insurance will be changed to that for the New Insured as of the effective date of the change. A change of insured is treated as a taxable event.


     Final Policy Date Extension. Upon request, the policy may include a Final Policy Date Extension Rider. This rider extends the final policy date of a policy 20 years from the original final policy date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider.



     When this rider is added, the final policy date is extended 20 years beyond the original final policy date stated in the policy. The death benefit after the original final policy date will be the policy account value. All other riders attached and in effect on the original final policy date will terminate on the original final policy date.



     The tax consequences of (1) adding a Final Policy Date Extension Rider to the Policy, and (2) the Policy continuing in force after the younger Insured's 100th birthday are uncertain. Prospective purchasers of a Policy and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.


                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. This definition can be satisfied by complying with one of two tests set forth in
Section 7702. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. Guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

     PMLIC believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702 issued on July 3, 1991) that a Policy issued on the basis of a Standard Premium Class should meet the Section 7702 definition of a life insurance contract, as long as the Owner does not pay the full amount of premiums permitted under such a Policy. With respect to a Policy issued on a Special or Nonsmoker Special basis (i.e., a Premium Class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner of a Policy issued on a Special basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. An Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser. If it is subsequently determined that a Policy does not satisfy Section 7702, PMLIC may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, PMLIC reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each of the Separate Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Accounts, through the Fund and the Zero Coupon Trust, intend to comply with the diversification requirements prescribed in Treas. Reg. sec. 1.817-5, which affect how the Fund's and Trust's assets are to be invested. PMLIC believes that the Separate Accounts will, thus, meet the diversification requirement, and PMLIC will monitor continued compliance with this requirement. In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."


     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Values and the investment objective of certain Portfolios (i.e. Van Eck Worldwide Hard Assets Portfolio) may be narrower. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Accounts. In addition, PMLIC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PMLIC therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Accounts.


     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PMLIC believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.


     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a partial withdrawal, a surrender, the addition of an Accelerated Death Benefit Rider, the receipt of an Accelerated Death Benefit, the addition of a Final Policy Extension Date Rider to the Policy, the continuation of the Policy began the Insured's 100th Birthday, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.


     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, PMLIC will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either the 4% required interest or positive Separate Account earnings, if any) will be returned to the Owner upon receipt by PMLIC of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Separate Accounts and in the Guaranteed Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium is not at least 4%, the premium plus an amount equal to interest at an annual rate of 4% will be returned.

     The rules relating to whether a Policy will be treated as a Modified Endowment Contract are complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

     Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contract will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions From Policies Not Classified as Modified Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.


     Policy Loan Interest. Interest paid on any loan under a Policy generally is not deductible. An owner should consult a tax advisor before deducting any policy loan interest.


     Investment in the Policy. Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

     Other Tax Consequences. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

     If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of the Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.

     Generally, a plan participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the Net Amount at Risk under the Policy. This imputed income is to be reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a plan participant while covered by the plan, Insurance Proceeds paid to the participant's Beneficiary generally will not be completely excludable from the Beneficiary's gross income under Section 101(a) of the Code. Any Death Benefit in excess of the Policy Account Value will be excludable. The portion of the Death Benefit equal to the Policy Account Value, however, generally will be subject to Federal income tax to the extent it exceeds the sum of $5,000 plus the participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to Owner-employees or participants who have borrowed from the plan).

     The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including death benefits, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.

POSSIBLE CHARGE FOR PMLIC'S TAXES

     At the present time, PMLIC makes no charge for any Federal, state or local taxes (other than state premium taxes) that the Company incurs that may be attributable to the Separate Accounts or to the Policies.

PMLIC, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Separate Account to PMLIC's General Account. Any investment earnings on tax charges accumulated in a Separate Account will be retained by PMLIC.

                                 VOTING RIGHTS

     All of the assets held in the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents governing the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders.) The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from policyowners. Fund shares held in each Separate Account for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account for which instructions are received.

     Each policyowner having a voting interest will be sent proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the Portfolios that correspond to the Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Subaccounts attributable to a Policy for which the policyowner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which policyowners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as policyowners vote.

     If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by a policyowner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next semi-annual report to policyowners.

     At some later time, MS Fund shares may be held by separate accounts of insurance companies not affiliated with PMLIC. PMLIC expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. This will dilute the effect of voting instructions of policyowners.

     Shares of the Funds other than the MS Fund are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than PMLIC that are not affiliated with PMLIC. PMLIC understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyowners invested in such separate accounts. This will dilute the effect of voting instructions of policyowners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such laws or regulations.

     PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets determined by PMLIC to be associated with the class of policies to which the Policies belong from one Separate Account to another Separate Account by withdrawing the same percentage of each investment in the account with appropriate adjustments to avoid odd lots and fractions (such transfers will not count against the four free transfers during a Policy Year); (2) to create additional separate investment accounts, to create divisions (or Subaccounts) from, or combine or remove divisions (or Subaccounts) from, Separate Accounts, or to combine any two or more accounts including the Separate Accounts (or Subaccounts); (3) to operate one or more of the Separate Accounts (or Subaccounts) as a management investment company under the 1940 Act, or in any other form permitted by law;
(4) to deregister the unit investment trust under the 1940 Act; and (5) to modify the provisions of the Policies to comply with applicable laws. PMLIC has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

     Although PMLIC believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios or series of the Zero Coupon Trust may become unsuitable for investment by the corresponding Separate Account or Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another Portfolio or series or of an entirely different mutual fund or trust. Before this would be done, the approval of the SEC and possibly one or more state insurance departments would be obtained, to the extent legally required.


                        OFFICERS AND DIRECTORS OF PMLIC



                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
Robert W. Kloss......................  1996 to present -- President and Chief Executive
  President and                        Officer of PMLIC; 1994 to 1996 -- President and Chief
  Chief Executive Officer                Operating Officer of PMLIC; 1986 to
  Director                               1994 -- President and Chief Executive Officer of
                                         Covenant Life Insurance Company.
Dorothy M. Brown.....................  1992 to present -- Acting President of the
  Director                             Pennsylvania Academy of the Fine Arts.
16 Meredith Road
Wynnewood, PA 19096
Robert J. Casale.....................  1988 to present -- Group President/Brokerage
  Director                             Information Services Group of Automatic Data
2 Journal Square                         Processing Inc.
Jersey City, NJ 07306
Nicholas DeBenedictus................  1993 to present -- Chairman, President and Chief
Philadelphia Suburban Corp.            Executive Officer of Philadelphia Suburban
762 Lancaster Avenue                     Corporation; 1989 to 1992 -- Senior Vice President
Bryn Mawr, PA 19010                      of Philadelphia Electric Company.
Philip C. Herr, II...................  1961 to present -- Partner -- Herr, Potts & Herr.
  Director
Herr, Potts & Herr
100 Matsonford Road, Suite 446
Radnor, PA 19087

                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
J. Richard Jones.....................  1981 to present -- President and Chief Executive
  Director                             Officer of Jackson-Cross Company.
100 North 20th Street
Philadelphia, PA 19103
John A. Miller.......................  1992 to present -- Chairman of the Executive Committee
  Director                             of PMLIC.
John P. Neafsey......................  1993 to present -- President of JN Associates; 1990 to
  Director                               1993 -- President of Greenwich Capital Markets, Inc.
13 Valley Road
So. Norwalk, CT 06854
Charles L. Orr.......................  1993 to present -- President and Chief Executive
  Director                             Officer of Shaklee Corporation; 1990 to
Shaklee Corporation                      1993 -- President of Shaklee U.S., Inc.
Shaklee Terraces, 444 Market Street
San Francisco, CA 94111
William A. Pollard...................  1989 to present -- Retired; 1961 to 1988 -- Chairman
  Director                             of Reliance Insurance Company.
26 Main Street
Essex, CT 06426
Donald A. Scott......................  1964 to present -- Senior Partner -- Morgan, Lewis and
  Director                               Bockius.
2000 One Logan Square
Philadelphia, PA 19103
John J. F. Sherrerd..................  1969 to present -- Partner -- Miller, Anderson &
  Director                             Sherrerd.
One Tower Bridge
West Conshohocken, PA 19428
Harold A. Sorgenti...................  1996 to present -- Partner -- Sorgenti Investment
  Director                             Partners; 1991 to 1996 -- Partner -- The Freedom Group
Mellon Center, Suite 3905                Partnership.
1735 Market Street
Philadelphia, PA 19103
Alan F. Hinkle.......................  1996 to present -- Executive Vice President and Chief
  Executive Vice President and           Actuary of PMLIC; 1974 to 1996 -- Vice President and
  Chief Actuary                          Individual Actuary.
Joan C. Turnbull.....................  1996 to present -- Executive Vice President, Insurance
  Executive Vice President               Operations at PMLIC; 1996 -- Senior Vice President,
Insurance Operations                     Insurance Operations of PMLIC; 1993 to 1996 -- Vice
                                         President Individual Insurance Operations at PMLIC;
                                         1989 to 1993 -- Assistant Vice President Agency
                                         Administration at PMLIC.
Stanley R. Reber.....................  1988 to present -- Executive Vice President and Chief
  Executive Vice President               Investment Officer of PMLIC.
  and Chief Investment Officer
Mary Lynn Finelli....................  1996 to present -- Executive Vice President and Chief
  Executive Vice President               Financial Officer of PMLIC; 1986 to 1996 -- Vice
  and Chief Financial Officer            President and Controller of PMLIC.
Craig L. Snyder......................  1979 to present -- Vice President Mortgage Loans and
  Vice President -- Mortgage Loans       Real Estate of PMLIC.
  and Real Estate
Guy H. Edwards.......................  1982 to present -- Vice President, Information
  Vice President -- Information        Services of PMLIC.
Services

                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
M. Diane Koken.......................  1995 to present -- Vice President, General Counsel and
  Vice President, General Counsel        Secretary of PMLIC; 1992 to 1995 -- Associate
and Secretary                            General Counsel of PMLIC; 1984 to 1992 -- Assistant
                                         General Counsel of PMLIC.
Linda M. Springer....................  1996 to present -- Vice President and Controller of
  Vice President and Controller        PMLIC; 1995 to 1996 -- Assistant Vice President and
                                         Actuary of PMLIC; 1992 to 1995 -- Actuary.
Rosanne Gatta........................  1994 to present -- Vice President and Treasurer of
  Vice President and Treasurer         PMLIC; 1985 to 1994 -- Assistant Vice President and
                                         Treasurer of PMLIC.


---------------

* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.



     A Fidelity Bond in the amount of $10 million covering PMLIC's officers and employees has been issued by Aetna Casualty and Surety Company.



                            DISTRIBUTION OF POLICIES



     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) for the Separate Accounts pursuant to an Underwriting Agreement to which the Accounts, 1717 and PMLIC are parties. 1717 is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life insurance policies and variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. 1717 receives no compensation as principal underwriter of the Policies. 1717 has entered into a Selling Agreement with The Wolper Ross Corporation ("TWRC"), a registered broker/dealer under the 1934 Act and a member of the NASD, whereby registered representatives of TWRC will solicit applications for the Policy. Under the terms of the Selling Agreement, TWRC may also enter into selling agreements with other broker/dealers with respect to distribution of the Policy. The Policies are offered and sold only in those states where their sale is lawful.


     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PMLIC. In determining whether to accept an application, PMLIC may also consider the total number of Policies and total Face Amount of Policies issued in the aggregate as well as issued with respect to applications taken by individual registered representatives of a particular broker/dealer. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 40% of the premiums paid up to a target amount (used only to determine commission payments) and 5% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 5% of the premiums paid; and for years 11 and later, the agent commissions will not be more than 2% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive expense allowances. The agent may be required to return the first year commission less the surrender charge imposed if a Policy is not continued through the second Policy Year.

                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Separate Account, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PMLIC plans to send these Policy Statements on a monthly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Sub-Account of a Separate Account to another, the taking out of a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

     An Owner will be sent a semi-annual report containing the financial statements of the Separate Accounts and the Funds and Trust as required by the 1940 Act.

                                STATE REGULATION

     PMLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                    EXPERTS

     The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC.


                                 LEGAL MATTERS


     Sutherland, Asbill & Brennan, L.L.P., of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. M. Diane Koken, Vice President, General Counsel and Secretary of PMLIC, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES

     The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Accounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio of the Fund and Trust were a uniform, gross, annual rate of 0%, 6% and 12%.

     The tables on pages A-3 to A-8 illustrate a Policy issued to an Insured, Age 40 in the Nonsmoker Premium Class with a Face Amount of $1,000,000 and a Planned Periodic Premium of $12,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if the Insured was a smoker or in a special class or a class with extra ratings since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Table B) and maximum monthly administrative fee of $16; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate and current monthly administrative fee of $8.


     The amounts shown in all tables reflect daily charges for mortality and expense risks equivalent to an effective annual charge of 0.75%, and in addition, reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the 0.75% mortality and expense risk charge listed above, is 1.52% and 1.53%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Growth, Managed, Aggressive Growth, International, Money Market and Bond Separate Accounts and to each Sub-Account of the Variable Separate Account and the Zero Coupon Bond Separate Account.



     These asset charges reflect an investment advisory fee of 0.57% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.20% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For all of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.



     Currently there is an expense reimbursement agreement between PMLIC and the MS Fund pursuant to which PMLIC reimburses MS Fund expenses, excluding investment advisory fees, in excess of 0.40% for all Portfolios except the International Portfolio and 0.75% for the International Portfolio. There was no reimbursement in 1996. The Fund expenses, excluding advisory fees, during 1996 were 0.17% for the Growth Portfolio, 0.19% for the Money Market Portfolio, 0.21% for the Bond Portfolio, 0.20% for Managed Portfolio, 0.21% for the Aggressive Growth Portfolio and 0.30% for the International Portfolio. It is anticipated that this agreement will continue past the current year. If it does not continue, Fund expenses may increase.



     Absent reimbursements, the investment advisory fees and other expenses during the most recent fiscal year for the portfolios were:



          VIP Fund Equity Income Portfolio 0.58%, VIP Fund Growth Portfolio 0.69%, VIP Fund Overseas Portfolio 0.93%, VIP Fund II Asset Manager Portfolio 0.74%, VIP Fund II Index 500 Portfolio 0.44%, VIP Fund II Contrafund Portfolio 0.74%, Van Eck Worldwide Bond Portfolio 1.17%, Van Eck Worldwide Hard Assets Portfolio 1.24% and Van Eck Worldwide Emerging Market Portfolio 2.64%.

     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, PMLIC will provide a comparable illustration based upon the proposed Insured's Age and Premium Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested. PMLIC reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a policy year.

     The following illustrations are based on cost of insurance rates that, in turn, are based on non sex-distinct mortality tables and a Face Amount of $1,000,000. For Policies sold in New York State, the minimum Face Amount is $2,500,001. Also, for Policies sold in Massachusetts, New Jersey and New York State for non employer-sponsored arrangements, sex-distinct mortality tables are utilized and cost of insurance rates, both guaranteed and current, vary based on the sex of the Insured. An illustration for a "sex-distinct" Policy should be requested.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                  MALE INSURED ISSUE AGE 40  NONSMOKER
DEATH BENEFIT OPTION A                  ANNUAL PREMIUM $12,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          12,600        8,247         5,151      1,000,000      10,092        6,996      1,000,000
   2          25,830       16,434        12,258      1,000,000      20,230       16,054      1,000,000
   3          39,722       24,270        19,470      1,000,000      30,131       25,331      1,000,000
   4          54,308       31,725        26,925      1,000,000      39,789       34,989      1,000,000
   5          69,623       38,817        34,017      1,000,000      49,220       44,420      1,000,000
   6          85,704       45,507        40,707      1,000,000      58,420       53,620      1,000,000
   7         102,589       51,794        47,954      1,000,000      67,282       63,442      1,000,000
   8         120,319       57,670        54,790      1,000,000      75,824       72,944      1,000,000
   9         138,935       63,132        61,212      1,000,000      84,054       82,134      1,000,000
  10         158,481       68,134        67,174      1,000,000      92,008       91,048      1,000,000
  11         179,006       72,656        72,656      1,000,000      99,717       99,717      1,000,000
  12         200,556       76,645        76,645      1,000,000     107,161      107,161      1,000,000
  13         223,184       80,053        80,053      1,000,000     114,321      114,321      1,000,000
  14         246,943       82,808        82,808      1,000,000     121,176      121,176      1,000,000
  15         271,890       84,845        84,845      1,000,000     127,707      127,707      1,000,000
  16         298,084       86,128        86,128      1,000,000     133,870      133,870      1,000,000
  17         325,589       86,599        86,599      1,000,000     139,675      139,675      1,000,000
  18         354,468       86,245        86,245      1,000,000     145,094      145,094      1,000,000
  19         384,791       85,024        85,024      1,000,000     150,111      150,111      1,000,000
  20         416,631       82,872        82,872      1,000,000     154,726      154,726      1,000,000
  25         601,361       53,205        53,205      1,000,000     172,043      172,043      1,000,000
  30         837,129            0             0              0     172,027      172,027      1,000,000


 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                  MALE INSURED ISSUE AGE 40  NONSMOKER
DEATH BENEFIT OPTION A                  ANNUAL PREMIUM $12,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          12,600         8,827        5,731      1,000,000      10,731        7,635      1,000,000
   2          25,830        18,121       13,945      1,000,000      22,149       17,973      1,000,000
   3          39,722        27,593       22,793      1,000,000      33,984       29,184      1,000,000
   4          54,308        37,218       32,418      1,000,000      46,247       41,447      1,000,000
   5          69,623        47,018       42,218      1,000,000      58,970       54,170      1,000,000
   6          85,704        56,961       52,161      1,000,000      72,168       67,368      1,000,000
   7         102,589        67,049       63,209      1,000,000      85,751       81,911      1,000,000
   8         120,319        77,279       74,399      1,000,000      99,755       96,875      1,000,000
   9         138,935        87,655       85,735      1,000,000     114,204      112,284      1,000,000
  10         158,481        98,138       97,178      1,000,000     129,152      128,192      1,000,000
  11         179,006       108,715      108,715      1,000,000     144,654      144,654      1,000,000
  12         200,556       119,338      119,338      1,000,000     160,717      160,717      1,000,000
  13         223,184       129,967      129,967      1,000,000     177,346      177,346      1,000,000
  14         246,943       140,536      140,536      1,000,000     194,552      194,552      1,000,000
  15         271,890       150,987      150,987      1,000,000     212,345      212,345      1,000,000
  16         298,084       161,288      161,288      1,000,000     230,717      230,717      1,000,000
  17         325,589       171,388      171,388      1,000,000     249,709      249,709      1,000,000
  18         354,468       181,276      181,278      1,000,000     269,332      269,332      1,000,000
  19         384,791       190,923      190,923      1,000,000     289,612      289,612      1,000,000
  20         416,631       200,271      200,271      1,000,000     310,591      310,591      1,000,000
  25         601,361       238,342      238,342      1,000,000     427,939      427,939      1,000,000
  30         837,129       246,137      246,137      1,000,000     567,411      567,411      1,000,000



 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.

** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT                  MALE INSURED ISSUE AGE 40  NONSMOKER
DEATH BENEFIT OPTION A                  ANNUAL PREMIUM $12,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%


                                        GUARANTEED*                                CURRENT**
            PREMIUMS       -------------------------------------     -------------------------------------
END OF     ACCUMULATED      POLICY       NET CASH                     POLICY       NET CASH
POLICY     AT 5% INT.       ACCOUNT      SURRENDER       DEATH        ACCOUNT      SURRENDER       DEATH
 YEAR       PER YEAR         VALUE         VALUE        BENEFIT        VALUE         VALUE        BENEFIT
------     -----------     ---------     ---------     ---------     ---------     ---------     ---------
   1          12,600           9,409        6,313      1,000,000        11,371        8,275      1,000,000
   2          25,830          19,880       15,704      1,000,000        24,144       19,968      1,000,000
   3          39,722          31,197       26,397      1,000,000        38,149       33,349      1,000,000
   4          54,308          43,419       38,619      1,000,000        53,506       48,707      1,000,000
   5          69,623          56,658       51,858      1,000,000        70,371       65,571      1,000,000
   6          85,704          70,983       66,184      1,000,000        88,895       84,095      1,000,000
   7         102,589          86,513       82,673      1,000,000       109,142      105,302      1,000,000
   8         120,319         103,368      100,488      1,000,000       131,314      128,434      1,000,000
   9         138,935         121,697      119,777      1,000,000       155,622      153,702      1,000,000
  10         158,481         141,621      140,661      1,000,000       182,330      181,370      1,000,000
  11         179,006         163,305      163,305      1,000,000       211,727      211,727      1,000,000
  12         200,556         186,904      186,904      1,000,000       244,084      244,084      1,000,000
  13         223,184         212,606      212,606      1,000,000       279,705      279,705      1,000,000
  14         246,943         240,603      240,603      1,000,000       318,931      318,931      1,000,000
  15         271,890         271,131      271,131      1,000,000       362,147      362,147      1,000,000
  16         298,084         304,488      304,488      1,000,000       409,766      409,766      1,000,000
  17         325,589         341,003      341,003      1,000,000       462,296      462,296      1,000,000
  18         354,468         381,083      381,093      1,000,000       520,280      520,280      1,000,000
  19         384,791         425,218      425,218      1,000,000       584,342      584,342      1,000,000
  20         416,631         473,898      473,898      1,000,000       655,193      655,193      1,000,000
  25         601,361         809,856      809,856      1,000,000     1,137,883     1,137,883     1,388,217
  30         837,129       1,366,144     1,366,144     1,584,727     1,918,236     1,918,236     2,225,154


 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                  MALE INSURED ISSUE AGE 40  NONSMOKER
DEATH BENEFIT OPTION B                  ANNUAL PREMIUM $12,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          12,600        8,218         5,122      1,008,218      10,080        6,984      1,010,080
   2          25,830       16,349        12,173      1,016,349      20,193       16,017      1,020,193
   3          39,722       24,096        19,296      1,024,096      30,053       25,253      1,030,053
   4          54,308       31,428        26,628      1,031,428      39,654       34,854      1,039,654
   5          69,623       38,360        33,560      1,038,360      49,010       44,210      1,049,010
   6          85,704       44,849        40,049      1,044,849      58,115       53,315      1,058,115
   7         102,589       50,892        47,052      1,050,892      66,853       63,013      1,066,853
   8         120,319       56,475        53,595      1,056,475      75,240       72,360      1,075,240
   9         138,935       61,596        59,676      1,061,596      82,282       81,362      1,083,282
  10         158,481       66,202        65,242      1,066,202      91,013       90,053      1,091,013
  11         179,006       70,272        70,272      1,070,272      98,467       98,467      1,098,467
  12         200,556       73,743        73,743      1,073,743     105,620      105,620      1,105,620
  13         223,184       76,567        76,567      1,076,567     112,446      112,446      1,112,446
  14         246,943       78,663        78,663      1,078,663     118,921      118,921      1,118,921
  15         271,890       79,964        79,964      1,079,964     125,019      125,019      1,125,019
  16         298,084       80,431        80,431      1,080,431     130,687      130,687      1,130,687
  17         325,589       80,009        80,009      1,080,009     135,932      135,932      1,135,932
  18         354,468       78,691        78,691      1,078,691     140,721      140,721      1,140,721
  19         384,791       76,441        76,441      1,076,441     145,030      145,030      1,145,030
  20         416,631       73,203        73,203      1,073,203     148,857      148,857      1,148,857
  25         601,361       37,746        37,746      1,037,746     161,048      161,048      1,161,048
  30         837,129            0             0              0     152,320      152,320      1,152,320


 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                  MALE INSURED ISSUE AGE 40  NONSMOKER
DEATH BENEFIT OPTION B                  ANNUAL PREMIUM $12,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          12,600         8,797        5,701      1,008,797      10,718        7,622      1,010,718
   2          25,830        18,026       13,850      1,018,026      22,107       17,931      1,022,107
   3          39,722        27,393       22,593      1,027,393      33,894       29,094      1,033,894
   4          54,308        36,863       32,063      1,036,863      46,086       41,286      1,046,086
   5          69,623        46,451       41,651      1,046,451      58,710       53,910      1,058,710
   6          85,704        56,110       51,310      1,056,110      71,775       66,975      1,071,775
   7         102,589        65,835       61,995      1,065,835      85,179       81,339      1,085,179
   8         120,319        75,606       72,726      1,075,606      98,945       96,065      1,098,945
   9         138,935        85,416       83,496      1,085,416     113,091      111,171      1,113,091
  10         158,481        95,205       94,245      1,095,205     127,663      126,703      1,127,663
  11         179,006       104,942      104,942      1,104,942     142,711      142,711      1,142,711
  12         200,556       114,552      114,552      1,114,552     158,224      158,224      1,158,224
  13         223,184       123,969      123,969      1,123,969     174,193      174,193      1,174,193
  14         246,943       133,092      133,092      1,133,092     190,608      190,608      1,190,608
  15         271,890       141,827      141,827      1,141,827     207,456      207,456      1,207,456
  16         298,084       150,104      150,104      1,150,104     224,695      224,695      1,224,695
  17         325,589       157,833      157,833      1,157,833     242,343      242,343      1,242,343
  18         354,468       164,968      164,968      1,164,968     260,376      260,376      1,260,376
  19         384,791       171,434      171,434      1,171,434     278,782      278,782      1,278,782
  20         416,631       177,128      177,128      1,177,128     297,565      297,565      1,297,565
  25         601,361       187,362      187,362      1,187,362     397,771      397,771      1,397,771
  30         837,129       144,231      144,231      1,144,231     499,572      499,572      1,499,572


 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                         MALE INSURED ISSUE AGE 40
DEATH BENEFIT OPTION B                         NONSMOKER
                                               ANNUAL PREMIUM $12,000



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%



                                       GUARANTEED*                               CURRENT**
            PREMIUMS       -----------------------------------     -------------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                     POLICY       NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH        ACCOUNT      SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT        VALUE         VALUE        BENEFIT
------     -----------     -------     ---------     ---------     ---------     ---------     ---------
   1          12,600         9,377        6,281      1,009,377        11,357        8,261      1,011,357
   2          25,830        19,775       15,599      1,019,775        24,099       19,923      1,024,099
   3          39,722        30,969       26,169      1,030,969        38,047       33,247      1,038,047
   4          54,308        42,998       38,198      1,042,998        53,316       48,516      1,053,316
   5          69,623        55,957       51,157      1,055,957        70,051       65,251      1,070,051
   6          85,704        69,892       65,092      1,069,892        88,394       83,594      1,088,394
   7         102,589        84,890       81,050      1,084,890       108,383      104,543      1,108,383
   8         120,319       101,041       98,161      1,101,041       130,198      127,318      1,130,198
   9         138,935       118,453      116,533      1,118,453       154,028      152,108      1,154,028
  10         158,481       137,191      136,231      1,137,191       180,110      179,150      1,180,110
  11         179,006       157,362      157,362      1,157,362       208,711      208,711      1,208,711
  12         200,556       179,037      179,037      1,179,037       240,055      240,055      1,240,055
  13         223,184       202,309      202,309      1,202,309       274,396      274,396      1,274,396
  14         246,943       227,247      227,247      1,227,247       312,009      312,009      1,312,009
  15         271,890       253,938      253,938      1,253,938       353,199      353,199      1,353,199
  16         298,084       282,509      282,509      1,282,509       398,273      398,273      1,398,273
  17         325,589       313,080      313,080      1,313,080       447,630      447,630      1,447,630
  18         354,468       345,837      345,837      1,345,837       501,668      501,668      1,501,668
  19         384,791       380,950      380,950      1,380,950       560,838      560,838      1,560,838
  20         416,631       418,588      418,588      1,418,588       625,659      625,659      1,625,659
  25         601,361       648,829      648,829      1,648,829     1,057,101     1,057,101     2,057,101
  30         837,129       960,343      960,343      1,960,343     1,736,311     1,736,311     2,736,311


 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.

** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1937 and have ending periods at five year intervals.)


[Compound Annual Returns (Per Annum) -- Twenty Year Holding Periods Bar Graph]
---------------

* Sources: Common stock returns -- Standard & Poor's 500 Composite Stock Price Index, Corporate bond returns, Salomon Brothers Long-Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 52 20-year time periods beginning in 1926 and ending in 1996 (i.e. 1926-1945, 1927-1946, and so on through 1977-1996):



     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 49 of the 52 periods.



     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 52 periods.



     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 52 periods.



     Over the 42 30-year time periods beginning in 1926 and ending in 1996, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 42 periods.



     From 1926 through 1996 the compound annual return for common stocks was 10.7%, compared to 5.6% for high-grade, long-term corporate bonds, 5.1% for Long-Term Government Bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.


                            ------------------------

       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1996.


     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

     The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one separate account. Rather it shows the historic performance of a broad index of stocks over arbitrarily selected time periods.

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                                                  GREATER
                                                                                                                   THAN
                  HOLDING                NEGATIVE     0-5.00%     5.01-10.00%     10.01-15.00%    15.01-20.00%    20.00%
                   PERIOD                 RETURN      RETURN        RETURN          RETURN          RETURN        RETURN
     ----------------------------------  --------     -------     -----------     -----------     -----------     -------
      1 year                               28.2%         4.2%         11.3%            7.0%           11.3%         38.0%
      5 years                              10.5%        14.9%         14.9%           32.8%           17.9%          9.0%
     10 years                               3.2%        11.3%         35.5%           22.6%           25.8%          1.6%
     20 years                               0.0%         5.8%         32.7%           55.7%            5.8%          0.0%


---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

               [Treasury Bills Adjusted for Inflation -- Average
            Annual Returns -- Twenty-Year Holding Periods Bar Graph] Selected 20-year periods ending on year shown above.
---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high-grade debt securities.

     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT       COMMON STOCK       SHARES
REGULAR INTERVALS     MARKET PRICE      PURCHASED
-----------------     ------------      ---------
      $ 150               $ 20                7.5
        150                 15               10.0
        150                 10               15.0
        150                  5               30.0
        150                 10               15.0
        150                 15               10.0
     ------                             ---------
      $ 900                                  87.5
Total Value of 87.5 shares @ $15/share  $1,312.50
Less Investment made                      (900.00)
                                        ---------
Gain/Profit                             $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                              FINANCIAL STATEMENTS



     The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.



                         INDEX TO FINANCIAL STATEMENTS



Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money
  Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident
  Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond
  Separate Account, Provident Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account and Provident Mutual
  Variable Separate Account.
     Report of Independent Accountants................................................   F-2
     Statements of Assets and Liabilities, December 31, 1996..........................   F-3
     Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994....   F-8
     Statements of Changes in Net Assets for the Years Ended December 31, 1996, 1995,
      and 1994........................................................................  F-21
     Notes to Financial Statements....................................................  F-34
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants................................................  F-46
     Consolidated Statements of Financial Condition, December 31, 1996 and 1995.......  F-47
     Consolidated Statements of Operations for the Years Ended December 31, 1996, 1995
      and 1994........................................................................  F-48
     Consolidated Statements of Capital and Surplus for the Years Ended December 31,
      1996, 1995 and 1994.............................................................  F-49
     Consolidated Statements of Cash Flows for the Years Ended December 31, 1996, 1995
      and 1994........................................................................  F-50
     Notes to Consolidated Financial Statements.......................................  F-51

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of the Provident Mutual Variable Separate Accounts. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1996, and the results of their operations and the changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 10, 1997

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                       MONEY                                     AGGRESSIVE
                                       GROWTH          MARKET          BOND         MANAGED        GROWTH      INTERNATIONAL
                                      SEPARATE        SEPARATE       SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street
  Fund, Inc., at market value:
  Growth Portfolio................  $ 168,890,765
  Money Market Portfolio..........                  $ 23,884,697
  Bond Portfolio..................                                 $ 11,184,610
  Managed Portfolio...............                                                $ 30,532,426
  Aggressive Growth Portfolio.....                                                               $25,897,926
  International Portfolio.........                                                                              $31,990,185
Dividends receivable..............                       103,332
Receivable from Provident Mutual
  Life Insurance Company..........                       632,687
                                     ------------    -----------    -----------    -----------   -----------    -----------
Total Assets......................    168,890,765     24,620,716     11,184,610     30,532,426    25,897,926     31,990,185
                                     ------------    -----------    -----------    -----------   -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company...............        100,215                        14,301         16,740
                                     ------------    -----------    -----------    -----------   -----------    -----------
NET ASSETS........................  $ 168,790,550   $ 24,620,716   $ 11,170,309   $ 30,515,686   $25,897,926    $31,990,185
                                     ============    ===========    ===========    ===========   ===========    ===========
Held for the benefit of
  policyholders...................  $ 168,591,808   $ 24,469,133   $ 11,066,910   $ 30,361,494   $25,727,632    $31,923,627
Attributable to Provident Mutual
  Life Insurance Company..........        198,742        151,583        103,399        154,192       170,294         66,558
                                     ------------    -----------    -----------    -----------   -----------    -----------
                                    $ 168,790,550   $ 24,620,716   $ 11,170,309   $ 30,515,686   $25,897,926    $31,990,185
                                     ============    ===========    ===========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                                                          ZERO
                                                                                                         COUPON
                                                                                                          BOND
                                                                                                        SEPARATE
                                                                                                        ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                                          2006
                                                                                                         SERIES
                                                                                                       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, at
  market value:
  2006 Series........................................................................................  $6,413,195
                                                                                                       ----------
LIABILITIES
Payable to Provident Mutual Life Insurance Company...................................................        598
                                                                                                       ----------
NET ASSETS...........................................................................................  $6,412,597
                                                                                                       ==========
Held for the benefit of policyholders................................................................  $6,351,576
Attributable to Provident Mutual Life Insurance Company..............................................     61,021
                                                                                                       ----------
                                                                                                       $6,412,597
                                                                                                       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT

-------------------------------------------------------------------------------------------------------------------------
                                      FIDELITY                      FIDELITY                     FIDELITY
                                       EQUITY-       FIDELITY         HIGH        FIDELITY         ASSET        FIDELITY
                                       INCOME         GROWTH         INCOME       OVERSEAS        MANAGER       INDEX 500
                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable
  Insurance Products Fund, at
  market value:
  Equity-Income Portfolio.........   $58,937,978
  Growth Portfolio................                  $76,905,059
  High Income Portfolio...........                                 $8,480,451
  Overseas Portfolio..............                                               $15,807,688
Investment in the Variable
  Insurance Products Fund II, at
  market value:
  Asset Manager Portfolio.........                                                              $31,713,849
  Index 500 Portfolio.............                                                                             $28,434,057
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company...............           180
                                     -----------    -----------    ----------    -----------    -----------    -----------
NET ASSETS........................   $58,937,798    $76,905,059    $8,480,451    $15,807,688    $31,713,849    $28,434,057
                                     ===========    ===========    ==========    ===========    ===========    ===========
Held for the benefit of
  policyholders...................   $58,919,649    $76,792,371    $8,444,658    $15,766,083    $31,620,765    $28,397,260
Attributable to Provident Mutual
  Life Insurance Company..........        18,149        112,688        35,793         41,605         93,084         36,797
                                     -----------    -----------    ----------    -----------    -----------    -----------
                                     $58,937,798    $76,905,059    $8,480,451    $15,807,688    $31,713,849    $28,434,057
                                     ===========    ===========    ==========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------------
                                                                                                           NEUBERGER
                                                 FIDELITY                   NEUBERGER      NEUBERGER       & BERMAN
                                                INVESTMENT     FIDELITY      & BERMAN      & BERMAN         LIMITED
                                                GRADE BOND    CONTRAFUND     BALANCED       GROWTH       MATURITY BOND
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products
  Fund II, at market value:
  Investment Grade Bond Portfolio............   $4,996,981
  Contrafund Portfolio.......................                 $6,183,362
Investment in the Neuberger & Berman Advisers
  Management Trust, at market value:
  Balanced Portfolio.........................                               $4,627,706
  Growth Portfolio...........................                                             $17,052,789
  Limited Maturity Bond Portfolio............                                                             $ 2,517,888
                                                ----------    ----------    ----------    -----------      ----------
NET ASSETS...................................   $4,996,981    $6,183,362    $4,627,706    $17,052,789     $ 2,517,888
                                                ==========    ==========    ==========    ===========      ==========
Held for the benefit of policyholders........   $4,984,047    $6,152,800    $4,575,512    $17,004,246     $ 2,488,736
Attributable to Provident Mutual Life
  Insurance Company..........................       12,934        30,562        52,194         48,543          29,152
                                                ----------    ----------    ----------    -----------      ----------
                                                $4,996,981    $6,183,362    $4,627,706    $17,052,789     $ 2,517,888
                                                ==========    ==========    ==========    ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------------
                                                            VAN ECK      VAN ECK GOLD     VAN ECK      ALGER AMERICAN
                                                           WORLDWIDE     AND NATURAL      EMERGING         SMALL
                                             TCI GROWTH       BOND        RESOURCES       MARKETS      CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in TCI Portfolios, Inc., at
  market value:
  Growth Portfolio........................   $8,092,459
Investment in the Van Eck Worldwide
  Insurance Trust, at market value:
  Worldwide Bond Portfolio................                 $3,147,177
  Gold and Natural Resources Portfolio....                                $1,756,052
  Emerging Markets Portfolio..............                                               $2,216,381
Investment in the Alger American Fund, at
  market value:
  Small Capitalization Portfolio..........                                                               $7,964,072
                                             ----------    ----------     ----------     ----------      ----------
NET ASSETS................................   $8,092,459    $3,147,177     $1,756,052     $2,216,381      $7,964,072
                                             ==========    ==========     ==========     ==========      ==========
Held for the benefit of policyholders.....   $8,057,461    $3,118,867     $1,724,983     $2,188,336      $7,935,282
Attributable to Provident Mutual Life
  Insurance Company.......................       34,998        28,310         31,069         28,045          28,790
                                             ----------    ----------     ----------     ----------      ----------
                                             $8,092,459    $3,147,177     $1,756,052     $2,216,381      $7,964,072
                                             ==========    ==========     ==========     ==========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                            GROWTH        MARKET         BOND        MANAGED       GROWTH     INTERNATIONAL
                                           SEPARATE      SEPARATE      SEPARATE     SEPARATE      SEPARATE      SEPARATE
                                           ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................  $  4,325,341   $ 1,024,420   $  606,893   $ 1,018,010    $ 206,506     $  289,229
                                          -----------      --------   ----------    ----------   ----------     ----------
EXPENSES
Mortality and expense risks............       954,536       141,194       66,990       179,326      151,081        191,387
Operating expense reimbursement........        (3,491)         (146)      (1,087)
                                          -----------      --------   ----------    ----------   ----------     ----------
Total expenses.........................       951,045       141,048       65,903       179,326      151,081        191,387
                                          -----------      --------   ----------    ----------   ----------     ----------
Net investment income..................     3,374,296       883,372      540,990       838,684       55,425         97,842
                                          -----------      --------   ----------    ----------   ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     6,799,388                                1,102,736    2,080,731      1,172,472
Net realized gain (loss) from
  redemption of investment shares......     3,053,590                     (2,425)      628,270      460,172        273,023
                                          -----------      --------   ----------    ----------   ----------     ----------
Net realized gain (loss) on
  investments..........................     9,852,978                     (2,425)    1,731,006    2,540,903      1,445,495
                                          -----------      --------   ----------    ----------   ----------     ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year....................    23,244,683                    443,614     3,562,768    2,711,686      2,138,159
  End of year..........................    36,782,658                    143,144     4,034,365    4,227,761      3,295,188
                                          -----------      --------   ----------    ----------   ----------     ----------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    13,537,975                   (300,470)      471,597    1,516,075      1,157,029
                                          -----------      --------   ----------    ----------   ----------     ----------
Net realized and unrealized gain (loss)
  on investments.......................    23,390,953                   (302,895)    2,202,603    4,056,978      2,602,524
                                          -----------      --------   ----------    ----------   ----------     ----------
Net increase in net assets resulting
  from operations......................  $ 26,765,249   $   883,372   $  238,095   $ 3,041,287   $4,112,403     $2,700,366
                                          ===========      ========   ==========    ==========   ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                                           ZERO COUPON BOND
                                                                                           SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                                          2006
                                                                                      1996 SERIES        SERIES
                                                                                      SUBACCOUNT**     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.........................................................   $    4,977      $  33,364
Asset charge........................................................................        1,982         12,204
                                                                                         --------      ---------
Net investment loss.................................................................       (6,959)       (45,568)
                                                                                         --------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares..............................      230,886        132,042
                                                                                         --------      ---------
Net realized gain on investments....................................................      230,886        132,042
                                                                                         --------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.................................................................      195,315        910,239
  End of year.......................................................................                     744,136
                                                                                         --------      ---------
Net unrealized depreciation of investments during the year..........................     (195,315)      (166,103)
                                                                                         --------      ---------
Net realized and unrealized gain (loss) on investments..............................       35,571        (34,061)
                                                                                         --------      ---------
Net increase (decrease) in net assets resulting from operations.....................   $   28,612      $ (79,629)
                                                                                         ========      =========


** For the period January 1, 1996 to May 15, 1996 (date of maturity).


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------
                                           FIDELITY                FIDELITY                FIDELITY
                                           EQUITY-     FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY
                                            INCOME      GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................ $   55,034   $ 133,186   $289,256   $  105,244   $ 989,396   $ 114,956
EXPENSES
Mortality and expense risks..............    324,906     435,364     40,586       83,411     196,306     106,980
                                          ----------  ----------   --------   ----------  ----------  ----------
Net investment income (loss).............   (269,872)   (302,178)   248,670       21,833     793,090       7,976
                                          ----------  ----------   --------   ----------  ----------  ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...  1,577,632   3,362,939     56,594      115,769     815,818     295,601
Net realized gain from redemption of
  investment shares......................    292,479     461,027    136,266       72,206      42,369     108,595
                                          ----------  ----------   --------   ----------  ----------  ----------
Net realized gain on investments.........  1,870,111   3,823,966    192,860      187,975     858,187     404,196
                                          ----------  ----------   --------   ----------  ----------  ----------
Net unrealized appreciation of
  investments:
  Beginning of year......................  5,231,207   8,695,334    207,596      502,338   2,425,055   1,377,575
  End of year............................  9,654,194  12,974,029    471,856    1,745,917   4,535,884   4,431,677
                                          ----------  ----------   --------   ----------  ----------  ----------
Net unrealized appreciation of
  investments during the year............  4,422,987   4,278,695    264,260    1,243,579   2,110,829   3,054,102
                                          ----------  ----------   --------   ----------  ----------  ----------
Net realized and unrealized gain on
  investments............................  6,293,098   8,102,661    457,120    1,431,554   2,969,016   3,458,298
                                          ----------  ----------   --------   ----------  ----------  ----------
Net increase in net assets resulting from
  operations............................. $6,023,226  $7,800,483   $705,790   $1,453,387  $3,762,106  $3,466,274
                                          ==========  ==========   ========   ==========  ==========  ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                 VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------
                                             FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                            INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                            GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $122,049                  $ 79,943    $    4,468       $111,448
                                             --------     --------     --------    ----------       --------
EXPENSES
Mortality and expense risks................    40,295     $  9,544       27,615        98,600         11,344
                                             --------     --------     --------    ----------       --------
Net investment income (loss)...............    81,754       (9,544)      52,328       (94,132)       100,104
                                             --------     --------     --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....                             444,565     1,045,605
Net realized gain (loss) from redemption of
  investment shares........................    34,895        3,778       14,849        96,798         (8,673)
                                             --------     --------     --------    ----------       --------
Net realized gain (loss) on investments....    34,895        3,778      459,414     1,142,403         (8,673)
                                             --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   173,631                   337,802     1,140,571         44,695
  End of year..............................   155,266      477,324       71,201     1,243,267         19,157
                                             --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments during the year...........   (18,365)     477,324     (266,601)      102,696        (25,538)
                                             --------     --------     --------    ----------       --------
Net realized and unrealized gain (loss) on
  investments..............................    16,530      481,102      192,813     1,245,099        (34,211)
                                             --------     --------     --------    ----------       --------
Net increase in net assets resulting from
  operations...............................  $ 98,284     $471,558     $245,141    $1,150,967       $ 65,893
                                             ========     ========     ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                                                          VAN ECK GOLD     VAN ECK      ALGER AMERICAN
                                                                          AND NATURAL      EMERGING         SMALL
                                             TCI GROWTH                    RESOURCES       MARKETS      CAPITALIZATION
                                             SUBACCOUNT      VAN ECK       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                            WORLDWIDE
                                                               BOND
                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................................                   $ 65,988       $ 12,742       $    219        $     95
                                              ---------       -------       --------        -------         -------
EXPENSES
Mortality and expense risks...............   $   49,667        15,456         10,810          4,045          17,365
                                              ---------       -------       --------        -------         -------
Net investment income (loss)..............      (49,667)       50,532          1,932         (3,826)        (17,270)
                                              ---------       -------       --------        -------         -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested....      728,835                       12,496
Net realized gain (loss) from redemption
  of investment shares....................      127,215        20,012         40,140            470         (59,161)
                                              ---------       -------       --------        -------         -------
Net realized gain (loss) on investments...      856,050        20,012         52,636            470         (59,161)
                                              ---------       -------       --------        -------         -------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year.......................      584,114        70,122         65,442
  End of year.............................     (633,726)       70,532        187,278         90,708         173,011
                                              ---------       -------       --------        -------         -------
Net unrealized appreciation (depreciation)
  of investments during the year..........   (1,217,840)          410        121,836         90,708         173,011
                                              ---------       -------       --------        -------         -------
Net realized and unrealized gain (loss) on
  investments.............................     (361,790)       20,422        174,472         91,178         113,850
                                              ---------       -------       --------        -------         -------
Net increase (decrease) in net assets
  resulting from operations...............   $ (411,457)     $ 70,954       $176,404       $ 87,352        $ 96,580
                                              =========       =======       ========        =======         =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                             GROWTH       MARKET        BOND         MANAGED       GROWTH     INTERNATIONAL
                                            SEPARATE     SEPARATE     SEPARATE      SEPARATE      SEPARATE      SEPARATE
                                            ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...............................  $  3,702,641   $ 817,140   $   548,703   $ 1,057,761                  $   94,132
EXPENSES
Mortality and expense risks.............       767,425     101,404        56,053       152,755    $ 106,115        139,362
Operating expense reimbursement.........       (12,376)       (538)       (1,846)
                                           -----------    --------    ----------    ----------   ----------     ----------
Total expenses..........................       755,049     100,866        54,207       152,755      106,115        139,362
                                           -----------    --------    ----------    ----------   ----------     ----------
Net investment income (loss)............     2,947,592     716,274       494,496       905,006     (106,115)       (45,230)
                                           -----------    --------    ----------    ----------   ----------     ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions
  reinvested............................     7,782,999                                  24,410      109,290        444,778
Net realized gain from redemption of
  investment shares.....................     1,322,359                     8,291       502,630      169,077        440,185
                                           -----------    --------    ----------    ----------   ----------     ----------
Net realized gain on investments........     9,105,358                     8,291       527,040      278,367        884,963
                                           -----------    --------    ----------    ----------   ----------     ----------
Net unrealized appreciation
  (depreciation)
  of investments:
  Beginning of year.....................     3,760,116                  (660,717)     (168,478)   1,000,654        372,684
  End of year...........................    23,244,683                   443,614     3,562,768    2,711,686      2,138,159
                                           -----------    --------    ----------    ----------   ----------     ----------
Net unrealized appreciation of
  investments during the year...........    19,484,567                 1,104,331     3,731,246    1,711,032      1,765,475
                                           -----------    --------    ----------    ----------   ----------     ----------
Net realized and unrealized gain
  on investments........................    28,589,925                 1,112,622     4,258,286    1,989,399      2,650,438
                                           -----------    --------    ----------    ----------   ----------     ----------
Net increase in net assets resulting
  from operations.......................  $ 31,537,517   $ 716,274   $ 1,607,118   $ 5,163,292   $1,883,284     $2,605,208
                                           ===========    ========    ==========    ==========   ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks...........................................................   $ 11,204      $  24,226
Asset charge..........................................................................      4,511          8,855
                                                                                         --------      ---------
Net investment loss...................................................................    (15,715)       (33,081)
                                                                                         --------      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares................................     46,689        103,889
                                                                                         --------      ---------
Net realized gain on investments......................................................     46,689        103,889
                                                                                         --------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year...................................................................     89,755        (32,676)
  End of year.........................................................................    195,315        910,239
                                                                                         --------      ---------
Net unrealized appreciation of investments during the year............................    105,560        942,915
                                                                                         --------      ---------
Net realized and unrealized gain on investments.......................................    152,249      1,046,804
                                                                                         --------      ---------
Net increase in net assets resulting from operations..................................   $136,534     $1,013,723
                                                                                         ========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                          VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------
                               FIDELITY                FIDELITY                FIDELITY                FIDELITY
                               EQUITY-     FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY   INVESTMENT
                                INCOME      GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................... $  537,930    $ 119,536   $ 41,451    $ 14,561    $ 459,474   $  50,011   $ 28,403
EXPENSES
Mortality and expense
  risks......................    149,976      229,692     10,896      39,734      171,262      35,351      9,588
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net investment income
  (loss).....................    387,954     (110,156)    30,555     (25,173)     288,212      14,660     18,815
                              ----------   ----------   --------    --------   ----------  ----------   --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested.................    640,717                              14,561                    6,844
Net realized gain (loss) from
  redemption of investment
  shares.....................     38,430       50,953      6,119       5,737      (74,582)     89,812     11,650
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net realized gain (loss)
  on investments.............    679,147       50,953      6,119      20,298      (74,582)     96,656     11,650
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year..........     80,034       60,179     (1,350)    (77,282)  (1,113,746)     20,259     (2,065)
  End of year................  5,231,207    8,695,334    207,596     502,338    2,425,055   1,377,575    173,631
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net unrealized appreciation
  of investments during the
  year.......................  5,151,173    8,635,155    208,946     579,620    3,538,801   1,357,316    175,696
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net realized and unrealized
  gain on investments........  5,830,320    8,686,108    215,065     599,918    3,464,219   1,453,972    187,346
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net increase in net assets
  resulting from
  operations................. $6,218,274   $8,575,952   $245,620    $574,745   $3,752,431  $1,468,632   $206,161
                              ==========   ==========   ========    ========   ==========  ==========   ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               NEUBERGER   NEUBERGER      NEUBERGER                   VAN ECK        VAN ECK
                                & BERMAN    & BERMAN   & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH     MATURITY BOND      GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................  $ 38,294   $   10,198      $ 15,353       $  1,318    $ 89,753       $  7,028
EXPENSES
Mortality and expense risks...    17,742       47,689         4,199         18,644       8,303          4,526
                                --------   ----------       -------       --------    --------        -------
Net investment income
  (loss)......................    20,552      (37,491)       11,154        (17,326)     81,450          2,502
                                --------   ----------       -------       --------    --------        -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested..................    12,309      136,648
Net realized gain (loss) from
  redemption of investment
  shares......................    14,321      (13,352)        2,057         24,415       9,650         (2,771)
                                --------   ----------       -------       --------    --------        -------
Net realized gain (loss)
  on investments..............    26,630      123,296         2,057         24,415       9,650         (2,771)
                                --------   ----------       -------       --------    --------        -------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year...........   (87,659)    (221,388)          267         25,541       9,600        (11,497)
  End of year.................   337,802    1,140,571        44,695        584,114      70,122         65,442
                                --------   ----------       -------       --------    --------        -------
Net unrealized appreciation of
  investments during the
  year........................   425,461    1,361,959        44,428        558,573      60,522         76,939
                                --------   ----------       -------       --------    --------        -------
Net realized and unrealized
  gain on investments.........   452,091    1,485,255        46,485        582,988      70,172         74,168
                                --------   ----------       -------       --------    --------        -------
Net increase in net assets
  resulting from operations...  $472,643   $1,447,764      $ 57,639       $565,662    $151,622       $ 76,670
                                ========   ==========       =======       ========    ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                          MONEY                             AGGRESSIVE
                                             GROWTH       MARKET      BOND       MANAGED      GROWTH     INTERNATIONAL
                                            SEPARATE     SEPARATE   SEPARATE    SEPARATE     SEPARATE      SEPARATE
                                             ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $ 2,895,053   $346,198   $ 417,963   $ 846,092                  $  22,011
EXPENSES
Mortality and expense risks..............      613,808     52,749      42,772     132,673    $  69,831         89,444
Operating expense reimbursement..........      (14,824)    (1,594)     (2,834)
                                           -----------   --------   ----------  ----------   ----------    ----------
Total expenses...........................      598,984     51,155      39,938     132,673      69,831         89,444
                                           -----------   --------   ----------  ----------   ----------    ----------
Net investment income (loss).............    2,296,069    295,043     378,025     713,419     (69,831)       (67,433)
                                           -----------   --------   ----------  ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions reinvested...       72,943                182,646     937,642                    153,775
Net realized gain from redemption of
  investment shares......................    1,247,733                 24,007     370,225       17,586        167,183
                                           -----------   --------   ----------  ----------   ----------    ----------
Net realized gain on investments.........    1,320,676                206,653   1,307,867       17,586        320,958
                                           -----------   --------   ----------  ----------   ----------    ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year......................    5,664,372                383,384   2,400,938      960,399        894,279
  End of year............................    3,760,116               (660,717)   (168,478)   1,000,654        372,684
                                           -----------   --------   ----------  ----------   ----------    ----------
Net unrealized appreciation
  (depreciation) of investments during
  the year...............................   (1,904,256)            (1,044,101) (2,569,416)      40,255       (521,595)
                                           -----------   --------   ----------  ----------   ----------    ----------
Net realized and unrealized gain (loss)
  on investments.........................     (583,580)              (837,448) (1,261,549)      57,841       (200,637)
                                           -----------   --------   ----------  ----------   ----------    ----------
Net increase (decrease) in net assets
  resulting from operations..............  $ 1,712,489   $295,043   $(459,423)  $(548,130)   $ (11,990)     $(268,070)
                                           ===========   ========   ==========  ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks...........................................................  $   9,707      $  15,822
Asset charge..........................................................................      4,021          5,887
                                                                                         --------      ---------
Net investment loss...................................................................    (13,728)       (21,709)
                                                                                         --------      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares................................    133,126        174,318
                                                                                         --------      ---------
Net realized gain on investments......................................................    133,126        174,318
                                                                                         --------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year...................................................................    216,172        367,021
  End of year.........................................................................     89,755        (32,676)
                                                                                         --------      ---------
Net unrealized depreciation of investments during the year............................   (126,417)      (399,697)
                                                                                         --------      ---------
Net realized and unrealized gain (loss) on investments................................      6,709       (225,379)
                                                                                         --------      ---------
Net decrease in net assets resulting from operations..................................  $  (7,019)     $(247,088)
                                                                                         ========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               FIDELITY                FIDELITY                FIDELITY                 FIDELITY
                               EQUITY-     FIDELITY      HIGH      FIDELITY      ASSET      FIDELITY   INVESTMENT
                                INCOME      GROWTH      INCOME     OVERSEAS     MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................  $188,377    $ 37,485                           $  147,161
EXPENSES
Mortality and expense
  risks......................    48,837      90,831    $    859    $  5,635      100,744    $  8,356    $    827
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net investment income
  (loss).....................   139,540     (53,346)       (859)     (5,635)      46,417      (8,356)       (827)
                              ----------  ----------   --------    --------   ----------   ----------   --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested.................   183,020     396,740                              221,249       1,061
Net realized gain (loss) from
  redemption of investment
  shares.....................    (4,249)    (15,721)         36                   (3,069)     (4,737)         76
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net realized gain (loss)
  on investments.............   178,771     381,019          36                  218,180      (3,676)         76
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year..........    17,789      73,837                              177,220      (5,191)
  End of year................    80,034      60,179      (1,350)    (77,282)  (1,113,746)     20,259      (2,065)
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net unrealized appreciation
  of investments during the
  year.......................    62,245     (13,658)     (1,350)    (77,282)  (1,290,966)     25,450      (2,065)
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net realized and unrealized
  gain on investments........   241,016     367,361      (1,314)    (77,282)  (1,072,786)     21,774      (1,989)
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net increase in net assets
  resulting from
  operations.................  $380,556    $314,015    $ (2,173)   $(82,917) $(1,026,369)   $ 13,418    $ (2,816)
                              ==========  ==========   ========    ========   ==========   ==========   ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               NEUBERGER   NEUBERGER      NEUBERGER                   VAN ECK        VAN ECK
                                & BERMAN    & BERMAN   & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH     MATURITY BOND      GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................  $ 18,165   $   7,036                                  $    105       $    627
EXPENSES
Mortality and expense risks...    10,179      16,940        $  296        $  2,373       1,180            613
                                --------   ----------      -------        --------    --------        -------
Net investment income
  (loss)......................     7,986      (9,904)         (296)         (2,373)     (1,075)            14
                                --------   ----------      -------        --------    --------        -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested..................    30,012     145,411
Net realized gain (loss) from
  redemption of investment
  shares......................   (11,081)    (22,663)          730            (264)        349            171
                                --------   ----------      -------        --------    --------        -------
Net realized gain (loss) on
  investments.................    18,931     122,748           730            (264)        349            171
                                --------   ----------      -------        --------    --------        -------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year...........     3,604       9,662
  End of year.................   (87,659)   (221,388)          267          25,541       9,600        (11,497)
                                --------   ----------      -------        --------    --------        -------
Net unrealized appreciation
  (depreciation) of
  investments during the
  year........................   (91,263)   (231,050)          267          25,541       9,600        (11,497)
                                --------   ----------      -------        --------    --------        -------
Net realized and unrealized
  gain (loss) on
  investments.................   (72,332)   (108,302)          997          25,277       9,949        (11,326)
                                --------   ----------      -------        --------    --------        -------
Net increase (decrease) in net
  assets resulting from
  operations..................  $(64,346)  $(118,206)       $  701        $ 22,904    $  8,874       $(11,312)
                                ========   ==========      =======        ========    ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income...........  $   3,374,296   $     883,372   $    540,990   $    838,684   $    55,425    $    97,842
Net realized gain (loss) on
  investments...................      9,852,978                         (2,425)     1,731,006     2,540,903      1,445,495
Net unrealized appreciation
  (depreciation) of investments
  during the year...............     13,537,975                       (300,470)       471,597     1,516,075      1,157,029
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase in net assets from
  operations....................     26,765,249         883,372        238,095      3,041,287     4,112,403      2,700,366
                                   ------------    ------------    -----------    -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....     30,021,490      38,804,263      2,684,818      5,312,990     7,299,202      8,944,269
Cost of insurance and
  administrative charges........    (10,923,039)     (3,577,047)      (907,984)    (2,141,363)   (2,409,140)    (2,851,005)
Surrenders and forfeitures......     (8,868,122)       (807,207)      (593,919)    (1,485,140)   (1,084,540)      (949,465)
Transfers between investment
  portfolios....................     (6,972,133)    (27,374,079)      (359,010)      (488,185)     (814,283)       567,594
Net withdrawals due to policy
  loans.........................     (2,932,321)       (111,880)      (106,211)      (604,659)     (468,999)      (321,175)
Withdrawals due to death
  benefits......................       (361,511)         (9,285)       (12,934)       (95,250)      (24,597)       (66,791)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase (decrease) in net
  assets derived from policy
  transactions..................        (35,636)      6,924,765        704,760        498,393     2,497,643      5,323,427
                                   ------------    ------------    -----------    -----------   -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................       (200,000)       (200,000)      (200,000)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Total increase in net assets....     26,529,613       7,608,137        742,855      3,539,680     6,610,046      8,023,793
NET ASSETS
  Beginning of year.............    142,260,937      17,012,579     10,427,454     26,976,006    19,287,880     23,966,392
                                   ------------    ------------    -----------    -----------   -----------    -----------
  End of year...................  $ 168,790,550   $  24,620,716   $ 11,170,309   $ 30,515,686   $25,897,926    $31,990,185
                                   ============    ============    ===========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                                           ZERO COUPON BOND
                                                                                           SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                                          2006
                                                                                      1996 SERIES        SERIES
                                                                                      SUBACCOUNT**     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.................................................................   $   (6,959)     $  (45,568)
Net realized gain on investments....................................................      230,886         132,042
Net unrealized depreciation of investments during the year..........................     (195,315)       (166,103)
                                                                                       ----------      ----------
Net increase (decrease) in net assets from operations...............................       28,612         (79,629)
                                                                                       ----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.........................................................      134,184       1,694,055
Cost of insurance and administrative charges........................................      (53,122)       (662,460)
Surrenders and forfeitures..........................................................      (64,059)       (111,668)
Transfers between investment portfolios.............................................   (1,958,937)        932,017
Net withdrawals due to policy loans.................................................       (2,908)        (90,247)
Withdrawals due to death benefits...................................................                       (9,233)
                                                                                       ----------      ----------
Net increase (decrease) in net assets derived from policy transactions..............   (1,944,842)      1,752,464
                                                                                       ----------      ----------
Return of capital to Provident Mutual Life Insurance Company........................     (110,372)        (50,000)
                                                                                       ----------      ----------
Total increase (decrease) in net assets.............................................   (2,026,602)      1,622,835
NET ASSETS
  Beginning of year.................................................................    2,026,602       4,789,762
                                                                                       ----------      ----------
  End of year.......................................................................      --           $6,412,597
                                                                                       ==========      ==========


** For the period January 1, 1996 to May 15, 1996 (date of maturity).


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                           FIDELITY                  FIDELITY                 FIDELITY
                                            EQUITY-     FIDELITY       HIGH      FIDELITY       ASSET      FIDELITY
                                            INCOME       GROWTH       INCOME     OVERSEAS      MANAGER     INDEX 500
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)............. $  (269,872)  $ (302,178)  $ 248,670   $   21,833   $  793,090   $    7,976
Net realized gain on investments.........   1,870,111    3,823,966     192,860      187,975      858,187      404,196
Net unrealized appreciation of
  investments during the year............   4,422,987    4,278,695     264,260    1,243,579    2,110,829    3,054,102
                                          -----------  -----------  ----------  ----------   -----------  ----------
Net increase in net assets from
  operations.............................   6,023,226    7,800,483     705,790    1,453,387    3,762,106    3,466,274
                                          -----------  -----------  ----------  ----------   -----------  ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............  20,410,261   27,775,181   3,074,003    5,377,187    8,617,164   11,388,269
Cost of insurance and administrative
  charges................................  (5,694,885)  (7,871,429)   (690,043)  (1,404,523)  (3,144,049)  (2,553,289)
Surrenders and forfeitures...............  (1,264,322)  (1,872,916)    (55,762)    (332,401)  (1,388,200)    (317,366)
Transfers between investment
  portfolios.............................   6,265,641    5,416,680   2,218,407    2,222,639   (2,961,158)   7,671,836
Net withdrawals due to policy loans......    (479,134)    (618,794)    (72,022)     (55,225)    (258,013)    (159,156)
Withdrawals due to death benefits........     (53,476)     (60,875)       (260)      (5,086)     (28,551)      (5,498)
                                          -----------  -----------  ----------  ----------   -----------  ----------
Net increase in net assets derived from
  policy transactions....................  19,184,085   22,767,847   4,474,323    5,802,591      837,193   16,024,796
                                          -----------  -----------  ----------  ----------   -----------  ----------
Capital contribution from Provident
  Mutual Life Insurance Company..........                                                                      10,000
                                          -----------  -----------  ----------  ----------   -----------  ----------
Total increase in net assets.............  25,207,311   30,568,330   5,180,113    7,255,978    4,599,299   19,501,070
NET ASSETS
Beginning of year........................  33,730,487   46,336,729   3,300,338    8,551,710   27,114,550    8,932,987
                                          -----------  -----------  ----------  ----------   -----------  ----------
End of year.............................. $58,937,798  $76,905,059  $8,480,451  $15,807,688  $31,713,849  $28,434,057
                                          ===========  ===========  ==========  ==========   ===========  ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                                 FIDELITY                NEUBERGER    NEUBERGER      NEUBERGER
                                                INVESTMENT   FIDELITY     & BERMAN    & BERMAN    & BERMAN LIMITED
                                                GRADE BOND  CONTRAFUND    BALANCED     GROWTH      MATURITY BOND
                                                SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................... $   81,754   $   (9,544)  $  52,328   $  (94,132)     $  100,104
Net realized gain (loss) on investments........     34,895        3,778     459,414    1,142,403          (8,673)
Net unrealized appreciation (depreciation) of
  investments during the year..................    (18,365)     477,324    (266,601)     102,696         (25,538)
                                                -----------  ----------- ----------   ----------     -----------
Net increase in net assets from operations.....     98,284      471,558     245,141    1,150,967          65,893
                                                -----------  ---------- ----------    ----------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................  2,130,821    1,896,133   1,626,992    6,888,258         785,194
Cost of insurance and administrative charges...   (507,709)    (242,291)   (624,216)  (2,046,331)       (171,297)
Surrenders and forfeitures.....................   (104,535)     (16,144)   (154,980)    (371,468)        (24,959)
Transfers between investment portfolios........  1,064,874    4,057,384     346,579    1,059,064         758,312
Net withdrawals due to policy loans............    (28,781)      (8,278)    (35,100)    (226,752)         (3,617)
Withdrawals due to death benefits..............     (2,694)                     (14)      (6,854)
                                                -----------  ----------  ----------   ----------     -----------
Net increase in net assets derived from policy
  transactions.................................  2,551,976    5,686,804   1,159,261    5,295,917       1,343,633
                                                -----------  ----------  ----------   ----------     -----------
Capital contribution from Provident Mutual Life
  Insurance Company............................                  25,000
                                                -----------  ----------  ----------   ----------     -----------
Total increase in net assets...................  2,650,260    6,183,362   1,404,402    6,446,884       1,409,526
NET ASSETS
Beginning of year..............................  2,346,721           --   3,223,304   10,605,905       1,108,362
                                                -----------  ----------  ----------   ----------     -----------
End of year.................................... $4,996,981   $6,183,362  $4,627,706  $17,052,789      $2,517,888
                                                ===========  =========== ==========  ===========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                                            VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                           WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                             TCI GROWTH       BOND       RESOURCES      MARKETS     CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $  (49,667)    $  50,532     $    1,932    $  (3,826)     $  (17,270)
Net realized gain (loss) on investments....     856,050        20,012         52,636          470         (59,161)
Net unrealized appreciation (depreciation)
  of investments during the year...........  (1,217,840)          410        121,836       90,708         173,011
                                             ------------  -----------    ----------    -----------   -----------
Net increase (decrease) in net assets from
  operations...............................    (411,457)       70,954        176,404       87,352          96,580
                                             ------------  -----------    ----------    -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................   4,409,737     1,208,131        620,876      591,991       2,284,400
Cost of insurance and administrative
  charges..................................  (1,147,704)     (293,018)      (188,073)     (84,624)       (343,153)
Surrenders and forfeitures.................    (213,245)      (71,799)       (66,529)      (9,852)        (29,701)
Transfers between investment portfolios....     472,972       425,637        330,253    1,616,051       5,942,776
Net withdrawals due to policy loans........     (49,208)       (3,329)       (17,924)      (9,537)        (11,830)
Withdrawals due to death benefits..........        (412)       (1,767)          (235)
                                             ------------  -----------    ----------    -----------   -----------
Net increase in net assets derived from
  policy transactions......................   3,472,140     1,263,855        678,368    2,104,029       7,842,492
                                             ------------  -----------    ----------    -----------   -----------
Capital contribution from Provident Mutual
  Life Insurance Company...................                                                25,000          25,000
                                             ------------  -----------    ----------    -----------   -----------
Total increase in net assets...............   3,060,683     1,334,809        854,772    2,216,381       7,964,072
NET ASSETS
  Beginning of year........................   5,031,776     1,812,368        901,280           --              --
                                             ------------  -----------    ----------    -----------   -----------
  End of year..............................  $8,092,459    $3,147,177     $1,756,052   $2,216,381      $7,964,072
                                             ============  ===========    ==========    ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....  $   2,947,592   $     716,274   $    494,496   $    905,006   $  (106,115)   $   (45,230)
Net realized gain on
  investments...................      9,105,358                          8,291        527,040       278,367        884,963
Net unrealized appreciation of
  investments during the year...     19,484,567                      1,104,331      3,731,246     1,711,032      1,765,475
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase in net assets
  from operations...............     31,537,517         716,274      1,607,118      5,163,292     1,883,284      2,605,208
                                   ------------    ------------    -----------    -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....     31,018,881      25,991,971      2,748,728      5,437,753     6,979,778      9,246,142
Cost of insurance and
  administrative charges........    (10,800,913)     (2,892,532)      (854,427)    (2,184,118)   (2,095,129)    (2,653,024)
Surrenders and forfeitures......     (6,000,652)       (483,482)      (459,150)    (1,593,554)     (741,748)      (749,885)
Transfers between investment
  portfolios....................     (3,728,068)    (18,394,049)        (5,935)    (1,219,218)      939,005       (706,696)
Net withdrawals due to
  policy loans..................     (2,394,343)       (216,018)      (159,387)      (166,162)     (463,436)      (428,384)
Withdrawals due to death
  benefits......................       (179,253)            (13)          (742)       (86,605)         (962)        (2,302)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase in net assets
  derived from policy
  transactions..................      7,915,652       4,005,877      1,269,087        188,096     4,617,508      4,705,851
                                   ------------    ------------    -----------    -----------   -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................                       (500,000)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Total increase in net assets....     39,453,169       4,222,151      2,876,205      5,351,388     6,500,792      7,311,059
NET ASSETS
  Beginning of year.............    102,807,768      12,790,428      7,551,249     21,624,618    12,787,088     16,655,333
                                   ------------    ------------    -----------    -----------   -----------    -----------
  End of year...................  $ 142,260,937   $  17,012,579   $ 10,427,454   $ 26,976,006   $19,287,880    $23,966,392
                                   ============    ============    ===========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss...................................................................  $ (15,715)     $ (33,081)
Net realized gain on investments......................................................     46,689        103,889
Net unrealized appreciation of investments during the year............................    105,560        942,915
                                                                                        ----------     ----------
Net increase in net assets from operations............................................    136,534      1,013,723
                                                                                        ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........................................................    343,230      1,330,797
Cost of insurance and administrative charges..........................................   (138,727)      (557,882)
Surrenders and forfeitures............................................................    (43,836)      (118,177)
Transfers between investment portfolios...............................................      9,271        435,416
Net withdrawals due to policy loans...................................................    (10,176)       (42,959)
Withdrawals due to death benefits.....................................................     (6,089)       (13,021)
                                                                                        ----------     ----------
Net increase in net assets derived from policy transactions...........................    153,673      1,034,174
                                                                                        ----------     ----------
Total increase in net assets..........................................................    290,207      2,047,897
NET ASSETS
  Beginning of year...................................................................  1,736,395      2,741,865
                                                                                        ----------     ----------
  End of year......................................................................... $2,026,602     $4,789,762
                                                                                        ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                            VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                               FIDELITY                  FIDELITY                FIDELITY                 FIDELITY
                                EQUITY-     FIDELITY       HIGH      FIDELITY      ASSET      FIDELITY   INVESTMENT
                                INCOME       GROWTH       INCOME     OVERSEAS     MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss).....................  $  387,954   $ (110,156)  $  30,555   $ (25,173)  $  288,212   $  14,660   $  18,815
Net realized gain (loss)
  on investments.............     679,147       50,953       6,119      20,298      (74,582)     96,656      11,650
Net unrealized appreciation
  of investments during the
  year.......................   5,151,173    8,635,155     208,946     579,620    3,538,801   1,357,316     175,696
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
Net increase in net assets
  from operations............   6,218,274    8,575,952     245,620     574,745    3,752,431   1,468,632     206,161
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................  13,095,871   17,511,135   1,445,564   3,784,564   10,792,167   4,239,917   1,185,287
Cost of insurance and
  administrative charges.....  (3,309,981)  (4,789,358)   (294,993)   (928,908)  (3,421,593)   (917,384)   (302,207)
Surrenders and forfeitures...    (472,892)    (862,489)    (37,516)   (109,478)  (1,270,363)   (258,007)    (19,498)
Transfers between investment
  portfolios.................   6,941,542    6,044,742   1,436,977   2,186,754   (3,131,839)  2,120,394     724,450
Net withdrawals due to
  policy loans...............    (527,820)    (732,057)    (11,036)   (116,872)    (272,150)   (126,445)    (43,336)
Withdrawals due to
  death benefits.............        (944)      (4,026)     (1,606)       (650)        (842)
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
Net increase in net assets
  derived from policy
  transactions...............  15,725,776   17,167,947   2,537,390   4,815,410    2,695,380   5,058,475   1,544,696
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
Total increase in net
  assets.....................  21,944,050   25,743,899   2,783,010   5,390,155    6,447,811   6,527,107   1,750,857
NET ASSETS
  Beginning of year..........  11,786,437   20,592,830     517,328   3,161,555   20,666,739   2,405,880     595,864
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
  End of year................ $33,730,487  $46,336,729  $3,300,338  $8,551,710  $27,114,550  $8,932,987  $2,346,721
                              ===========  ===========  ==========  ==========  ===========  ==========  ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                            VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                               NEUBERGER    NEUBERGER      NEUBERGER                   VAN ECK        VAN ECK
                                & BERMAN    & BERMAN    & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH      MATURITY BOND      GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)...................... $   20,552   $  (37,491)     $   11,154     $ (17,326)  $  81,450      $    2,502
Net realized gain (loss) on
  investments.................     26,630      123,296           2,057        24,415       9,650          (2,771)
Net unrealized appreciation of
  investments during the
  year........................    425,461    1,361,959          44,428       558,573      60,522          76,939
                               ----------   ----------        --------    ----------    --------        --------
Net increase in net assets
  from operations.............    472,643    1,447,764          57,639       565,662     151,622          76,670
                               ----------   ----------        --------    ----------    --------        --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums...  1,179,627    4,320,950         436,960     2,085,717     756,804         418,351
Cost of insurance and
  administrative charges......   (478,895)  (1,153,245)        (99,801)     (491,728)   (179,695)       (130,611)
Surrenders and forfeitures....   (151,809)    (214,306)         (1,233)     (119,956)    (36,252)        (39,102)
Transfers between investment
  portfolios..................    415,228    2,575,178         495,684     1,896,269     507,453         179,444
Net withdrawals due to policy
  loans.......................    (56,816)    (129,622)         (2,306)      (35,265)    (25,846)         (8,641)
Withdrawals due to death
  benefits....................        (22)      (5,466)                         (502)
                               ----------   ----------        --------    ----------    --------        --------
Net increase in net assets
  derived from policy
  transactions................    907,313    5,393,489         829,304     3,334,535   1,022,464         419,441
                               ----------   ----------        --------     ----------   --------        --------
Total increase in net
  assets......................  1,379,956    6,841,253         886,943     3,900,197   1,174,086         496,111
NET ASSETS
  Beginning of year...........  1,843,348    3,764,652         221,419     1,131,579     638,282         405,169
                               ----------  -----------        --------     ----------   --------        --------
  End of year................. $3,223,304  $10,605,905      $1,108,362    $5,031,776  $1,812,368     $   901,280
                               ==========  ===========        ========     ==========   ========        ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....  $   2,296,069   $     295,043   $    378,025   $    713,419   $   (69,831)   $   (67,433)
Net realized gain on
  investments...................      1,320,676                        206,653      1,307,867        17,586        320,958
Net unrealized appreciation
  (depreciation) of investments
  during the year...............     (1,904,256)                    (1,044,101)    (2,569,416)       40,255       (521,595)
                                   ------------     -----------     ----------    -----------   -----------    -----------
Net increase (decrease) in net
  assets from operations........      1,712,489         295,043       (459,423)      (548,130)      (11,990)      (268,070)
                                   ------------     -----------     ----------    -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....     32,073,847      26,832,956      2,395,570      6,730,502     5,400,860      8,417,599
Cost of insurance and
  administrative charges........    (11,488,613)     (1,844,311)      (722,171)    (2,516,072)   (1,702,505)    (2,137,893)
Surrenders and forfeitures......     (6,074,016)       (379,092)      (390,546)    (1,279,553)     (491,142)      (415,597)
Transfers between investment
  portfolios....................    (11,701,585)    (19,508,999)      (117,956)      (938,232)     (295,222)     3,419,821
Net withdrawals due to
  policy loans..................     (1,190,781)        (65,552)      (159,300)      (317,032)     (115,478)      (151,310)
Withdrawals due to
  death benefits................        (34,657)           (293)       (23,244)       (79,354)       (1,117)
                                   ------------     -----------     ----------    -----------   -----------    -----------
Net increase in net assets
  derived from policy
  transactions..................      1,584,195       5,034,709        982,353      1,600,259     2,795,396      9,132,620
                                   ------------     -----------     ----------    -----------   -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................     (1,300,000)     (2,500,000)      (500,000)      (100,000)
                                   ------------     -----------     ----------    -----------   -----------    -----------
Total increase in net assets....      1,996,684       2,829,752         22,930        952,129     2,783,406      8,864,550
NET ASSETS
  Beginning of year.............    100,811,084       9,960,676      7,528,319     20,672,489    10,003,682      7,790,783
                                   ------------     -----------     ----------    -----------   -----------    -----------
  End of year...................  $ 102,807,768   $  12,790,428   $  7,551,249   $ 21,624,618   $12,787,088    $16,655,333
                                   ============     ===========     ==========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss...................................................................   $ (13,728)     $ (21,709)
Net realized gain on investments......................................................     133,126        174,318
Net unrealized depreciation of investments during the year............................    (126,417)      (399,697)
                                                                                        ----------     ----------
Net decrease in net assets from operations............................................      (7,019)      (247,088)
                                                                                        ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........................................................     298,778      1,319,905
Cost of insurance and administrative charges..........................................    (123,276)      (520,009)
Surrenders and forfeitures............................................................    (239,993)       (59,803)
Transfers between investment portfolios...............................................    (163,212)       (57,040)
Net repayments (withdrawals) due to policy loans......................................     110,200        (21,660)
Withdrawals due to death benefits.....................................................                    (76,716)
                                                                                        ----------     ----------
Net increase (decrease) in net assets derived from policy transactions................    (117,503)       584,677
                                                                                        ----------     ----------
Total increase (decrease) in net assets...............................................    (124,522)       337,589
NET ASSETS
  Beginning of year...................................................................   1,860,917      2,404,276
                                                                                        ----------     ----------
  End of year.........................................................................  $1,736,395     $2,741,865
                                                                                        ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                            VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                               FIDELITY                  FIDELITY                FIDELITY                 FIDELITY
                                EQUITY-     FIDELITY       HIGH      FIDELITY      ASSET      FIDELITY   INVESTMENT
                                INCOME       GROWTH       INCOME     OVERSEAS     MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)..................... $   139,540   $  (53,346)   $   (859)  $  (5,635)  $   46,417   $  (8,356)   $   (827)
Net realized gain (loss) on
  investments................     178,771      381,019          36                  218,180      (3,676)         76
Net unrealized appreciation
  (depreciation) of
  investments during the
  year.......................      62,245      (13,658)     (1,350)    (77,282)  (1,290,966)     25,450      (2,065)
                              -----------  -----------    --------  ----------  -----------  ----------    --------
Net increase (decrease) in
  net assets from
  operations.................     380,556      314,015      (2,173)    (82,917)  (1,026,369)     13,418      (2,816)
                              -----------  -----------    --------  ----------  -----------  ----------    --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................   5,551,283   10,832,297     186,378   1,050,375    9,671,149   1,598,160     241,144
Cost of insurance and
  administrative charges.....  (1,265,129)  (2,671,488)    (31,764)   (170,165)  (2,399,851)   (314,407)    (32,175)
Surrenders and forfeitures...    (132,728)    (309,821)       (928)    (34,253)    (272,749)     (9,218)     (1,015)
Transfers between investment
  portfolios.................   4,261,977    6,924,780     347,006   2,369,734   10,242,354     782,658     365,717
Net repayments (withdrawals)
  due to policy loans........     (46,568)    (199,085)     (6,191)      3,781       (3,620)     (2,272)          9
                              -----------  -----------    --------   ---------  -----------   ----------   --------
Net increase in net assets
  derived from policy
  transactions...............   8,368,835   14,576,683     494,501   3,219,472   17,237,283   2,054,921     573,680
                              -----------  -----------    --------  ----------  -----------  ----------    --------
Capital contribution from
  Provident Mutual Life
  Insurance Company..........                               25,000      25,000                               25,000
                              -----------  -----------    --------  ----------  -----------  ----------    --------
Total increase in net
  assets.....................   8,749,391   14,890,698     517,328   3,161,555   16,210,914   2,068,339     595,864
NET ASSETS
  Beginning of year..........   3,037,046    5,702,132      --          --        4,455,825     337,541       --
                              -----------  -----------   --------   ----------  -----------  ----------    --------
  End of year................ $11,786,437  $20,592,830   $517,328   $3,161,555  $20,666,739  $2,405,880    $595,864
                              ===========  ===========   ========   ==========  ===========  ==========    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               NEUBERGER   NEUBERGER      NEUBERGER                  VAN ECK        VAN ECK
                                & BERMAN    & BERMAN   & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH     MATURITY BOND     GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)...................... $    7,986   $  (9,904)      $   (296)     $  (2,373)   $ (1,075)      $     14
Net realized gain (loss) on
  investments.................     18,931     122,748            730           (264)        349            171
Net unrealized appreciation
  (depreciation) of
  investments during the
  year........................    (91,263)   (231,050)           267         25,541       9,600        (11,497)
                                ----------  ----------      --------      ----------   --------       --------
Net increase (decrease) in net
  assets from operations......    (64,346)   (118,206)           701         22,904       8,874        (11,312)
                                ----------  ----------      --------      ----------   --------       --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums...    860,866   2,004,874         71,398        441,248     198,216        130,837
Cost of insurance and
  administrative charges......   (276,705)   (534,031)       (16,110)       (84,751)    (34,637)       (26,284)
Surrenders and forfeitures....     (7,129)    (46,226)            (8)       (29,550)    (19,484)          (905)
Transfers between investment
  portfolios..................    933,031   1,446,509        140,427        751,260     455,077        291,264
Net repayments (withdrawals)
  due to policy loans.........    (11,834)    (11,021)            11          5,468       5,236         (3,431)
                                ----------  ----------      --------      ----------   --------       --------
Net increase in net assets
  derived from policy
  transactions................  1,498,229   2,860,105        195,718      1,083,675     604,408        391,481
                                ----------  ----------      --------      ----------   --------       --------
Capital contribution from
  Provident Mutual Life
  Insurance Company...........                                25,000         25,000      25,000         25,000
                                ----------  ----------      --------      ----------   --------       --------
Total increase in net
  assets......................  1,433,883   2,741,899        221,419      1,131,579     638,282        405,169
NET ASSETS
  Beginning of year...........    409,465   1,022,753        --              --          --            --
                               ----------  ----------       --------      ----------   --------       --------
  End of year................. $1,843,348  $3,764,652       $221,419      $1,131,579   $638,282       $405,169
                               ==========  ==========       ========      ==========   ========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

The Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

The Policies are distributed principally through career agents and brokers.

Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

The Variable Separate Account is comprised of sixteen Subaccounts: the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth and Neuberger & Berman Limited Maturity Bond Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the TCI Growth Subaccount invests in the corresponding portfolio of the TCI Portfolios, Inc.; the Van Eck Worldwide Bond, Van Eck Gold and Natural Resources and Van Eck Emerging Markets Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. ORGANIZATION, CONTINUED

Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the periods. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1996, the investments of the respective Separate Accounts/Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                       SHARES         COST       MARKET VALUE
----------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio................................     9,330,982   $132,108,107   $168,890,765
  Money Market Portfolio..........................    23,884,697    $23,884,697    $23,884,697
  Bond Portfolio..................................     1,048,230    $11,041,466    $11,184,610
  Managed Portfolio...............................     2,079,865    $26,498,061    $30,532,426
  Aggressive Growth Portfolio.....................     1,398,376    $21,670,165    $25,897,926
  International Portfolio.........................     2,385,547    $28,694,997    $31,990,185
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series.....................................    11,346,972     $5,669,059     $6,413,195
Variable Insurance Products Fund:
  Equity-Income Portfolio.........................     2,802,567    $49,283,784    $58,937,978
  Growth Portfolio................................     2,469,655    $63,931,030    $76,905,059
  High Income Portfolio...........................       677,352     $8,008,595     $8,480,451
  Overseas Portfolio..............................       839,049    $14,061,771    $15,807,688
Variable Insurance Products Fund II:
  Asset Manager Portfolio.........................     1,873,234    $27,177,965    $31,713,849
  Index 500 Portfolio.............................       319,018    $24,002,380    $28,434,057
  Investment Grade Bond Portfolio.................       408,250     $4,841,715     $4,996,981
  Contrafund Portfolio............................       373,391     $5,706,038     $6,183,362
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio..............................       290,685     $4,556,505     $4,627,706
  Growth Portfolio................................       661,473    $15,809,522    $17,052,789
  Limited Maturity Bond Portfolio.................       179,209     $2,498,731     $2,517,888
TCI Portfolios, Inc.:
  TCI Growth Portfolio............................       790,279     $8,726,185     $8,092,459
Van Eck Worldwide InsuranceTrust:
  Worldwide Bond Portfolio........................       283,529     $3,076,645     $3,147,177
  Gold and Natural Resources Portfolio............       105,027     $1,568,774     $1,756,052
  Emerging Markets Portfolio......................       177,452     $2,125,673     $2,216,381
Alger American Fund
  Small Capitalization Portfolio..................       194,673     $7,791,061     $7,964,072

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

     During the years ended December 31, 1996, 1995 and 1994 transactions in investment shares were as follows:
--------------------------------------------------------------------------------


                                                            MARKET STREET FUND, INC.
       ---------------------------------------------------------------------------------------------------------------------------
                         GROWTH PORTFOLIO                     MONEY MARKET PORTFOLIO                     BOND PORTFOLIO
       ---------------------------------------------------------------------------------------------------------------------------
                  1996         1995         1994          1996          1995         1994         1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------------
Shares
 purchased....     831,901    1,059,897    1,080,717    19,129,435    13,655,624   17,190,183     168,569     192,313     215,657
Shares
 received from
 reinvestment
 of:
 Dividends....     265,374      256,696      209,566     1,024,419       871,001      311,999      57,612      53,908      41,462
 Capital gain
  distributions    436,699      601,004        5,192                                                                       16,975
               -----------  -----------  -----------   -----------   -----------  -----------    --------   ---------    --------
Total shares
 acquired.....   1,533,974    1,917,597    1,295,475    20,153,854    14,526,625   17,502,182     226,181     246,221     274,094
Total shares
 redeemed.....    (904,010)    (565,932)  (1,109,401)  (12,978,261)  (10,536,224) (14,410,319)   (127,216)    (74,556)   (169,094)
               -----------  -----------  -----------   -----------   -----------  -----------    --------   ---------    --------
Net increase
 in shares
 owned........     629,964    1,351,665      186,074     7,175,593     3,990,401    3,091,863      98,965     171,665     105,000
Shares owned,
 beginning of
 year.........   8,701,018    7,349,353    7,163,279    16,709,104    12,718,703    9,626,840     949,265     777,600     672,600
               -----------  -----------  -----------   -----------   -----------  -----------    --------   ---------    --------
Shares owned,
 end of
 year.........   9,330,982    8,701,018    7,349,353    23,884,697    16,709,104   12,718,703   1,048,230     949,265     777,600
               ===========  ===========  ===========   ===========   ===========  ===========   =========   =========   =========
Cost of shares
 acquired..... $24,791,248  $27,059,436  $18,166,403  $ 20,153,854  $ 14,526,625  $17,502,182  $2,391,808  $2,538,587  $2,786,406
               ===========  ===========  ===========   ===========   ===========  ===========   =========   =========   =========
Cost of shares
 redeemed..... $11,787,104  $ 7,086,303  $14,301,798  $ 12,978,261  $ 10,536,224  $14,410,319  $1,348,647  $  767,042  $1,716,106
               ===========  ===========  ===========   ===========   ===========  ===========   =========   =========   =========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                               MARKET STREET FUND, INC.

                  ------------------------------------------------------------------------------------------------------------------
                              MANAGED PORTFOLIO                       AGGRESSIVE                    INTERNATIONAL PORTFOLIO
                                                                   GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
                         1996        1995        1994        1996        1995        1994        1996        1995        1994
                  ------------------------------------------------------------------------------------------------------------------
Shares purchased.....    221,107     208,590     404,364     263,500     336,867     285,002     520,713     524,968      844,765
Shares received from
 reinvestment of:
 Dividends...........     73,728      83,429      69,944      13,575                              23,400       8,442        1,888
 Capital gain
   distributions.....     81,745       2,072      74,713     136,800       7,271                  94,861      39,890       13,188
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Net increase in
 shares owned........    177,756      89,803     259,190     288,598     282,135     183,420     521,911     431,535      785,338
Shares owned,
 beginning
 of year.............  1,902,109   1,812,306   1,553,116   1,109,778     827,643     644,223   1,863,636   1,432,101      646,763
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Shares owned, end of
 year................  2,079,865   1,902,109   1,812,306   1,398,376   1,109,778     827,643   2,385,547   1,863,636    1,432,101
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 acquired............ $5,201,624  $3,791,908  $6,775,390  $6,735,426  $5,631,340  $4,286,558  $8,077,706  $6,827,356  $10,211,219
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 redeemed............ $2,131,719  $2,171,165  $3,176,894  $1,641,455  $  841,580  $1,492,974  $1,210,942  $1,281,772  $   711,372
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES                        VARIABLE INSURANCE
                                        FUND, PROVIDENT MUTUAL SERIES A                                 PRODUCTS FUND
                  ------------------------------------------------------------------------------------------------------------------
                               1996 SERIES                          2006 SERIES                    EQUITY-INCOME PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
                       1996        1995        1994        1996        1995        1994         1996         1995         1994
                  ------------------------------------------------------------------------------------------------------------------
Shares purchased...    118,128     364,596     405,453   4,208,650   2,903,418    3,167,109    1,036,625      937,870     565,671
Shares received
 from reinvestment
 of:
 Dividends.........                                                                                2,918       30,564      12,305
 Capital gain
   distributions...                                                                               83,648       42,404      12,169
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Total shares
 acquired..........    118,128     364,596     405,453   4,208,650   2,903,418    3,167,109    1,123,191    1,010,838     590,145
Total shares
 redeemed.......... (2,181,298)   (217,641)   (552,954) (1,223,768)   (935,891)  (1,839,197)     (71,820)     (27,488)    (15,098)
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Net increase
 (decrease) in
 shares owned...... (2,063,170)    146,955    (147,501)  2,984,882   1,967,527    1,327,912    1,051,371      983,350     575,047
Shares owned,
 beginning of
 year..............  2,063,170   1,916,215   2,063,716   8,362,090   6,394,563    5,066,651    1,751,196      767,846     192,799
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Shares owned, end
 of year...........              2,063,170   1,916,215  11,346,972   8,362,090    6,394,563    2,802,567    1,751,196     767,846
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 acquired.......... $  117,132  $  345,561  $  365,288  $2,317,522  $1,461,490  $ 1,375,238  $21,875,240  $17,235,825  $8,978,638
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 redeemed.......... $1,949,315  $  160,308  $  365,268  $  528,531  $  353,785  $   633,039  $ 1,105,790  $   427,894  $  231,263
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                              VARIABLE INSURANCE PRODUCTS FUND
--------------------------------------------------------------------------------------------------
                                     GROWTH PORTFOLIO                  HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------
                                 1996        1995         1994        1996        1995      1994
--------------------------------------------------------------------------------------------------
Shares purchased..........     826,059      659,784      702,697     479,606     232,086    49,207
Shares received from
 reinvestment of:
 Dividends................       4,794        5,481        1,723      25,643       4,088
 Capital gain
   distributions..........     121,056                    18,232       5,016
                           -----------  -----------  -----------  ----------  ----------  --------
Total shares acquired.....     951,909      665,265      722,652     510,265     236,174    49,207
Total shares redeemed.....     (69,623)     (27,312)     (14,831)   (108,022)     (9,155)   (1,117)
                           -----------  -----------  -----------  ----------  ----------  --------
Net increase (decrease) in
 shares owned.............     882,286      637,953      707,821     402,243     227,019    48,090
Shares owned, beginning of
 year.....................   1,587,369      949,416      241,595     275,109      48,090
                           -----------  -----------  -----------  ----------  ----------  --------
Shares owned, end of
 year.....................   2,469,655    1,587,369      949,416     677,352     275,109    48,090
                           ===========  ===========  ===========  ==========  ==========  ========
Cost of shares acquired... $27,880,379  $17,731,718  $15,362,715  $6,055,847  $2,687,554  $530,853
                           ===========  ===========  ===========  ==========  ==========  ========
Cost of shares redeemed... $ 1,605,197  $   608,521  $   332,236  $1,154,715  $   98,892  $ 12,052
                           ===========  ===========  ===========  ==========  ==========  ========


---------------------------------------------------------------
                                     OVERSEAS PORTFOLIO
---------------------------------------------------------------
                              1996         1995         1994

---------------------------------------------------------------

Shares purchased..........     372,206     316,944     201,774
Shares received from
 reinvestment of:
 Dividends................       6,165         971
 Capital gain
   distributions..........       6,782         971
                            ----------  ----------  ----------
Total shares acquired.....     385,153     318,886     201,774
Total shares redeemed.....     (47,671)    (19,077)        (16)
                            ----------  ----------  ----------
Net increase (decrease) in
 shares owned.............     337,482     299,809     201,758
Shares owned, beginning of
 year.....................     501,567     201,758
                            ----------  ----------  ----------
Shares owned, end of
 year.....................     839,049     501,567     201,758
                            ==========  ==========  ==========
Cost of shares acquired...  $6,786,632  $5,114,360  $3,239,101
                            ==========  ==========  ==========
Cost of shares redeemed...  $  774,233  $  303,825  $      264
                            ==========  ==========  ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                  VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------------------------------
                                     ASSET MANAGER PORTFOLIO                INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                    1996       1995        1994          1996         1995        1994
--------------------------------------------------------------------------------------------------------
Shares purchased..............    313,935     489,727    1,215,379      200,784      88,644       42,480
Shares received from
 reinvestment of:
 Dividends....................     65,522      33,935        9,853        1,531         868
 Capital gain distributions...     54,028                   14,760        3,938         119           19
                               ----------  ----------  -----------  -----------  ----------   ----------
Total shares acquired.........    433,485     523,662    1,239,992      206,253      89,631       42,499
Total shares redeemed.........   (277,449)   (305,140)     (22,065)      (5,225)    (14,435)      (5,494)
                               ----------  ----------  -----------  -----------  ----------   ----------
Net increase in shares
 owned........................    156,036     218,522    1,217,927      201,028      75,196       37,005
Shares owned, beginning of
 year.........................  1,717,198   1,498,676      280,749      117,990      42,794        5,789
                               ----------  ----------  -----------  -----------  ----------   ----------
Shares owned, end of year.....  1,873,234   1,717,198    1,498,676      319,018     117,990       42,794
                               ==========  ==========  ===========  ===========  ==========   ==========
Cost of shares acquired....... $6,753,590  $7,461,536  $17,945,452  $16,732,487  $5,976,098   $2,369,165
                               ==========  ==========  ===========  ===========  ==========   ==========
Cost of shares redeemed....... $4,265,120  $4,552,526  $   316,892  $   285,519  $  806,307   $  311,392
                               ==========  ==========  ===========  ===========  ==========   ==========


-----------------------------------------------------------------------------
                                         INVESTMENT GRADE         CONTRAFUND
                                          BOND PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------
                                     1996       1995       1994      1996

----------------------------------------------------------------------------
Shares purchased..............     260,720     148,445    55,695     378,323
Shares received from
 reinvestment of:
 Dividends....................      10,256       2,620
 Capital gain distributions...
                                ----------  ----------  --------  ----------
Total shares acquired.........     270,976     151,065    55,695     378,323
Total shares redeemed.........     (50,765)    (17,097)   (1,624)     (4,932)
                                ----------  ----------  --------  ----------
Net increase in shares
 owned........................     220,211     133,968    54,071     373,391
Shares owned, beginning of
 year.........................     188,039      54,071
                                ----------  ----------  --------  ----------
Shares owned, end of year.....     408,250     188,039    54,071     373,391
                                ==========  ==========  ========  ==========
Cost of shares acquired.......  $3,229,467  $1,765,445  $615,840  $5,779,392
                                ==========  ==========  ========  ==========
Cost of shares redeemed.......  $  560,842  $  190,284  $ 17,911  $   73,354
                                ==========  ==========  ========  ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                   NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
--------------------------------------------------------------------------------------------------------------
                                             BALANCED PORTFOLIO                    GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                        1996        1995        1994        1996         1995         1994
--------------------------------------------------------------------------------------------------------------
Shares purchased....................    108,736      74,181     112,008      263,886     228,427       148,623
Shares received from reinvestment
 of:
 Dividends..........................      5,238       2,584       1,201          180         490           326
 Capital gain distributions.........     29,133         830       1,985       42,178       6,560         6,741
                                     ----------  ----------  ----------   ----------  ----------    ----------
Total shares acquired...............    143,107      77,595     115,194      306,244     235,477       155,690
Total shares redeemed...............    (36,401)    (20,656)    (13,992)     (55,459)    (10,148)      (11,266)
                                     ----------  ----------  ----------   ----------  ----------    ----------
Net increase in shares owned........    106,706      56,939     101,202      250,785     225,329       144,424
Shares owned, beginning of year.....    183,979     127,040      25,838      410,688     185,359        40,935
                                     ----------  ----------  ----------   ----------  ----------    ----------
Shares owned, end of year...........    290,685     183,979     127,040      661,473     410,688       185,359
                                     ==========  ==========  ==========   ==========  ==========    ==========
Cost of shares acquired............. $2,241,958  $1,276,739  $1,747,257   $7,625,308  $5,737,857    $3,274,504
                                     ==========  ==========  ==========   ==========  ==========    ==========
Cost of shares redeemed............. $  570,955  $  322,244  $  216,239   $1,295,598  $  244,085    $  272,703
                                     ==========  ==========  ==========   ==========  ==========    ==========

                                                             TCI PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------------------
                                              LIMITED MATURITY
                                               BOND PORTFOLIO                 TCI GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                          1996       1995      1994       1996        1995        1994
--------------------------------------------------------------------------------------------------------
Shares purchased....................     116,412    64,863    22,298     384,291     308,637     124,514
Shares received from reinvestment
 of:
 Dividends..........................       8,274     1,128                               145
 Capital gain distributions.........                                      68,178
                                      ----------  --------  --------  ----------  ----------  ----------
Total shares acquired...............     124,686    65,991    22,298     452,469     308,782     124,514
Total shares redeemed...............     (20,824)   (6,437)   (6,505)    (80,668)    (13,168)     (1,650)
                                      ----------  --------  --------  ----------  ----------  ----------
Net increase in shares owned........     103,862    59,554    15,793     371,801     295,614     122,864
Shares owned, beginning of year.....      75,347    15,793               418,478     122,864
                                      ----------  --------  --------  ----------  ----------  ----------
Shares owned, end of year...........     179,209    75,347    15,793     790,279     418,478     122,864
                                      ==========  ========  ========  ==========  ==========  ==========
Cost of shares acquired.............  $1,724,884  $932,610  $311,339  $4,986,969  $3,475,266  $1,121,214
                                      ==========  ========  ========  ==========  ==========  ==========
Cost of shares redeemed.............  $  289,820  $ 90,095  $ 90,187  $  723,514  $  118,574  $   15,176
                                      ==========  ========  ========  ==========  ==========  ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                       VAN ECK WORLDWIDE INSURANCE TRUST                           ALGER AMERICAN
                                                                                                                        FUND

                  ------------------------------------------------------------------------------------------------------------------
                                          WORLDWIDE BOND                    GOLD AND NATURAL
                                            PORTFOLIO                     RESOURCES PORTFOLIO          EMERGING        SMALL
                                                                                                       MARKETS     CAPITALIZATION
                                                                                                      PORTFOLIO      PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
                                   1996         1995        1994       1996       1995       1994        1996           1996
                  ------------------------------------------------------------------------------------------------------------------
Shares purchased..............     140,460      101,345     64,509     54,502     49,696     31,344      177,883        207,020
Shares received from
 reinvestment of:
Dividends.....................       6,267        8,113                   749        534                      19              2
Capital gain distributions....                                  11        735                    46
                                ----------   ----------   --------   --------   --------   --------   ----------     ----------
Total shares acquired.........     146,727      109,458     64,520     55,986     50,230     31,390      177,902        207,022
Total shares redeemed.........     (25,888)      (9,283)    (2,005)   (13,461)   (18,610)      (508)        (450)       (12,349)
                                ----------   ----------   --------   --------   --------   --------   ----------     ----------
Net increase in shares
 owned........................     120,839      100,175     62,515     42,525     31,620     30,882      177,452        194,673
Shares owned, beginning of
 year.........................     162,690       62,515                62,502     30,882
                                ----------   ----------   --------   --------   --------   --------   ----------     ----------
Shares owned, end of year.....     283,529      162,690     62,515    105,027     62,502     30,882      177,452        194,673
                                ==========   ==========   ========   ========   ========   ========   ==========     ==========
Cost of shares acquired.......  $1,593,168   $1,204,346   $648,828   $909,495   $674,277   $423,320   $2,130,602     $8,338,053
                                ==========   ==========   ========   ========   ========   ========   ==========     ==========
Cost of shares redeemed.......  $  258,769   $   90,782   $ 20,146   $176,559   $255,105   $  6,654   $    4,929     $  546,992
                                ==========   ==========   ========   ========   ========   ========   ==========     ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits, and (8) a risk charge for the guaranteed minimum death benefit. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted from the amount provided for investment annually. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and (4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1996, 1995 and 1994 were as follows:

                                                                            MONEY
                                                                GROWTH      MARKET        BOND
                                                               SEPARATE    SEPARATE     SEPARATE
                                                               ACCOUNT     ACCOUNT      ACCOUNT
                                                               --------    --------     --------
Year ending December 31,
     1996..................................................      $3,491       $146       $1,087
     1995..................................................     $12,376       $538       $1,846
     1994..................................................     $14,824     $1,594       $2,834


     These amounts are shown as an operating expense reimbursement reducing total expenses in the statement of operations.


     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

--------------------------------------------------------------------------------


Provident Mutual Life Insurance Company


and Subsidiaries

Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying consolidated statements of financial condition of Provident Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN 40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

                                            COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 14, 1997

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Financial Condition (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                                 DECEMBER 31,
 ------------------------------------------------------------------------------------------------------------------
                                                                                             1996           1995
 ------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at market (cost: 1996-$2,513,377; 1995-$2,427,192)..............   $2,564,903     $2,560,179
    Held to maturity, at amortized cost (market: 1996-$518,665; 1995-$555,557)                510,874        543,992
Equity securities, at market (cost: 1996-$27,770; 1995-$32,635).........................       23,809         28,170
Mortgage loans..........................................................................      708,982        747,945
Real estate.............................................................................       71,444         74,662
Policy loans and premium notes..........................................................      358,522        365,217
Other invested assets...................................................................       20,781         29,672
Short-term investments..................................................................       60,407         95,455
                                                                                           ----------     ----------
Total Investments.......................................................................    4,319,722      4,445,292
                                                                                           ----------     ----------
Cash....................................................................................        5,551          2,871
Premiums due and deferred...............................................................       13,106         15,863
Investment income due and accrued.......................................................       74,212         75,203
Deferred acquisition costs..............................................................      602,587        501,305
Reinsurance recoverable.................................................................      530,326        544,499
Separate account assets.................................................................    1,510,101      1,030,965
Other assets............................................................................       68,045         50,091
                                                                                           ----------     ----------
Total Assets............................................................................   $7,123,650     $6,666,089
                                                                                           ==========     ==========
LIABILITIES
Policy Liabilities:
  Future policyholder benefits..........................................................   $4,426,517     $4,489,990
  Policyholders' funds..................................................................      149,106        148,717
  Policyholder dividends payable........................................................       32,697         32,825
  Other policy obligations..............................................................       20,332         14,259
                                                                                           ----------     ----------
  Total Policy Liabilities..............................................................    4,628,652      4,685,791
                                                                                           ----------     ----------
Expenses payable........................................................................       38,540         27,646
Taxes payable...........................................................................        2,129          2,776
Federal income taxes payable:
  Current...............................................................................       35,157         78,318
  Deferred..............................................................................       51,029         51,541
Separate account liabilities............................................................    1,505,990      1,021,745
Other liabilities.......................................................................      104,876        102,943
                                                                                           ----------     ----------
Total Liabilities.......................................................................    6,366,373      5,970,760
                                                                                           ----------     ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 9
CAPITAL AND SURPLUS
Unassigned surplus......................................................................      746,567        665,028
Net unrealized appreciation on securities...............................................       10,710         30,301
                                                                                           ----------     ----------
Total Capital and Surplus...............................................................      757,277        695,329
                                                                                           ----------     ----------
Total Liabilities, Capital and Surplus..................................................   $7,123,650     $6,666,089
                                                                                           ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Operations (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
  ------------------------------------------------------------------------------------------------------------------
                                                                                   1996          1995          1994
  ------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums.......................................................................  $ 235,615     $ 255,509     $ 276,377
Policy and contract charges....................................................     73,873        63,387        49,574
Net investment income..........................................................    333,938       336,827       319,928
Other income...................................................................     43,839        37,084        31,816
Realized gains (losses) on investments.........................................      7,873         3,691        (3,975)
                                                                                  --------      --------      --------
Total Revenues.................................................................    695,138       696,498       673,720
                                                                                  --------      --------      --------
BENEFITS AND EXPENSES
Policy and contract benefits...................................................    241,042       228,143       221,122
Change in future policyholder benefits.........................................    130,147       145,545       155,322
Commissions and operating expenses.............................................    171,398       168,449       172,221
Policyholder dividends.........................................................     65,184        64,943        66,139
                                                                                  --------      --------      --------
Total Benefits and Expenses....................................................    607,771       607,080       614,804
                                                                                  --------      --------      --------
Income Before Income Taxes.....................................................     87,367        89,418        58,916
Income tax expense (benefit):
  Current......................................................................     (6,613)       39,817        23,839
  Deferred.....................................................................     12,441          (725)       (1,960)
                                                                                  --------      --------      --------
Total Income Tax Expense.......................................................      5,828        39,092        21,879
                                                                                  --------      --------      --------
Net Income.....................................................................  $  81,539     $  50,326     $  37,037
                                                                                  ========      ========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Capital and Surplus for the Years Ended December 31, 1996, 1995 and 1994 (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                          NET
                                                                                       UNREALIZED
                                                                                      APPRECIATION         TOTAL
                                                                      UNASSIGNED     (DEPRECIATION)     CAPITAL AND
                                                                       SURPLUS       ON SECURITIES        SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1994........................................     $577,665         $ 37,103         $ 614,768
  Net income......................................................       37,037          --                 37,037
  Change in unrealized appreciation (depreciation)................       --              (69,192)          (69,192)
                                                                      -----------       --------        ----------
Balance at December 31, 1994......................................      614,702          (32,089)          582,613
  Net income......................................................       50,326          --                 50,326
  Change in unrealized appreciation (depreciation)................       --               62,390            62,390
                                                                      -----------       --------        ----------
Balance at December 31, 1995......................................      665,028           30,301           695,329
  Net income......................................................       81,539          --                 81,539
  Change in unrealized appreciation (depreciation)................       --              (19,591)          (19,591)
                                                                      -----------       --------        ----------
Balance at December 31, 1996......................................     $746,567         $ 10,710         $ 757,277
                                                                      ===========       ========        ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Cash Flows (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------
                                                                                1996          1995          1994
------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................................  $  81,539     $  50,326     $  37,037
  Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to variable universal life and investment products....    117,038       117,873       107,983
    Policy fees assessed on variable universal life and investment
      products..............................................................    (73,873)      (63,387)      (49,574)
    Amortization of deferred policy acquisition costs.......................     56,092        63,666        60,619
    Capitalization of deferred policy acquisition costs.....................   (119,031)     (100,480)     (100,361)
    Deferred Federal income taxes...........................................     12,441          (725)       (1,960)
    Depreciation and amortization expense...................................      5,292         6,088         6,556
    Realized (gains) losses on investments..................................     (7,873)       (3,691)        3,975
    Change in investment income due and accrued.............................        991         4,719        (2,981)
    Change in premiums due and deferred.....................................      2,757           903          (848)
    Change in reinsurance recoverable.......................................     14,173       (85,199)     (112,943)
    Change in policy liabilities and other policyholders' funds of
      traditional life products.............................................    (18,335)       86,570       159,056
    Change in other liabilities.............................................      1,933        (6,047)       14,784
    Change in current Federal income taxes payable..........................    (43,161)       13,934         3,028
    Other, net..............................................................     (6,819)       (4,747)        6,616
                                                                              ---------     ---------     ---------
        Net cash provided by operating activities...........................     23,164        79,803       130,987
                                                                              ---------     ---------     ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales of investments:
    Available for sale securities...........................................    285,514       249,231       271,792
    Equity securities.......................................................      8,147        11,170        36,345
    Real estate.............................................................     21,902        22,879        30,262
    Other invested assets...................................................      6,078         7,210        13,046
  Proceeds from maturities of investments:
    Held to maturity securities.............................................    109,582        84,601       104,240
    Available for sale securities...........................................    165,980       146,547       172,516
    Mortgage loans..........................................................    124,190       106,257        88,951
  Purchases of investments:
    Held to maturity securities.............................................    (76,730)      (71,937)     (145,802)
    Available for sale securities...........................................   (533,650)     (504,337)     (594,405)
    Equity securities.......................................................     (2,966)       (4,966)      (12,759)
    Mortgage loans..........................................................    (94,254)     (102,632)     (108,208)
    Real estate.............................................................    (11,449)      (13,172)       (8,011)
    Other invested assets...................................................       (127)       (3,976)       (6,174)
  Net withdrawals of separate account seed money............................      5,985            --            --
  Policy loans and premium notes, net.......................................      7,580        12,152        19,523
  Net sales (purchases) of short-term investments...........................     35,983       (22,365)       (4,790)
                                                                              ---------     ---------     ---------
        Net cash provided by (used in) investing activities.................     51,765       (83,338)     (143,474)
                                                                              ---------     ---------     ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Variable universal life and investment product deposits...................    668,437       578,441       568,635
  Variable universal life and investment product withdrawals................   (740,686)     (573,177)     (562,854)
                                                                              ---------     ---------     ---------
        Net cash (used in) provided by financing activities.................    (72,249)        5,264         5,781
                                                                              ---------     ---------     ---------
        Net change in cash..................................................      2,680         1,729        (6,706)
Cash, beginning of year.....................................................      2,871         1,142         7,848
                                                                              ---------     ---------     ---------
Cash, end of year...........................................................  $   5,551     $   2,871     $   1,142
                                                                              =========     =========     =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................................  $  36,329     $  24,109     $  17,370
                                                                              =========     =========     =========
  Foreclosure of mortgage loans.............................................  $   7,665     $  14,766     $   9,160
                                                                              =========     =========     =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company which conducts its business for the benefit of its policyholders.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     The Company sells individual traditional and variable life insurance products, annuities, and a variety of pension products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, which are responsible for product regulation. Sales in 11 states accounted for 73% of the Company's sales for the year ended December 31, 1996. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are determined by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain traditional and variable life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company whose major subsidiary is Sigma American Corporation (Sigma). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties.

     Effective November 1, 1994, Covenant Life Insurance Company (Covenant), a Pennsylvania mutual life insurance company, was merged into Provident Mutual. The transaction was accounted for similar to a pooling of interests, whereby the assets, liabilities and surplus of each company were combined at their respective book values. The Covenant policyholders became entitled to the same rights and privileges as Provident Mutual's policyholders. Costs of completing the merger were approximately $6.7 million, net of related income taxes. Covenant sold traditional and universal life insurance products and individual annuities primarily to the religious community.

  Basis of Presentation

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     As of January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts", an amendment to Financial Accounting Standards Board Interpretation 40 (FIN 40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The initial effect of applying this statement has been reported retroactively through restatement of previously issued financial statements presented herein for comparative purposes. SFAS 120 requires financial statements referred to as prepared in accordance with generally accepted accounting principles (GAAP) to apply to all applicable authoritative GAAP pronouncements. Prior to the adoption of SFAS 120, statutory financial statements were permitted to be referred to as being prepared in accordance with GAAP. The significant GAAP authoritative pronouncements requiring initial application were as follows:

     -- SFAS 60, "Accounting and Reporting by Insurance Enterprises,"

     -- SFAS 87, "Employers' Accounting for Pensions,"

     -- SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain
        Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"

     -- SFAS 94, "Consolidation of All Majority-Owned Subsidiaries,"

     -- SFAS 106, "Employers Accounting for Postretirement Benefits Other Than
        Pensions,"

     -- SFAS 109, "Accounting for Income Taxes,"

     -- SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,"

     -- SFAS 114, "Accounting by Creditors for Impairment of a Loan,"

     -- Statement of Position (SOP) 95-1, "Accounting for Certain Insurance
        Activities of Mutual Life Insurance Enterprises,"

     -- SFAS 115, "Accounting for Certain Investments in Debt and Equity
        Securities" and

     -- SFAS 121, "Accounting for Impairment of Long-Lived Assets and Long-Lived
        Assets to be Disposed."

     The cumulative effective on policyholders' equity of adopting the above pronouncements primarily consists of the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, and the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     As a result of the change in accounting principles, net income as previously reported, has been restated as follows (in millions):

                                                                        1995       1994
    ====================================================================================
    Net income, as previously reported.............................    $ 41.9     $ 15.7
    Effect of changing to a different basis of accounting:
      Deferred acquisition costs...................................      36.8       39.7
      Net policyholder liabilities.................................     (32.2)     (17.7)
      Deferred income taxes........................................        .7        2.0
      Adjustment in valuation of investments.......................       8.5        2.9
      Merger of Covenant Life......................................      --         (8.9)
      Retirement benefits..........................................       3.6        1.6
      Termination of real estate lease.............................      (8.9)      --
      Other, net...................................................       (.1)       1.7
                                                                       ------     ------
    Net income, as adjusted........................................    $ 50.3     $ 37.0
                                                                       ======     ======


     As a result of the change in accounting principles, capital and surplus, as previously reported has been restated as follows (in millions):



    ------------------------------------------------------------------------------------
                                                                      1995        1994
    ------------------------------------------------------------------------------------
    Balance at beginning of year, as previously reported.........    $ 268.4     $ 208.0
    Add adjustment for the cumulative effect on prior years of applying retroactively the new basis of accounting:
      Deferred acquisition costs.................................      530.0       490.1
      Net policyholder liabilities...............................     (161.1)     (144.4)
      Deferred income taxes......................................      (34.0)      (38.6)
      Adjustment in valuation of investments.....................      (12.2)      (20.9)
      Asset valuation reserve....................................       44.9        43.7
      Merger of Covenant Life....................................      --           62.1
      Retirement benefits........................................      (21.8)      (25.4)
      Other, net.................................................         .5         3.1
                                                                      ------      ------
      Balance at beginning of year, as adjusted..................      614.7       577.7
      Net income.................................................       50.3        37.0
      Add adjustment for the cumulative effect on prior years of
         applying accounting change-securities...................      (32.1)       37.1
      Change in unrealized gains(losses) on investment
         securities..............................................       62.4       (69.2)
                                                                      ------      ------
      Balance at end of year.....................................    $ 695.3     $ 582.6
                                                                      ======      ======


     The Company prepares financial statements for filing with regulatory authorities which are prepared in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
primarily with respect to the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, and the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

     Statutory net income was $39.9 million, $41.9 million and $15.7 million for the years ended December 31, 1996, 1995 and 1994, respectively. Statutory surplus was $343.1 million and $312.1 million as of December 31, 1996 and 1995, respectively.

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the report values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flow's are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

  Invested Assets

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of Federal income taxes and related amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common stocks, redeemable preferred stocks and nonredeemable preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. When a mortgage loan has been determined to be impaired, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Invested Assets -- continued
at the mortgage loan's effective interest rate or the fair value of the underlying collateral. The reserve is charged to realized capital losses.

     Policy loans and premium notes are reported at unpaid principal balances.

     Real estate investments and real estate occupied by the Company are carried at cost, less encumbrances and accumulated depreciation. Foreclosed real estate is carried at lower of cost or fair value less accumulated depreciation from the date of foreclosure. The straight-line method of depreciation is used for all real estate.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or market value.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost which approximates market value.

  Investment Valuation Reserves

     Investment valuation reserves have been provided for impairments of real estate, mortgage loans and other invested assets and totalled $26.5 million and $32.5 million at December 31, 1996 and 1995, respectively. Changes in the reserves are reflected as realized capital gains and losses.

  Benefit Reserves and Policyholder Contract Deposits

     Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating: in addition to guaranteed benefits, they pay dividends, as declared annually by the Company based on its experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, the assumptions are based on mortality rates consistent with the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality table at interest rates ranging from 3.5% to 4.5%.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Benefit Reserves and Policyholder Contract Deposits -- continued
     Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Premiums, Charges and Benefits

     Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

     Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 4.28% to 9.46% in 1996.

     Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persis-

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Premiums, Charges and Benefits -- continued

     Deferred Policy Acquisition Costs -- continued

     tency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.15% for 1996.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incident of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1996, 1995 and 1994 were $119.0 million, $100.5 million, and $100.4 million, respectively. Amortization of deferred policy acquisition costs was $56.1 million, $63.7 million, and $60.6 million during 1996, 1995 and 1994, respectively.

  Capital Gains and Losses

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. A realized capital loss is also recorded at the time a decline in the value of an investment is determined to be other than temporary.

  Policyholder Dividends

     As of December 31, 1996, approximately 98% of the Company's in force life insurance business was written on a participating basis. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying financial statements as a liability and as a charge to operations.

  Reinsurance

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

  Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension and annuity contractholders, variable life insurance policyholders and several of the Company's retirement plans.

     Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Fees charged on policyholder and contractholder account values are reported as revenues.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Separate Accounts -- continued
     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return. When the contractholder/policyholder bears the investment risk, separate account assets and liabilities are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

  Federal Income Taxes

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying financial statements and those in the Company's income tax returns.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1996 and 1995:

-----------------------------------------------------------------------------------------------
                                                  DECEMBER 31, 1996         DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------
                                                  FAIR       CARRYING       FAIR       CARRYING
                                                 VALUE        VALUE        VALUE        VALUE
                                                    (IN MILLIONS)             (IN MILLIONS)
-----------------------------------------------------------------------------------------------
ASSETS
Fixed maturities:
  Available for sale........................    $2,564.9     $2,564.9     $2,560.2     $2,560.2
  Held to maturity..........................      $518.7       $510.9       $555.6       $544.0
Equity securities...........................       $23.8        $23.8        $28.2        $28.2
Commercial mortgage loans...................      $740.6       $708.2       $809.8       $746.8
Residential mortgage loans..................         $.9          $.8         $1.2         $1.1
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts...............      $321.8       $316.9       $386.5       $374.9
Group annuities.............................    $1,101.8     $1,118.3     $1,005.0     $1,003.8
Supplementary contracts without life
  contingencies.............................       $31.4        $31.4        $31.1        $30.6
Individual annuities........................    $1,172.6     $1,225.5     $1,379.4     $1,420.1

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the holder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments". However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

  Investment Securities

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

  Mortgage Loans

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

  Policy Loans

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 4% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

  Guaranteed Interest Contracts

     The fair value of guaranteed interest contract liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $319.4 million and $322.4 million, respectively, at December 31, 1996 and $378.5 million and $386.7 million, respectively, at December 31, 1995.

  Group Annuities

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
  Individual Annuities and Supplementary Contracts

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

  Policyholder Dividends and Coupon Accumulations

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied towards the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3. MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1996 and 1995 are as follows (in millions):

-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
              AVAILABLE FOR SALE                  COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $    62.6       $  2.2         $   .4       $    64.4
Obligations of states and political
  subdivisions................................       79.5          2.4            1.1            80.8
Debt securities issued by foreign
  governments.................................       12.4           .1             .7            11.8
Corporate securities..........................    2,070.2         66.4           23.9         2,112.7
Mortgage-backed securities....................      288.7          8.5            2.0           295.2
                                                 --------        -----          -----        --------
     Subtotal -- fixed maturities.............    2,513.4         79.6           28.1         2,564.9
Equity securities.............................       27.8          4.5            8.5            23.8
                                                 --------        -----          -----        --------
          Total...............................  $ 2,541.2       $ 84.1         $ 36.6       $ 2,588.7
                                                 ========        =====          =====        ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1996

-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
               HELD TO MATURITY                   COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...     $ 17.6       $   .8           $ .1          $ 18.3
Obligations of states and political
  subdivisions................................       11.3           .3             .1            11.5
Debt securities issued by foreign
  governments.................................        6.8           .5          --                7.3
Corporate securities..........................      464.8         10.1            4.2           470.7
Mortgage-backed securities....................       10.4           .5          --               10.9
                                                   ------        -----           ----          ------
          Total...............................     $510.9       $ 12.2           $4.4          $518.7
                                                   ======        =====           ====          ======


-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
              AVAILABLE FOR SALE                  COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $    93.0       $  5.4         $   .2       $    98.2
Obligations of states and political
  subdivisions................................       92.4          4.1             .5            96.0
Debt securities issued by foreign
  governments.................................       14.8           .5          --               15.3
Corporate securities..........................    1,954.0        123.1           12.2         2,064.9
Mortgage-backed securities....................      273.0         13.0             .2           285.8
                                                 --------        -----          -----        --------
     Subtotal -- fixed maturities.............    2,427.2        146.1           13.1         2,560.2
Equity securities.............................       32.6          1.9            6.3            28.2
                                                 --------        -----          -----        --------
          Total...............................  $ 2,459.8       $148.0         $ 19.4       $ 2,588.4
                                                 ========        =====          =====        ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED


-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
               HELD TO MATURITY                   COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...   $  18.4        $   .6          $ .1         $  18.9
Obligations of states and political
  subdivisions................................      15.9            .3            .1            16.1
Debt securities issued by foreign
  governments.................................       7.3            .6         --                7.9
Corporate securities..........................     489.1          13.3           3.6           498.8
Mortgage-backed securities....................      13.3            .6         --               13.9
                                                --------         -----         -----        --------
          Total...............................   $ 544.0        $ 15.4          $3.8         $ 555.6
                                                ========         =====         =====        ========


     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996, by contractual maturity, are as follows (in millions):

    ----------------------------------------------------------------------------------------
                                                                    AMORTIZED     ESTIMATED
                          AVAILABLE FOR SALE                          COST        FAIR VALUE
    ----------------------------------------------------------------------------------------
    Due in one year or less.......................................  $    93.3      $    93.7
    Due after one year through five years.........................      604.0          618.3
    Due after five years through ten years........................      756.3          778.4
    Due after ten years...........................................    1,059.8        1,074.5
                                                                     --------       --------
              Total...............................................  $ 2,513.4      $ 2,564.9
                                                                     ========       ========

    ----------------------------------------------------------------------------------------
                                                                    AMORTIZED     ESTIMATED
                           HELD TO MATURITY                           COST        FAIR VALUE
    ----------------------------------------------------------------------------------------
    Due in one year or less.......................................     $ 15.0         $ 15.1
    Due after one year through five years.........................      134.0          135.9
    Due after five years through ten years........................      217.5          221.0
    Due after ten years...........................................      144.4          146.7
                                                                       ------         ------
              Total...............................................     $510.9         $518.7
                                                                       ======         ======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Realized gains (losses) on investments for the years ended December 31, 1996, 1995 and 1994 are summarized as follows (in millions):

    --------------------------------------------------------------------------------------
                                                                 1996      1995      1994
    --------------------------------------------------------------------------------------
    Fixed maturities...........................................  $ 6.0     $ 2.0     $(6.7)
    Equity securities..........................................     .3        .7       8.6
    Mortgage loans.............................................   (1.4)       .2      (4.3)
    Real estate................................................    2.8       2.9       (.8)
    Policy loans and premium notes.............................     .9        .1        .2
    Other invested assets......................................    (.7)     (2.2)     (1.0)
                                                                 -----     -----     -----
                                                                 $ 7.9     $ 3.7     $(4.0)
                                                                 =====     =====     =====

     Net unrealized appreciation (depreciation) on available for sale securities as of December 31, 1996 and 1995 is summarized as follows (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) before adjustments for
      the following:.................................................  $ 47.5     $128.6
      Amortization of deferred policy acquisition costs..............   (31.0)     (79.6)
      Deferred Federal income taxes..................................    (5.8)     (18.7)
                                                                       ------     ------
    Net unrealized appreciation (depreciation).......................  $ 10.7     $ 30.3
                                                                       ======     ======

     In late 1995, the Financial Accounting Standards Board issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities". This report permits a one-time reclassification of securities from held to maturity to available for sale. In response to this report, the Company transferred fixed income securities with a combined amortized cost of $172.3 million from the held to maturity portfolio to the available for sale portfolio. An additional transfer of fixed income securities with a combined cost of $24.2 million and an estimated fair value of $24.6 million was made from the available for sale portfolio to the held to maturity portfolio. The $.4 million difference between the amortized cost and the estimated fair value is being amortized to realized capital gains/losses over the remaining lives of the securities.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Net investment income, by type of investment, is as follows for the years ending December 31, 1996, 1995 and 1994 (in millions):


    -------------------------------------------------------------------------------------
                                                               1996       1995      1994
    -------------------------------------------------------------------------------------
    Gross investment income:
    Fixed maturities:
      Available for sale...................................  $193.5     $194.1     $170.1
      Held to maturity.....................................    45.1       47.1       56.7
    Equity securities......................................     1.2        2.1        3.7
    Mortgage loans.........................................    69.0       72.2       74.8
    Real estate............................................    11.4       11.8       13.4
    Policy loans and premium notes.........................    23.4       24.0       24.4
    Other invested assets..................................     5.5        4.9        1.2
    Short-term investments.................................     3.8        2.0         .3
    Other, net.............................................      .5         .5         .8
                                                              -----      -----      -----
                                                              353.4      358.7      345.4
    Less: investment expenses..............................   (19.5)     (21.9)     (25.5)
                                                              -----      -----      -----
    Net investment income..................................  $333.9     $336.8     $319.9
                                                              =====      =====      =====


4. MORTGAGE LOANS

     Impaired mortgage loans and the related reserves are as follows at December 31, 1996 and 1995 (in millions):

    -------------------------------------------------------------------------------------
                                                                           1996     1995
    -------------------------------------------------------------------------------------
    Impaired mortgage loans.............................................  $65.5     $67.8
    Reserves............................................................   (7.2)     (8.7)
                                                                          -----     -----
    Net impaired mortgage loans.........................................  $58.3     $59.1
                                                                          =====     =====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

4. MORTGAGE LOANS, CONTINUED
     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1996 and 1995 is as follows (in millions):

    -------------------------------------------------------------------------------------
                                                                          1996      1995
    -------------------------------------------------------------------------------------
    Balance at January 1................................................  $16.2     $23.5
    Losses charged, net of recoveries...................................    (.5)       .3
    Releases due to foreclosures........................................   (1.3)     (7.6)
                                                                          -----     -----
    Balance at December 31..............................................  $14.4     $16.2
                                                                          =====     =====

     The average recorded investment in impaired loans was $66.7 million and $80.0 million during 1996 and 1995, respectively. Interest income recognized on impaired loans during 1996, 1995 and 1994 was $6.9 million, $7.3 million and $7.1 million, respectively. All interest income on impaired mortgage loans was recognized on the cash basis.

5. REAL ESTATE

     Real estate holdings are as follows at December 31, 1996 and 1995 (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Occupied by the Company...........................................  $38.0     $ 29.4
    Foreclosed........................................................   31.1       42.1
    Investment........................................................    7.7       13.5
                                                                        -----     ------
                                                                         76.8       85.0
    Less: valuation reserves..........................................   (5.4)     (10.3)
                                                                        -----     ------
                                                                        $71.4     $ 74.7
                                                                        =====     ======

     Depreciation expense was $3.2 million, $4.7 million and $5.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. Accumulated depreciation for real estate totalled $15.2 million and $15.4 million at December 31, 1996 and 1995, respectively.

6. BENEFIT PLANS

     The Company maintains a funded noncontributory defined benefit pension plan that covers substantially all of its employees and a funded noncontributory defined contribution plan that covers substantially all of its agents. The Company's funding policy is to contribute annually the maximum amount deductible for Federal income tax purposes.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The status of the funded defined benefit pension plan and the amounts recognized on the balance sheets as of December 31, 1996 and 1995 are as follows (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Actuarial present value of benefit obligations:
      Vested.........................................................  $ 72.7     $ 74.9
      Nonvested......................................................     2.7        2.7
                                                                        -----     ------
         Accumulated benefit obligation..............................    75.4       77.6
      Additional obligation for future salary increases..............    19.2       21.2
                                                                        -----     ------
         Projected benefit obligation................................    94.6       98.8
    Plan assets at fair value........................................   148.7      141.3
                                                                        -----     ------
      Plan assets in excess of projected benefit obligation..........    54.1       42.5
      Unrecognized transition asset..................................   (23.7)     (25.9)
      Unrecognized prior service cost................................      .5         .5
      Unrecognized net (gain) loss...................................   (16.4)      (4.7)
                                                                        -----     ------
         Prepaid pension cost........................................  $ 14.5     $ 12.4
                                                                        =====     ======

     The Company also sponsors several unfunded nonqualified defined benefit excess benefit, supplemental executive retirement and deferred compensation plans. The status of these unfunded defined benefit plans and the amounts recognized on the balance sheets as of December 31, 1996 and 1995 are as follows (in millions):

     -----------------------------------------------------------------------------------
                                                                         1996      1995
     -----------------------------------------------------------------------------------
     Actuarial present value of benefit obligations:
       Vested.........................................................  $  8.6     $ 8.3
       Nonvested......................................................     2.9       2.7
                                                                         -----     ------
          Accumulated benefit obligation..............................    11.5      11.0
       Additional obligation for future salary increases..............     5.2       5.9
                                                                         -----     ------
          Projected benefit obligation................................    16.7      16.9
       Unrecognized transition obligation.............................     4.2       4.6
       Unrecognized prior service cost................................     3.4       4.0
       Unrecognized net loss (gain)...................................     2.7       3.5
       Other net......................................................    (5.1)     (1.1)
                                                                         -----     ------
          Accrued pension cost........................................  $(11.5)    $(5.9)
                                                                         =====     ======

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The following assumptions were used to determine the projected benefit obligation at December 31, 1996 and 1995:


     ----------------------------------------------------------------------------------
                                                                          1996     1995
     ----------------------------------------------------------------------------------
     Discount rate......................................................  7.5%     7.0%
     Expected rate of return on assets..................................  8.0%     9.0%
     Rate of increase in salaries:
       Deferred compensation plan.......................................   N/A      N/A
       All other plans..................................................  5.5%     6.0%


     Net periodic pension (benefit) cost included the following components for the years ended December 31, 1996, 1995 and 1994 (in millions):

     ------------------------------------------------------------------------------------
                                                               1996       1995      1994
     ------------------------------------------------------------------------------------
     Service cost...........................................  $  4.0     $  4.2     $ 3.6
     Interest cost..........................................     6.9        8.0       7.0
     Expected return on assets..............................   (21.9)     (10.8)     (9.3)
     Net amortization (deferral)............................     7.3       (1.6)     (1.0)
                                                               -----     ------     -----
       Net pension (benefit) cost...........................  $ (3.7)    $  (.2)    $  .3
                                                               =====     ======     =====

     The Company provides a contributory defined contribution plan qualified under Section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $2.6 million, $2.8 million and $3.1 million for the years ended December 31, 1996, 1995 and 1994, respectively.

     In addition, the Company provides certain health care and life insurance benefits (postretirement benefits) for retired employees. Substantially all of the Company's employees may become eligible for post-retirement benefits if they reach normal retirement age while still working for the Company.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The status of the postretirement benefit plans and the amounts recognized on the balance sheets as of December 31, 1996 and 1995 are as follows (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Accumulated postretirement benefit obligation:
      Retirees and surviving spouses.................................  $(28.2)    $(29.3)
      Fully eligible active employees................................    (1.1)      (1.1)
      Other active employees.........................................    (4.9)      (5.1)
                                                                       ------     ------
         Total.......................................................   (34.2)     (35.5)
    Plan assets at fair value........................................     7.9        7.3
      Accumulated postretirement benefit obligation in excess of plan
         assets......................................................   (26.3)     (28.2)
    Unrecognized amounts:
      Net gain.......................................................   (12.1)     (10.7)
      Prior service cost.............................................     (.4)       (.5)
                                                                       ------     ------
         Total.......................................................   (12.5)     (11.2)
                                                                       ------     ------
    Accrued postretirement benefit cost..............................  $(38.8)    $(39.4)
                                                                       ======     ======

     The following assumptions were used to determine the projected benefit obligation at December 31, 1996 and 1995:

    ------------------------------------------------------------------------------------
                                                                           1996     1995
    ------------------------------------------------------------------------------------
    Discount rate........................................................  7.0%     7.0%
    Expected rate of return on assets....................................  7.5%     7.5%
    Rate of increase in salaries.........................................  6.0%     6.0%

     Net periodic postretirement benefit cost included the following components for the years ended December 31, 1996 and 1995 (in millions):

    --------------------------------------------------------------------------------------
                                                                    1996     1995     1994
    --------------------------------------------------------------------------------------
    Service cost..................................................  $ .4     $ .4     $ .4
    Interest cost.................................................   2.4      2.6      2.5
    Expected return on assets.....................................   (.5)     (.5)     (.5)
    Net amortization and deferral.................................   (.4)     (.5)     (.3)
                                                                    ----     ----     ----
      Net periodic postretirement benefit cost....................  $1.9     $2.0     $2.1
                                                                    ====     ====     ====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1996 by $1.8 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1996 by $.1 million.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In December 1996, the Company transferred $1.6 million of excess assets from the defined benefit pension plan to pay for 1996 qualified retiree health benefits. An additional transfer of excess assets in the amount of $1.6 million was made in December 1995 to pay for 1995 qualified retiree health benefits. In December 1994, excess assets totalling $1.6 million were transferred to pay for 1994 qualified retiree health benefits.

7. FEDERAL INCOME TAXES

     The Company files separate consolidated Federal income tax returns for its life insurance and non-insurance subsidiaries. Each tax provision is accrued on a separate company basis. The life company tax provisions include an equity tax.

     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                                                                YEAR ENDED DECEMBER 31,
    -------------------------------------------------------------------------------------
                                                                1996      1995      1994
    -------------------------------------------------------------------------------------
    Federal income tax at statutory rate.....................  $ 30.6     $31.3     $20.6
      Current year equity tax................................     8.5       8.0       6.4
      True down of prior years' equity tax...................    (5.1)     --        (6.0)
      Tax settlement.........................................   (28.3)     --        --
      Other..................................................      .1       (.2)       .9
                                                                 ----     -----     -----
    Provision for Federal income tax from operations.........  $  5.8     $39.1     $21.9
                                                                 ====     =====     =====

     In 1996, the Company settled various tax issues with the IRS, including an issue relating to the tax treatment of certain traditional life insurance policy updates. As a result of the settlements, the 1996 Federal income tax expense in the Statement of Operations was decreased by approximately $28.3 million which includes $15.9 million of interest net of taxes.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

7. FEDERAL INCOME TAXES, CONTINUED
income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1996 and 1995 (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    DEFERRED TAX LIABILITY
    Deferred policy acquisition costs................................  $186.5     $172.9
    Prepaid pension asset............................................     5.1        4.4
    Net unrealized gain on available for sale securities.............     5.8       18.7
                                                                       ------     ------
         Total deferred tax liability................................   197.4      196.0
                                                                       ------     ------
    DEFERRED TAX ASSET
    Reserves.........................................................   112.4      105.9
    Employee benefit accruals........................................    14.1       14.3
    Invested assets..................................................     4.3       10.2
    Policyholder dividends...........................................     7.9        8.0
    Deferred rent....................................................     2.8        3.0
    Other............................................................     4.9        3.1
                                                                       ------     ------
         Total deferred tax asset....................................   146.4      144.5
                                                                       ------     ------
    Net deferred tax liability.......................................  $ 51.0     $ 51.5
                                                                       ======     ======

     The Company's Federal income tax returns have been audited through 1992. All years through 1985 are closed. Years 1986 and 1987 have been audited and are closed with the exception of 2 issues for which claims for refund have been filed. Years 1988 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

8. REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks with other insurance companies. The primary purposes of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500,000 on any single life. A portion on individual fixed rate annuity business is also reinsured.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

8. REINSURANCE, CONTINUED
     At December 31, 1996, there were $383.1 million of individual fixed annuity account values coinsured by the Company, or approximately 31.2% of total individual fixed annuity account values outstanding.

     The tables below highlight the amounts shown in the accompanying financial statements which are net of reinsurance activity (in millions):

-------------------------------------------------------------------------------------------------
                                                                          ASSUMED
                                               GROSS                     FROM OTHER        NET
                                              AMOUNT       CEDED TO      COMPANIES       AMOUNT
                                                             OTHER
                                                           COMPANIES
-------------------------------------------------------------------------------------------------
December 31, 1996:
Life insurance in force....................  $37,066.8     $6,559.3        $208.9       $30,716.4
                                             =========     ========        ======       =========
Premiums...................................  $   247.8     $   15.2        $  3.0       $   235.6
                                             =========     ========        ======       =========
Future policyholder benefits...............                $  530.3        $  5.1
                                                           ========        ======
December 31, 1995:
Life insurance in force....................  $24,910.6     $5,829.8        $230.0       $19,310.8
                                             =========     ========        ======       =========
Premiums...................................  $   267.3     $   12.7        $   .9       $   255.5
                                             =========     ========        ======       =========
Future policyholder benefits...............                $  544.5        $  5.3
                                                           ========        ======
December 31, 1994:
Life insurance in force....................  $24,276.4     $4,797.8        $247.5       $19,726.1
                                             =========     ========        ======       =========
Premiums...................................  $   288.5     $   13.4        $  1.3       $   276.4
                                             =========     ========        ======       =========
Future policyholder benefits...............                $  459.3        $ 13.4
                                                           ========        ======

9. COMMITMENTS AND CONTINGENCIES

  Leases

     The Company leases office space, data processing equipment and certain other equipment under operating leases expiring on various dates between 1997 and 2003. Most of the leases contain renewal and purchase options based on prevailing fair market values.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Leases -- continued
     Future minimum rent payments required and related sublease rentals receivable under noncancelable operating leases in effect at December 31, 1996, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

    ----------------------------------------------------------------------------------------
                                                                RENTAL
                                                               PAYMENTS     SUBLEASE RENTALS
                                                                               RECEIVABLE
    ----------------------------------------------------------------------------------------
    YEAR ENDING DECEMBER 31:
      1997...................................................   $ 14.8            $2.1
      1998...................................................     11.9             2.0
      1999...................................................      5.5              .3
      2000...................................................      3.2              .1
      2001...................................................      1.6          --
      Thereafter.............................................      1.4          --
                                                                 -----            ----
                                                                $ 38.4            $4.5
                                                                 =====            ====

     Total related rent expense was $26.5 million, $17.6 million and $17.4 million in 1996, 1995 and 1994, respectively, which were net of sublease income of $.5 million in 1996 and $.3 million in each of 1995 and 1994.

     During 1995 the Company recorded a charge to operations for certain unused leased facilities in the amount of $8.9 million, net of anticipated sublease income.

  Financial Instruments With Off-Balance-Sheet Risk

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition.

     At December 31, 1996, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $20 million. The mortgage loan commitments, which expire through July 1997, totalled $16.1 million and were issued during 1996 at interest rates consistent with rates applicable on December 31, 1996. As a result, the fair value of these commitments approximates the face amount.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Financial Instruments With Off-Balance-Sheet Risk -- continued
     The Company guarantees indebtedness of certain real estate partnerships of which it is an investor. Any estimated deficiencies between the amount of debt guaranteed and the partnerships' ability to service the debt is provided for in the asset valuation process through reserves.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, and not for income generation or speculative purposes. Derivative options utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company closed out hedge positions consisting of 162 treasury futures contracts with a dollar value of $17.3 million in 1996, 568 treasury futures contracts with a dollar value of $56.8 million in 1995, and 2,253 treasury futures contracts with a dollar value of $225.3 million in 1994. The approximate net (losses) gains generated from the hedge positions were $(.3) million for the year ended December 31, 1996, $(.1) million for the year ended December 31, 1995 and $1.1 million for the year ended December 31, 1994. There were 62 open hedge positions at December 31, 1996 with a value of $6.6 million and a maturity of March 1997. The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1996.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totalling 105% of market value plus accrued interest is required. For equities, cash collateral totalling 105% of market value is required. There were no securities lending positions at December 31, 1996.

  Investment Portfolio Credit Risk

     Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1996 and 1995, approximately $162.2 million and $148.4 million, respectively, in debt security investments (5.4% and 5.0%, respectively, of the total debt security portfolio) are considered "below investment grade". Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 1996 of $4.3 million were non-income producing for the year ended December 31, 1996.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements -- concluded


--------------------------------------------------------------------------------

9. COMITTMENTS AND CONTINGENCIES, CONTINUED

  Investment Portfolio Credit Risk -- continued


     Bonds -- continued


     The Company had debt security investments in the financial services industry at both December 31, 1996 and 1995 that exceeded 5% of total assets.

     Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     At December 31, 1996 and 1995, there were no delinquent mortgage loans (i.e., loans where payments on principal and/or interest are over 90 days past due).

     The Company had loans outstanding in Pennsylvania where principal balances in the aggregate exceeded 20% of the Company's surplus.

  Lines of Credit

     The Company has approximately $50 million of available unused lines of credit at December 31, 1996.

  Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business and as a result of the merger with Covenant which, in the opinion of management and legal counsel, will not have a material effect on the Company's financial position.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the financial statements. Guaranty fund assessments totalled $1.6 million, $2.6 million and $2.5 million in 1996, 1995 and 1994, respectively. Of those amounts, $.9 million in 1996 and $1.8 million in each of 1995 and 1994 are creditable against future years' premium taxes.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PMLIC's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.


     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                        REPRESENTATION OF REASONABLENESS



     Provident Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Provident Mutual Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the Prospectus with items of Form N-8B-2.


     The Prospectus consisting of 52 pages.


     The undertaking to file reports.

     Rule 484 undertaking.

     Representations pursuant to Rule 6e-3(T).

     The signatures.

The following exhibits:


 1.A.  (1) (a)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable Growth Separate Account, Provident Mutual
                       Variable Money Market Separate Account, Provident Mutual Variable Bond
                       Separate Account, Provident Mutual Variable Managed Separate Account, and
                       Provident Mutual Variable Zero Coupon Bond Separate Account1
           (b)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable Aggressive Growth Separate Account2
           (c)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable International Separate Account3
           (d)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable Separate Account4
       (2)             None
       (3) (a) (i)     Underwriting Agreement5
               (ii)    Amendments to Underwriting Agreement2 and 3
               (iii)   Amendment to Underwriting Agreement4
           (b)         Selling Agreement between PMLIC, PML and The Wolper Ross Corporation6
           (c)         Form of Selling Agreement between The Wolper Ross Corporation and
                       Broker/Dealers7
           (d)         Amendment to Special Agent's Career Agreement7
       (4)             None
       (5) (a)         Individual Flexible Premium Adjustable Variable Life Insurance Policy,
                       Applications and Waiver of Monthly Deductions and Change of Insured Riders
                       (Form C122 (return of premium with performance); Form C122(PA) (return of premium paid))8
           (b)         Accelerated Death Benefit Rider9
           (c)         Disability Waiver of Premium Benefit Rider9
           (d)         Description of Separate Accounts -- Form VLSA4
           (e)         Supplementary Application for Variable Life Insurance Policy -- Form A57
                       7.9310
           (f)         Initial Allocation Schedule -- Form A58 7.934
       (6) (a)         Charter of PMLIC1
           (b)         By-Laws of PMLIC11
       (7)             None
       (8)             None
       (9) (a)         The form of Application is contained in the specimen copy of the Individual
                       Flexible Premium Adjustable Variable Life Insurance Policy (see Exhibit
                       1.A.(5)
                       See Exhibit 1.A.(5)
 3.A.                  Consent of M. Diane Koken, Esquire
   B.                  Consent of Sutherland, Asbill & Brennan, L.L.P.
 4.                    None

 5.                    Inapplicable
 6.                    Consent of Scott V. Carney, FSA, MAAA
 7.                    Consent of Coopers & Lybrand L.L.P., Independent Accountants
 8.                    Memorandum on Issuance, Transfer and Redemption9
 9.                    None
10.        (a)         Participation Agreement among Market Street Fund, Inc., Provident Mutual
                       Life Insurance Company of Philadelphia and PML Securities Company12
           (b)         Participation Agreement among Variable Insurance Products Fund, Fidelity
                       Distributors Corporation and PMLIC4
           (c)         Participation Agreement among Variable Insurance Products Fund II, Fidelity
                       Distributors Corporation and PMLIC4
           (d)         Sales Agreement between Neuberger & Berman Advisers Management Trust and
                       PMLIC4
           (e)         Participation Agreement among The Alger American Fund, Provident Mutual
                       Life Insurance Company, Providentmutual Life and Annuity Company of America
                       and Fred Alger and Company Incorporated.
11.                    Sponsorship Agreement between PMLIC and MPPFS for Zero Coupon Trust13
27.                    Financial Data Schedule


---------------

   1   Incorporated herein by reference to the Registration Statement filed on Form S-6 on
       November 4, 1985, (File No. 33-1331).
   2   Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration
       Statement filed on Form S-6 on March 2, 1989, (File No. 33-2625).
   3   Incorporated herein by reference to the Registration Statement filed on Form S-6 on
       August 7, 1991, (File No. 33-42133).
   4   Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration
       Statement filed on Form S-6 on June 22, 1993, (File No. 33-2625).
   5   Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
       Statement filed on Form S-6 on April 16, 1986, (File No. 33-1331).
   6   Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration
       Statement filed on Form S-6 on March 15, 1991, (File No. 33-38463).
   9   Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration
       Statement filed on Form S-6 on July 31, 1992, (File No. 33-38463).
  10   Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration
       Statement filed on Form S-6 on June 21, 1993, (File No. 33-42133).
  11   Incorporated herein by reference to the Registration Statement filed on Form S-6 on
       December 7, 1989, (File No. 33-32478).
  12   Incorporated herein by reference to the Post-Effective Amendment No. 8 to the
       Registration Statement filed on Form S-6 on May 1, 1992 (File No. 33-2625).
  13   Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
       Statement filed on Form S-6 on June 20, 1986, (File No. 33-2625).

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, PROVIDENT MUTUAL LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN AND COMMONWEALTH OF PENNSYLVANIA ON THE 29TH DAY OF APRIL, 1997.


                                            PROVIDENT MUTUAL LIFE INSURANCE
                                              COMPANY


Attest: /s/  M. DIANE KOKEN                 By: /s/  ROBERT W. KLOSS
        ---------------------                   ---------------------------
                                                    ROBERT W. KLOSS
                                                    Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.


               SIGNATURES                                 TITLE                       DATE
----------------------------------------    ---------------------------------    ---------------
              /s/  ROBERT W. KLOSS          Chief Executive Officer              April 29, 1997
----------------------------------------      (Principal Executive Officer)
            ROBERT W. KLOSS

            /s/  MARY LYNN FINELLI          Executive Vice President and         April 29, 1997
----------------------------------------      Chief Financial Officer
           MARY LYNN FINELLI                  (Principal Financial Officer)

            /s/  LINDA M. SPRINGER          Vice President and Controller        April 29, 1997
----------------------------------------      (Principal Accounting Officer)
           LINDA M. SPRINGER
             /s/  DOROTHY M. BROWN          Director                             April 29, 1997
----------------------------------------
            DOROTHY M. BROWN

             /s/  ROBERT J. CASALE          Director                             April 29, 1997
----------------------------------------
            ROBERT J. CASALE

         /s/  NICHOLAS DEBENEDICTUS         Director                             April 29, 1997
----------------------------------------
         NICHOLAS DEBENEDICTUS

         /s/  PHILIP C. HERR, II            Director                             April 29, 1997
----------------------------------------
           PHILIP C. HERR, II

               SIGNATURES                                 TITLE                       DATE
----------------------------------------    ---------------------------------    ---------------


         /s/ J. RICHARD JONES               Director                             April 29, 1997
----------------------------------------
            J. RICHARD JONES

           /s/ JOHN A. MILLER               Director                             April 29, 1997
----------------------------------------
             JOHN A. MILLER

          /s/ JOHN P. NEAPSEY               Director                             April 29, 1997
----------------------------------------
            JOHN P. NEAFSEY

           /s/ CHARLES L. ORR               Director                             April 29, 1997
----------------------------------------
             CHARLES L. ORR

         /s/ WILLIAM A. POLLARD             Director                             April 29, 1997
----------------------------------------
           WILLIAM A. POLLARD

          /s/ DONALD A. SCOTT               Director                             April 29, 1997
----------------------------------------
            DONALD A. SCOTT

        /s/ JOHN J. F. SHERRERD             Director                             April 29, 1997
----------------------------------------
          JOHN J. F. SHERRERD

        /s/ HAROLD A. SORGENTI              Director                             April 29, 1997
----------------------------------------
           HAROLD A. SORGENTI

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account and Provident Mutual Variable Separate Account certify that they meet all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and, have duly caused this post-effective amendment to the Registration Statement under the Securities Act of 1933 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 29th day of April, 1997.


PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT

                                                     (Registrant)

                                      By:  PROVIDENT MUTUAL LIFE INSURANCE
                                           COMPANY
                                                     (DEPOSITOR)


                                      By:         /s/  ROBERT W. KLOSS

                                         ---------------------------------------

                                                     ROBERT W. KLOSS

                                                 Chief Executive Officer


Attest:   /s/  M. DIANE KOKEN

      --------------------------------

                                 EXHIBIT INDEX


EXHIBITS                                                                                    PAGE
--------                                                                                    ----
 3.A.       Consent of M. Diane Koken, Esquire
   B.       Consent of Sutherland, Asbill & Brennan, L.L.P.
 6.         Consent of Scott V. Carney, FSA, MAAA
 7.         Consent of Coopers & Lybrand L.L.P., Independent Accountants
27.         Financial Data Schedule